UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

4

Portfolio Managers’
Comments
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month period ended May 31, 2021 for the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011 and Chris has managed the Colorado Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS). The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal interventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.
6

While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Arizona, Colorado and New Mexico during the twelve-month reporting period ended May 31, 2021?
Arizona’s economy has held up better than the nation as its shutdowns were relatively shorter and less strict. Employment fell at the start of the COVID-19 crisis, but has since recorded consecutive month gains. Given Arizona’s service-based economy, leisure/hospitality jobs have been most affected by COVID-19 crisis related shutdowns. Arizona’s favorable business environment and ample workforce continues to lure new businesses into the state. Gains in the housing market were supported by low interest rates and increased demand. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 22.3% over the twelve months ended April 2021 (most recent data available at the time this report was prepared). In the job market, Arizona’s unemployment rate was 6.7% in May 2021, versus the national unemployment rate of 5.8%. In March 2020, Governor Ducey enacted the state’s $11.8 billion general fund Fiscal Year 2021 budget, down 2.7% over the previously enacted budget. The budget includes money to respond to COVID-19 crisis, additional money for K-12 education, including a teacher salary increase, and increased funding for public safety and drought contingency plans without raising taxes. Governor Ducey presented his Fiscal Year 2022 Budget in January totaling $12.6 billion, up 9.2% over revised Fiscal Year 2021 budget. The state projects a $351 million budget surplus as revenues have performed better than expected. Under the American Rescue Plan, the state is expected to receive $7.48 billion: $4 billion for the state and $3.48 billion for local governments. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. For the state of Arizona, its Biennial Fiscal Year end is June 30, 2021. Moody’s upgraded the state’s issuer credit rating (ICR) on November 19, 2019, from Aa2 to Aa1, citing “the state’s continued economic growth, the rebuilding of its reserves and the reduction to its already low debt burden.” As of May 2020, S&P and Moody’s rated Arizona’s ICR at AA and Aa1, respectively, with a stable outlook.
Colorado's economic expansion continued until the COVID-19 crisis hit in March 2020. The economy recovery to-date has been a K-shaped recovery, with wealthier households ending 2020 with higher incomes and greater savings, while poorer households struggled. Economic growth will continue due to vaccine distribution and the reopening of the economy. The state unemployment rate has been gradually recovering and was 6.2% as of May 2021, slightly higher than the national unemployment rate of 5.8%. Colorado is home to one of the most well-educated work forces in the country and has a growing knowledge based economy that has driven economic growth, along with a strong energy sector, agriculture sector, and tourism and recreation sector. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Denver rose 15.4% during the twelve months ending April 2021 (most recent available data at the time this report was prepared). The state budget situation has changed considerably since May of 2020 due to better than expected revenues and an improved economic outlook. In May of 2021, the Governor signed into law the $34.1 billion Fiscal Year 21-22 budget, which includes $800 million for a state coronavirus stimulus package, of which some of the funds are dedicated to infrastructure projects. In May of 2020, the legislative council of the Colorado General Assembly was projecting $10.3 billion in Fiscal Year 2021 general fund revenue, the projection was revised to $12.7 billion in March 2021, a 1.1% decline compared to Fiscal Year 2020. Colorado practices good financial management and makes midyear expenditure cuts when necessary. The executive branch prepares quarterly revenue forecasts and if appropriated expenditures will use one-half or more of reserve, spending cuts must be enacted by the governor. As of May 2021, Colorado’s long-term appropriation-backed obligations carried credit ratings of Aa2 and AA- from Moody’s and S&P, respectively.
New Mexico’s economy has recovered in recent years from the 2014 decline in oil prices which resulted in layoffs in mining and oil drilling. However, like all other states, the recent COVID-19 crisis affected New Mexico. The unemployment rate increased to 13.4% in July 2020, compared with the national peak of 14.8%. As of May 2021, the State’s unemployment rate stood at 8.0%, compared to the
7

Portfolio Managers’ Comments (continued)
national unemployment rate of 5.8%. New Mexico’s per capita income equals 80% of the national average. Due to the State economy’s dependence on the volatile oil and gas extraction business and government sectors, movement in the price of oil and gas and what happens at the federal budget level has an outsized impact to the State. Recent increases in federal defense spending and a rebound in oil and gas production activity have supplemented the state’s recovery. During 2017, legislation was passed establishing a budget stabilization reserve aimed at minimizing oil and gas revenue volatility and building a rainy day fund to hedge against declines in revenue. The legislation requires any revenues generated from the Oil and Gas School Tax that are in excess of the 5-year average to be deposited into this rainy day fund. A two-thirds super majority and sign-off by the governor is required in order to appropriate out of the rainy day fund. Based on February 2021 revenue forecast, the State’s Fiscal Year 2021 total receipts are estimated at $7.8 billion or 4.6% lower than Fiscal Year 2020. The State’s revised Fiscal 2021 budget expects ending fund balance of roughly 22% ($1.57 billion) of recurring appropriations. For Fiscal Year 2022, reserves are expected to increase to approximately 24% of recurring appropriations. The State’s debt burden as a percentage of personal income at 2.2% ranks it 22nd among the states and 27th based on $1,023 debt per capita according to Moody’s State Debt Medians 2020. On April 30, 2021, Standard and Poor’s revised New Mexico’s outlook to stable from negative and affirmed its AA rating for General Obligation Bonds. Moody’s affirmed its Aa2 with Stable rating on October 22, 2020.
How did the Funds perform during the twelve-month reporting period ended May 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended May 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Arizona and Colorado Funds outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the New Mexico Fund underperformed the S&P Municipal Bond Index. All three Funds outperformed their Lipper classification average. For the purposes of this Performance Commentary, the references to relative performance of all the Funds is in comparison to S&P Municipal Bond Index.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2021?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Arizona Municipal Bond Fund
The Class A Shares of the Nuveen Arizona Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
After a municipal market downturn driven by the COVID-19 crisis that occurred before this reporting period began, municipal bond prices strongly bounced back. The municipal market benefited from significant monetary and fiscal support, optimism about the roll out of safe and effective COVID-19 vaccines and continued economic recovery. Lower quality securities generally performed better than higher quality municipal bonds as credit spreads narrowed, while longer maturity bonds outperformed shorter maturity bonds as interest rates declined and the yield curve steepened.
Duration (interest rate) and credit quality positioning helped the Fund outperform the index. In terms of duration, the Fund’s portfolio duration was somewhat longer than that of the benchmark. As such, the Fund benefited to a greater extent from the decline in interest rates during the reporting period. A relative overweight in bonds with effective durations of eight years and longer, a market segment that outpaced the index, also helped the Fund’s performance. An underweight in bonds with effective durations of four years and shorter also contributed to performance since these securities overall lagged the index.
8

An overweight in below investment grade bonds and non-rated securities helped the Fund because these bonds outpaced higher quality issues as credit spreads tightened, meaning that investors were willing to accept less income while taking on credit risk. Also, the Fund's underweight in the highest quality credit tier (AAA) contributed to performance because bonds in this tier lagged the index.
Sector positioning further contributed to the Fund’s outperformance of the index. The Fund’s relative overweight in the health care sector was helpful because this was one of the best performing segments in the index. The Fund's underweight in certain underperforming sectors, including housing and utilities, added to performance results. Partially offsetting these positive performance factors, however, was the Fund’s underweight in the transportation sector, given this segment’s relative outperformance. Compared to the national index, transportation bonds are scarce in the Arizona marketplace, making it challenging for the Fund to achieve management’s desired allocation.
Security selection also added value, particularly involving longer duration and lower quality holdings. Some of the Fund’s best individual performers included prepaid gas bonds from Salt Verde Financial Corporation and securities from Banner - University Medical Center in Tucson. Bonds issued by Puerto Rico Sales Tax Financing Corp., known as COFINA bonds, were additional notable standouts and among the Fund’s biggest additions for the reporting period. Like all debt issued by U.S. territories, Puerto Rico bonds may include exemptions from most federal, state and local taxes.
Throughout the reporting period, the Fund received significant shareholder inflows that, along with proceeds from called bonds, provided ample funds for management to purchase new securities. Additions to the Fund’s portfolio were primarily Arizona bonds, highlighted by purchases in the health care, utilities, tax allocation, excise tax and higher education sectors.
Generally, the bonds added to the Fund throughout the reporting period had maturities ranging from 15 to 25 years. Focusing on these often longer maturity bonds allowed management to maintain its target duration positioning in support of the Fund’s income flow to shareholders. Purchases occurred across a range of credit rating categories and, when available, favored debt rated lower investment grade (A and BBB). The Fund also purchased bonds from Puerto Rico, including COFINA securities and bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), when management felt these bonds offered attractive alternatives to Arizona securities.
Nuveen Colorado Municipal Bond Fund
The Class A Shares of the Nuveen Colorado Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s outperformance of the benchmark. Longer duration bonds, which benefited from falling municipal interest rates, generally performed well and consistently outpaced shorter duration bonds. Against this backdrop, the Fund’s relative overweight in longer and longer-intermediate bonds and a corresponding underweight in shorter duration bonds added to the Fund’s performance result.
Credit quality positioning also helped the Fund’s relative performance. During this reporting period, higher yielding, lower quality bonds, generally outperformed their lower yielding, higher quality counterparts. Accordingly, the Fund's overweight in lower credit quality tiers, especially among BBB and non-rated bonds, lifted the Fund’s relative performance. A significant relative underweight in the AAA credit tier helped results, given this category’s underperformance. However, a simultaneous overweight in the underperforming AA rating tier offset some of this performance gain. Meanwhile, from an individual security selection standpoint, the Fund's bonds within the AAA, AA and A credit categories added value, while selection among BBB rated bonds hampered performance results.
Sector positioning modestly detracted from performance relative to the S&P Municipal Bond Index. An overweight in appropriation-backed securities, reflecting elevated supply of these bonds in the Colorado municipal marketplace, hampered the Fund’s performance as these bonds lagged the index. A relative overweight in the utility sector, which trailed the overall market, and an underweight in the outperforming industrial development revenue bond sector further detracted.
9

Portfolio Managers’ Comments (continued)
An underweight in the transportation sector also hurt the Fund’s relative performance, as the overall sector outperformed the index. Within this category, an underweight in toll road bonds hurt results, even as security selection in the category modestly contributed to performance. The Fund's underweight exposure in certain stronger performing transportation categories, such as passenger and commuter rail bonds, was negative. The Fund’s overweight in airport bonds added value, however, as did favorable security selection within the category.
The Fund continued to benefit from its overweight in metropolitan (met) district debt (with met districts, a common taxing entity in Colorado, subdivision developers finance their projects by selling bonds typically backed by property taxes on the residential or commercial properties the developers build.) The Fund’s met district bonds outperformed the more traditional general obligation (GO) bond category, partly due to met district bonds’ generally higher yields. Meanwhile, an underweight in state GO bonds (which are not used in Colorado), and in local GO bonds, further contributed to performance, as these categories generally underperformed. The Fund's overweight in the hospital sector also contributed to relative performance.
The Fund maintained relatively steady credit and sector exposures throughout the reporting period. With certain sectors hurt more than others in the COVID-19 crisis driven market downturn of March and April 2020, management opted to maintain consistent exposure to disproportionately struggling sectors and even incrementally add exposure when the value opportunity was particularly attractive. During the reporting period, the Fund’s exposure to higher quality, AA rated bonds rose modestly. This increase reflected both greater competition for lower rated, higher yielding debt and an acknowledgement of narrowing credit spreads, which tended to provide what management believed was improved relative value from many higher quality issues.
In both the new-issue and secondary municipal bond markets, the Fund was an active purchaser across several sectors. During the reporting period, the State of Colorado was a major issuer of appropriation-backed bonds, which led to an increase in the Fund’s allocation to this category. Other purchases, were generally diversified across numerous categories and issuers, and included met district, health care and utility bonds, among others.
Funds for these purchases came primarily from shareholder investments, which were received consistently throughout this reporting period. In making new purchases, the Fund generally favored bonds on the long end of the yield curve, although a desire to maintain the Fund’s target duration positioning led management to buy a few more bonds than usual in the short and intermediate parts of the yield curve.
Nuveen New Mexico Municipal Bond Fund
The Class A Shares of the Nuveen New Mexico Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Municipal bond prices rose during the reporting period, fueled by several positive developments. First, the municipal market drew increased investment inflows as demand for tax-exempt debt increased. Second, state and local governments enjoyed improved financial positions amid stronger-than-expected revenue collections and sizable federal economic stimulus. Third, the roll out of COVID-19 vaccines further boosted investor confidence. Finally, the gradual reopening of state and local economies boosted the outlook for bonds from economically sensitive issuers, including those that stood to benefit from increased travel. Bonds with higher yields, including lower quality issues, significantly outperformed the index as investors sought municipal bonds that produced more income given the overall decline in interest rates.
In this environment, the Fund’s underperformance of its benchmark stemmed mostly from credit rating positioning and sector allocation. From a credit standpoint, the Fund’s overweight in AAA rated and A rated bonds detracted from performance, since these segments lagged the index. Partially offsetting this result, however, was the Fund’s overweight in lower rated investment grade securities. Specifically, an overweight in BBB rated bonds contributed to performance as these securities outperformed higher quality municipal bonds amid strong investor demand. Additionally, an underweight in higher quality, AA rated bonds was beneficial.
10

The Fund’s sector underweight in transportation bonds detracted from performance. When compared to the index, investors have limited opportunities to own New Mexico transportation bonds. The transportation sector was one of the best performing segments in the national municipal market during this reporting period, however, the Fund’s more limited allocation was a challenge for performance. The Fund's overweight in dedicated-tax bonds aided the Fund’s performance as this segment outperformed the index.
The Fund’s duration (interest rate) and yield curve positioning added value. By maintaining a longer duration than the index, the Fund’s portfolio captured more of the positive effects of an overall decline in interest rates. More specifically, an overweight in bonds with effective durations of six years and longer and a corresponding underweight in securities with effective durations of less than ten years proved helpful, given that longer rates fell to a greater extent than shorter rates.
The Fund's security selection also contributed to relative performance. Owning certain longer duration, lower rated bonds was helpful, given robust demand for bonds with these characteristics. Standout individual holdings included City of Santa Fe Retirement Facilities revenue bonds on behalf of the El Castillo Retirement Residences Project and securities issued by the San Juan Regional Medical Center.
The Fund also benefited from certain out-of-state bonds, which were purchased both before and during the reporting period when the supply of suitable New Mexico bonds was constrained. Management was selective when investing in out-of-state bonds, focusing on those offering enough yield and total return potential to offset the lack of a tax advantage for New Mexico residents. Notable out of state contributors included certain Arizona transportation bonds and Indiana hospital securities, which outperformed the index and bolstered the Fund’s relative result. Another top performer was Buckeye Tobacco Settlement Financing Authority bonds (Ohio), which rallied more strongly than the index amid investors’ appetite for high yielding securities. The Fund further experienced good results from securities issued by Puerto Rico Sales Tax Financing Corp., known as COFINA bonds. Like all debt issued by U.S. territories, Puerto Rico bonds may include exemptions from most federal, state and local taxes.
New purchases during the reporting period were funded with investment inflows into the Fund and, to a lesser extent, with proceeds from bond calls. Bonds added to the portfolio typically had maturities of 15 to 25 years and mid and lower grade credit ratings. Perceiving better supply of attractively valued bonds in the national marketplace early in the reporting period, management invested in out of state credits when the bonds appeared to be attractive alternatives to in-state purchases. Out of state purchases included bonds in the health care, transportation and charter school sectors. In the second half of the reporting period, Fund purchases more often involved New Mexico bonds, with new acquisitions made in the health care, utility and incremental-tax segments.
11

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
12

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Arizona Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/29/86	5.44%	3.31%	4.33%	0.84%
Class A Shares at maximum Offering Price	10/29/86	1.05%	2.44%	3.88%	-
S&P Municipal Bond Index	-	4.70%	3.48%	4.35%	-
Lipper Other States Municipal Debt Funds Classification Average	-	4.25%	2.65%	3.56%	-
Class C2 Shares	2/07/94	4.77%	2.74%	3.88%	1.39%
Class I Shares	2/03/97	5.56%	3.51%	4.54%	0.64%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.52%	2.50%	3.36%	1.64%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.41%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
14

Nuveen Colorado Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	5/04/87	4.94%	3.48%	4.82%	0.78%
Class A Shares at maximum Offering Price	5/04/87	0.57%	2.60%	4.38%	-
S&P Municipal Bond Index	-	4.70%	3.48%	4.35%	-
Lipper Other States Municipal Debt Funds Classification Average	-	4.25%	2.65%	3.56%	-
Class C2 Shares	2/05/97	4.29%	2.89%	4.37%	1.33%
Class I Shares	2/25/97	5.16%	3.67%	5.04%	0.58%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.12%	2.66%	3.73%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Mexico Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/16/92	4.48%	3.03%	3.65%	0.86%
Class A Shares at maximum Offering Price	9/16/92	0.11%	2.14%	3.20%	-
S&P Municipal Bond Index	-	4.70%	3.48%	4.35%	-
Lipper Other States Municipal Debt Funds Classification Average	-	4.25%	2.65%	3.56%	-
Class C2 Shares	2/24/97	4.00%	2.48%	3.20%	1.41%
Class I Shares	2/24/97	4.79%	3.25%	3.86%	0.66%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.66%	2.22%	2.94%	1.66%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
16

Yields    as of May 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.97%	1.27%	1.48%	2.27%
SEC 30-Day Yield	0.78%	0.04%	0.44%	1.02%
Taxable-Equivalent Yield (45.3%)[2]	1.43%	0.07%	0.80%	1.86%
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.62%	0.90%	1.17%	1.91%
SEC 30-Day Yield	0.75%	(0.01)%	0.43%	0.97%
Taxable-Equivalent Yield (45.4%)[2]	1.37%	(0.02)%	0.79%	1.78%
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.03%	1.34%	1.56%	2.33%
SEC 30-Day Yield	0.91%	0.15%	0.40%	1.15%
Taxable-Equivalent Yield (46.7%)[2]	1.70%	0.28%	0.75%	2.15%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
17

Holding Summaries    as of May 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Arizona Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.6%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations	100.4%
Floating Rate Obligations	(0.4)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Arizona	93.6%
Puerto Rico	3.7%
Guam	1.9%
Virgin Islands	0.8%
Total	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	23.4%
Tax Obligation/Limited	22.0%
Health Care	15.6%
Tax Obligation/General	14.2%
Utilities	13.3%
Transportation	5.5%
Other	6.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.5%
AAA	8.5%
AA	53.1%
A	20.7%
BBB	3.8%
BB or Lower	4.3%
N/R (not rated)	7.1%
Total	100%
18

Nuveen Colorado Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.5%
Short-Term Municipal Bonds	3.0%
Other Assets Less Liabilities	0.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Colorado	98.9%
Puerto Rico	0.7%
California	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	35.3%
Health Care	18.4%
Tax Obligation/General	12.9%
Utilities	12.0%
Education and Civic Organizations	8.6%
Transportation	6.2%
Other	6.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.8%
AAA	4.9%
AA	59.1%
A	13.7%
BBB	8.1%
BB or Lower	2.3%
N/R (not rated)	7.1%
Total	100%
19

Holding Summaries    as of May 31, 2021 (continued)
Nuveen New Mexico Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.8%
Other Assets Less Liabilities	2.2%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Mexico	84.5%
Guam	5.1%
Puerto Rico	3.6%
Virgin Islands	2.2%
Washington	1.5%
Ohio	1.2%
Arizona	0.7%
Indiana	0.6%
California	0.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	37.7%
Utilities	26.8%
Health Care	11.6%
Tax Obligation/General	7.3%
Education and Civic Organizations	5.8%
Other	10.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.1%
AAA	27.8%
AA	39.4%
A	9.9%
BBB	7.1%
BB or Lower	5.0%
N/R (not rated)	8.7%
Total	100%
20

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2021.
The beginning of the period is December 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.11	$1,012.09	$1,013.24	$1,017.16
Expenses Incurred During the Period	$ 4.07	$ 8.08	$ 6.78	$ 3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.20	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.79	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.35% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
21

Expense Examples    (continued)
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.04	$1,009.03	$1,009.36	$1,014.13
Expenses Incurred During the Period	$ 3.86	$ 7.86	$ 6.56	$ 2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.40	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.59	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.31% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.95	$1,008.97	$1,011.07	$1,014.01
Expenses Incurred During the Period	$ 4.32	$ 8.31	$ 6.87	$ 3.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.65	$1,018.10	$1,021.64
Expenses Incurred During the Period	$ 4.33	$ 8.35	$ 6.89	$ 3.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.37% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2021 and each of the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
23

Nuveen Arizona Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 97.6%
	Education and Civic Organizations – 22.8%
$ 1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$1,188,390
500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	582,630
1,620	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	AA	1,974,181
	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2021C:
300	5.000%, 7/01/43	7/31 at 100.00	AA	395,535
225	4.000%, 7/01/44	7/31 at 100.00	AA	272,025
300	4.000%, 7/01/45	7/31 at 100.00	AA	361,755
250	4.000%, 7/01/46	7/31 at 100.00	AA	301,097
635	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44	8/30 at 100.00	Aa3	752,862
940	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,065,170
1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	1,743,495
1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,494,837
	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2021A:
1,000	5.000%, 6/01/42	6/31 at 100.00	Aa2	1,318,160
2,220	5.000%, 6/01/43	6/31 at 100.00	Aa2	2,919,766
500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Series 2019A, 5.000%, 6/01/38	6/29 at 100.00	Aa2	638,145
215	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A	7/26 at 100.00	BB	244,182
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA-	254,745
25	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	28,840
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017F:
300	5.000%, 7/01/37	7/27 at 100.00	AA-	353,250
705	5.000%, 7/01/47	7/27 at 100.00	AA-	816,341
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	170,213
24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 230	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	$241,190
565	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Somerset Academy of Las Vegas, Aliante and Skye Canyon Campus Projects, Series 2021A, 4.000%, 12/15/51, 144A	12/29 at 100.00	BB	612,132
775	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017A, 5.000%, 3/01/48	9/27 at 100.00	AA-	906,533
1,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	AA-	1,332,321
125	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A	No Opt. Call	BB	134,803
135	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	AA-	160,703
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A:
125	5.000%, 7/01/28 (WI/DD, Settling 6/10/21)	No Opt. Call	AA-	157,532
125	5.000%, 7/01/29 (WI/DD, Settling 6/10/21)	No Opt. Call	AA-	160,509
130	5.000%, 7/01/30 (WI/DD, Settling 6/10/21)	No Opt. Call	AA-	169,743
125	5.000%, 7/01/31 (WI/DD, Settling 6/10/21)	No Opt. Call	AA-	166,053
180	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A	7/26 at 100.00	BB+	211,345
500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	568,465
105	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A	7/28 at 100.00	BB-	112,552
2,950	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of Indianapolis - Health Pavilion Project, Series 2019A, 5.000%, 10/01/45	10/29 at 100.00	BBB+	3,512,240
1,160	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	BBB	1,397,765
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	AA-	173,034
210	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	AA-	246,658
780	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Highland Prep Project, Series 2019, 5.000%, 1/01/43	1/30 at 100.00	AA-	963,799
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2019A:
750	5.000%, 7/01/39	7/29 at 100.00	AA-	918,360
335	5.000%, 7/01/49	7/29 at 100.00	AA-	402,988
380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	BB+	419,509
600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	673,698
25

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Creighton University Projects, Series 2020, 4.000%, 7/01/50	1/30 at 100.00	A2	$3,426,330
775	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA-	927,109
695	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	778,824
800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	925,568
1,000	Northern Arizona University, System Revenue Bonds, Refunding Series 2020B, 5.000%, 6/01/39 – BAM Insured	6/30 at 100.00	AA	1,292,780
25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	27,328
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB	412,336
690	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	BB+	705,953
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB-	449,128
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	240,310
350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	BB+	389,035
610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A	9/30 at 100.00	Ba2	678,149
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015:
100	3.250%, 7/01/25	No Opt. Call	BBB-	103,453
250	5.000%, 7/01/35	7/25 at 100.00	BBB-	275,438
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	AA-	957,608
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A3	1,157,190
1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A	1,173,071
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
100	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	95,157
320	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	297,834
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	110,143
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	26,446
85	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	98,593
26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B-	$215,823
250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	272,145
145	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/34 – BAM Insured	7/26 at 100.00	AA	172,752
470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	524,760
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA-	263,148
500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 5.000%, 9/01/34, 144A	3/25 at 100.00	BB+	547,055
40,135	Total Education and Civic Organizations			47,061,017
	Health Care – 15.3%
590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA-	649,690
1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	A1	1,526,561
1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A+	1,720,660
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children's National Prince County Regional Medical Center, Series 2020A:
105	4.000%, 9/01/36	9/30 at 100.00	A1	125,656
890	4.000%, 9/01/38	9/30 at 100.00	A1	1,059,189
405	4.000%, 9/01/39	9/30 at 100.00	A1	480,816
250	4.000%, 9/01/46	9/30 at 100.00	A1	292,507
	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A:
1,100	3.000%, 2/01/39	2/30 at 100.00	A1	1,187,373
4,195	4.000%, 2/01/50	2/30 at 100.00	A1	4,856,006
600	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A+	756,714
3,275	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A, 4.000%, 9/01/51	3/31 at 100.00	A+	3,840,167
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,750	5.000%, 1/01/32	1/27 at 100.00	AA-	2,123,292
2,000	5.000%, 1/01/35	1/27 at 100.00	AA-	2,414,280
1,145	5.000%, 1/01/38	1/27 at 100.00	AA-	1,377,710
2,850	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019A, 4.000%, 1/01/44	7/29 at 100.00	AA-	3,327,375
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Demand Series 2019F, 4.000%, 1/01/45	7/30 at 100.00	AA-	1,179,160
27

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA-	$588,625
295	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36	8/26 at 100.00	A+	349,186
750	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	A+	815,970
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019:
815	5.000%, 8/01/39	8/29 at 100.00	A+	1,027,552
1,060	4.000%, 8/01/43	8/29 at 100.00	A+	1,223,759
500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A	572,020
27,145	Total Health Care			31,494,268
	Housing/Multifamily – 0.3%
500	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group - NCCU Properties LLC- North Carolina Central University, Series 2019A, 5.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	618,485
	Long-Term Care – 1.5%
120	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	117,864
1,000	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/41	5/26 at 103.00	BBB-	1,142,360
935	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	968,145
220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	223,287
530	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	585,613
2,805	Total Long-Term Care			3,037,269
	Tax Obligation/General – 13.9%
550	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	668,058
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AAA	867,518
860	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	898,322
1,000	Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds, Series 2021, 4.000%, 7/01/45	7/30 at 100.00	AA	1,182,410
425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aaa	472,400
1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	Aaa	1,166,580
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,500	Marana Unified School District No 6 of Pima County, Arizona, School Improvement Bonds, Project of 2014, Series 2018D, 5.000%, 7/01/38 – AGM Insured	7/27 at 100.00	AA	$1,823,715
810	Maricopa County Elementary School District 68, Alhambra, Arizona, General Obligation Bonds, Project of 2017, Series 2019B, 4.000%, 7/01/39	7/28 at 100.00	AA	943,771
675	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2020, Series 202A, 4.000%, 7/01/38 – AGM Insured	7/30 at 100.00	AA	808,421
1,045	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38	7/28 at 100.00	Aa1	1,305,947
370	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37	7/27 at 100.00	Aa1	452,321
600	Maricopa County School District 28 Kyrene Elementary, Arizona, General Obligation Bonds, School Improvement, Project 2017 Series 2020B, 4.000%, 7/01/40	7/29 at 100.00	Aaa	718,578
1,050	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C, 5.000%, 7/01/35	7/28 at 100.00	Aa3	1,308,856
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2018, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	1,227,770
265	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation Bonds, Improvement Second Series 2020, 4.000%, 7/01/40	7/29 at 100.00	AAA	317,372
	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation Bonds, School Improvement Project of 2015, Series 2021E:
500	3.000%, 7/01/39	7/30 at 100.00	Aa1	557,600
275	3.000%, 7/01/40	7/30 at 100.00	Aa1	306,083
1,000	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, School Improvement Series 2020, 4.000%, 7/01/38	7/29 at 100.00	Aa1	1,198,210
860	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/35	7/27 at 100.00	AAA	1,056,811
2,000	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AAA	2,444,980
260	Mesa, Arizona, General Obligation, Series 2020, 3.000%, 7/01/33	7/30 at 100.00	AAA	293,543
750	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/35	7/27 at 100.00	A1	914,730
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AA-	835,376
335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	336,504
1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,267,301
500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	544,935
750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	871,980
750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement, Project of 2014, Series 2019E, 4.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	896,595
29

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 600	Pinal County Community College District, Pinal County, Arizona, General Obligation Bonds, Refunding Series 2021, 3.000%, 7/01/36	1/31 at 100.00	AA-	$670,038
800	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	963,368
500	Tucson, Arizona, General Obligation Bonds, 2018-A Series 2020, 4.000%, 7/01/33	7/29 at 100.00	AA+	602,100
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
360	4.500%, 7/01/33	7/24 at 100.00	AA-	402,358
335	4.500%, 7/01/34	7/24 at 100.00	AA-	373,997
24,305	Total Tax Obligation/General			28,698,548
	Tax Obligation/Limited – 21.5%
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	106,686
330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	342,738
120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	136,855
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,163,080
475	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 4.500%, 7/01/43	7/29 at 100.00	N/R	521,132
675	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 3, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	N/R	748,676
95	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (5)	7/27 at 100.00	N/R	72,767
500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	584,385
450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	N/R	480,100
500	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – AGM Insured	7/27 at 100.00	AA	594,690
1,000	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	1,194,300
1,300	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2019, 4.000%, 7/15/39 – BAM Insured	7/29 at 100.00	AA	1,485,484
143	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	147,307
299	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43	7/27 at 100.00	N/R	322,899
500	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 12, Series 2021, 3.250%, 7/01/35	7/30 at 100.00	N/R	519,960
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds, Series 2020:
$ 315	4.000%, 7/15/30	No Opt. Call	N/R	$347,168
480	4.000%, 7/15/35	7/30 at 100.00	N/R	520,022
295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	354,475
345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	363,751
750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	854,460
260	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	318,490
1,500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2020, 4.000%, 7/15/40 – BAM Insured	7/30 at 100.00	AA	1,789,500
255	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	270,374
1,000	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Series 2012C, 4.000%, 7/01/38	1/23 at 100.00	AA	1,046,640
1,280	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	1,448,218
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,028,920
165	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured	7/27 at 100.00	AA	194,778
	Mesa, Arizona, Excise Tax Revenue Obligations, Series 2020:
500	3.000%, 7/01/39	7/30 at 100.00	AA+	546,550
115	4.000%, 7/01/40	7/30 at 100.00	AA+	138,734
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA-	301,179
1,625	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	AAA	1,951,527
810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	859,345
500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	563,075
1,500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/38	8/28 at 100.00	AA	1,764,915
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,250	4.550%, 7/01/40	7/28 at 100.00	N/R	1,404,625
1,000	0.000%, 7/01/46	7/28 at 41.38	N/R	325,570
1,350	4.750%, 7/01/53	7/28 at 100.00	N/R	1,517,616
681	5.000%, 7/01/58	7/28 at 100.00	N/R	776,885
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
520	4.000%, 8/01/33	8/26 at 100.00	AA	600,018
560	4.000%, 8/01/35	8/26 at 100.00	AA	642,152
31

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 760	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	AA	$944,315
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020:
1,915	4.000%, 8/01/38	8/30 at 100.00	AA	2,332,566
2,500	4.000%, 8/01/45	8/30 at 100.00	AA	2,982,850
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	673,206
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	1,007,469
805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	947,251
600	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/31	7/26 at 100.00	AAA	725,394
940	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	985,863
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
100	4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	102,586
985	5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,032,703
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	524,215
1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/29, 144A	7/21 at 100.00	N/R	1,096,060
2,260	Yavapai County Jail District, Arizona, Pleged Revenue Obligation Bonds, Series 2020, 4.000%, 7/01/40 – BAM Insured	7/29 at 100.00	AA	2,585,847
39,798	Total Tax Obligation/Limited			44,290,371
	Transportation – 5.3%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
390	5.000%, 7/01/40	7/25 at 100.00	A1	455,305
1,315	5.000%, 7/01/45	7/25 at 100.00	A1	1,535,197
2,425	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	3,022,641
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (AMT)	7/23 at 100.00	Aa3	1,088,990
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A:
1,000	5.000%, 7/01/37 (AMT)	7/27 at 100.00	Aa3	1,215,940
1,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	Aa3	1,205,620
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
1,000	5.000%, 7/01/32	7/29 at 100.00	A3	1,207,580
1,090	5.000%, 7/01/39	7/29 at 100.00	A3	1,294,386
9,220	Total Transportation			11,025,659
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 4.1% (6)
$ 1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	$1,052,450
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	550,960
900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	947,205
430	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40 (Pre-refunded 6/01/24)	6/24 at 100.00	N/R	489,839
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	AAA	1,191,840
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	165,805
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	AAA	1,186,440
880	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36 (Pre-refunded 7/01/27)	7/27 at 100.00	AAA	1,107,251
560	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	589,059
1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,230,782
7,700	Total U.S. Guaranteed			8,511,631
	Utilities – 12.9%
1,285	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/35	1/26 at 100.00	AA+	1,518,909
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Senior Lien Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	524,730
790	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	924,987
875	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020, 4.000%, 7/01/49 – AGM Insured	7/29 at 100.00	AA	1,028,510
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	580,985
735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	842,310
760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	847,772
450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	524,961
800	Mesa, Arizona, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/43	7/29 at 100.00	Aa2	1,012,208
	Mesa, Arizona, Utility System Revenue Bonds, Series 2020:
500	4.000%, 7/01/42	7/30 at 100.00	Aa2	599,910
500	4.000%, 7/01/43	7/30 at 100.00	Aa2	598,630
1,000	3.000%, 7/01/44	7/30 at 100.00	Aa2	1,088,590
33

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	$665,519
650	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2021A, 5.000%, 7/01/45 (WI/DD, Settling 6/09/21)	7/31 at 100.00	AAA	858,715
1,325	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Sustainability Series 2020A, 5.000%, 7/01/44	7/30 at 100.00	AAA	1,719,718
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,050,910
305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A+	363,042
1,420	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	1,724,036
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	1,587,540
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
500	5.000%, 12/01/36	6/25 at 100.00	AA+	582,880
1,000	5.000%, 12/01/45	6/25 at 100.00	AA+	1,160,190
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA+	1,208,640
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2019A, 4.000%, 1/01/39	1/30 at 100.00	AA+	1,210,950
1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A3	2,544,473
760	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	7/21 at 100.00	N/R	759,939
1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,173,610
22,545	Total Utilities			26,702,664
$ 174,153	Total Long-Term Investments (cost $188,963,038)			201,439,912
	Floating Rate Obligations – (0.4)%			(845,000)
	Other Assets Less Liabilities – 2.8%			5,871,748
	Net Assets – 100%			$ 206,466,660
34

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
35

Nuveen Colorado Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.5%
	MUNICIPAL BONDS – 96.5%
	Education and Civic Organizations – 8.5%
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
$ 290	4.000%, 10/01/24	No Opt. Call	A+	$321,401
720	3.625%, 10/01/29	10/24 at 100.00	A+	763,560
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A:
500	5.000%, 7/01/36, 144A	7/25 at 100.00	BB	546,770
500	5.250%, 7/01/46, 144A	7/25 at 100.00	BB	544,495
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	6/21 at 100.00	AA	1,002,090
505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	558,848
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 - DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A+	515,880
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A:
315	5.000%, 1/15/29	1/24 at 100.00	A+	343,766
500	5.000%, 1/15/44	1/24 at 100.00	A+	536,255
450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	BB+	468,117
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34, 144A	7/24 at 100.00	BB	1,080,430
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A+	1,113,700
875	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	6/21 at 100.00	BB	878,728
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	730,224
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 5.000%, 12/15/45	12/25 at 100.00	BBB-	1,091,370
230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016, 4.000%, 6/01/21	No Opt. Call	A+	230,000
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	592,415
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Aspen View Academy Project, Series 2021:
$ 265	4.000%, 5/01/51	5/28 at 103.00	Baa3	$294,712
750	4.000%, 5/01/61	5/28 at 103.00	Baa3	826,470
500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A-	536,595
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pinnacle Charter School, Refunding & Improvement Series 2021A:
355	4.000%, 12/01/23	No Opt. Call	A+	385,069
370	4.000%, 12/01/24	No Opt. Call	A+	411,891
400	4.000%, 12/01/26	No Opt. Call	A+	464,664
2,000	4.000%, 12/01/50	12/30 at 100.00	A+	2,340,620
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
255	5.000%, 10/01/49, 144A	10/27 at 100.00	Ba1	283,109
1,000	5.000%, 10/01/59, 144A	10/27 at 100.00	Ba1	1,104,170
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,045,040
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
370	4.000%, 3/01/34	3/27 at 100.00	AA-	426,177
1,000	4.000%, 3/01/35	3/27 at 100.00	AA-	1,150,230
400	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, West Ridge Academy Charter School, Refunding & Improvement Series 2019, 5.000%, 6/01/49	6/24 at 100.00	Aa3	435,856
1,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2019B, 5.000%, 5/15/44	5/29 at 100.00	Aa2	1,256,550
3,000	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	A+	3,741,180
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B:
500	5.000%, 3/01/34	3/27 at 100.00	Aa3	610,070
500	5.000%, 3/01/41	3/27 at 100.00	Aa3	604,980
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017A:
1,335	4.000%, 3/01/34	9/27 at 100.00	AA	1,550,295
1,450	4.000%, 3/01/40	9/27 at 100.00	AA	1,665,803
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	AA	1,724,970
2,510	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2019A, 5.000%, 3/01/49	3/30 at 100.00	AA	3,172,565
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,208,440
37

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 470	El Paso County, Colorado, Revenue Bonds, The Colorado College Project, Refunding Series 2020A, 5.000%, 6/01/22	No Opt. Call	AA	$492,588
1,000	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,121,830
	University of Colorado, Enterprise System Revenue Bonds, Refunding Green Series 2021A:
200	5.000%, 6/01/31	No Opt. Call	Aa1	271,816
2,500	4.000%, 6/01/46	6/31 at 100.00	Aa1	3,017,600
3,410	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2017A-2, 4.000%, 6/01/36	6/28 at 100.00	Aa1	4,005,795
2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	2,311,740
42,525	Total Education and Civic Organizations			48,778,874
	Health Care – 16.6%
2,220	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A-	2,334,685
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A:
1,760	5.000%, 11/15/37	11/29 at 100.00	AA	2,260,632
3,000	4.000%, 11/15/38	11/29 at 100.00	AA	3,561,930
2,000	4.000%, 11/15/43	11/29 at 100.00	AA	2,348,240
715	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019B, 5.000%, 11/15/49 (Mandatory Put 11/19/26)	No Opt. Call	AA	879,564
1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	AA	1,441,999
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016B:
110	5.000%, 11/15/28	5/26 at 100.00	AA	132,419
290	5.000%, 11/15/29	5/26 at 100.00	AA	347,304
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A:
2,085	5.000%, 11/15/48	5/28 at 100.00	AA	2,542,178
2,230	4.000%, 11/15/48	5/28 at 100.00	AA	2,546,303
5,825	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	6,972,991
1,625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/29	5/24 at 100.00	AA	1,834,105
1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2016C, 5.000%, 11/15/36 (Mandatory Put 11/15/26)	No Opt. Call	AA	2,152,115
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Boulder Community Health Project, Series 2020:
$ 1,300	5.000%, 10/01/29	No Opt. Call	A-	$1,673,061
700	5.000%, 10/01/30	No Opt. Call	A-	915,355
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A:
1,715	5.000%, 12/01/41	6/26 at 100.00	A+	2,012,518
2,200	5.000%, 12/01/44	6/26 at 100.00	A+	2,581,546
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
150	5.000%, 8/01/25	No Opt. Call	BBB+	176,778
5,250	4.000%, 8/01/44	8/29 at 100.00	BBB+	5,971,770
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
130	5.000%, 8/01/36	8/29 at 100.00	BBB+	163,592
6,085	5.000%, 8/01/44	8/29 at 100.00	BBB+	7,523,677
4,000	4.000%, 8/01/49	8/29 at 100.00	BBB+	4,531,680
1,505	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	1,805,157
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center Inc Project, Refunding Series 2017:
265	5.000%, 9/01/24	No Opt. Call	Baa1	301,851
235	5.000%, 9/01/26	No Opt. Call	Baa1	284,352
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,530	5.000%, 9/01/31	9/25 at 100.00	Baa1	4,056,711
1,315	4.000%, 9/01/34	9/25 at 100.00	Baa1	1,435,638
1,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	Baa1	1,421,100
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series 2019A:
545	5.000%, 11/01/32	11/29 at 100.00	AA-	708,849
535	5.000%, 11/01/33	11/29 at 100.00	AA-	693,761
500	4.000%, 11/01/39	11/29 at 100.00	AA-	595,080
3,950	5.000%, 11/01/49	11/29 at 100.00	AA-	4,966,019
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
470	5.000%, 1/01/25	No Opt. Call	AA-	546,112
1,245	5.000%, 1/01/31	1/30 at 100.00	AA-	1,634,847
3,500	4.000%, 1/01/35	1/30 at 100.00	AA-	4,206,265
3,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019B, 4.000%, 1/01/40	1/30 at 100.00	AA-	4,145,820
39

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA-	$633,173
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A-	2,252,520
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A:
225	4.000%, 5/15/33	5/27 at 100.00	A-	256,347
1,340	4.000%, 5/15/34	5/27 at 100.00	A-	1,523,406
1,050	4.000%, 5/15/35	5/27 at 100.00	A-	1,192,244
1,050	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2015, 5.000%, 1/15/35	1/26 at 100.00	A+	1,228,395
	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	6/21 at 100.00	BB	516,622
600	5.500%, 9/01/30	6/21 at 100.00	BB	601,548
475	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB	516,335
1,160	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Refunding Series 2019C, 5.000%, 11/15/47 (Mandatory Put 11/15/24)	5/24 at 100.00	AA	1,315,115
3,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-2, 5.000%, 11/15/38 (Mandatory Put 3/01/22)	9/21 at 100.00	AA	3,035,700
80,775	Total Health Care			94,777,409
	Housing/Multifamily – 0.1%
280	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 – AGM Insured (AMT)	6/21 at 100.00	A2	280,997
	Long-Term Care – 1.8%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	512,575
410	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Refunding Series 2012, 5.000%, 1/01/22	No Opt. Call	N/R	418,569
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016:
1,315	5.000%, 1/01/31	1/24 at 102.00	N/R	1,422,330
2,315	5.000%, 1/01/37	1/24 at 102.00	N/R	2,480,963
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A, 4.000%, 12/01/50	12/27 at 103.00	A-	2,283,340
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	A-	1,125,590
300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	349,512
1,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017B, 5.000%, 5/15/48	5/23 at 100.00	BB+	1,505,261
9,270	Total Long-Term Care			10,098,140
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 12.9%
	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015:
$ 3,090	5.000%, 12/01/29	12/25 at 100.00	AA	$3,690,480
250	5.000%, 12/01/40	12/25 at 100.00	AA	295,533
1,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A, 5.500%, 12/01/38	12/28 at 100.00	Aa1	1,316,540
	Aspen Fire Protection District, Pitkin County, Colorado, Certificates of Participation, Series 2019:
500	4.000%, 12/01/31	12/29 at 100.00	A+	596,710
200	4.000%, 12/01/32	12/29 at 100.00	A+	237,966
350	4.000%, 12/01/36	12/29 at 100.00	A+	412,150
150	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA+	174,218
	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A:
2,475	5.000%, 12/01/33	6/29 at 100.00	AA+	3,202,501
1,295	4.000%, 12/01/44	6/29 at 100.00	AA+	1,522,661
	Delta,Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2019:
550	5.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	710,364
1,050	4.000%, 12/01/36 – BAM Insured	12/29 at 100.00	AA	1,254,739
1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2021, 4.000%, 12/01/45	12/30 at 100.00	AA+	1,211,850
1,000	Denver, Colorado, General Obligation Bonds, Elevate Denver, Series 2019A, 5.000%, 8/01/28	No Opt. Call	AAA	1,296,660
2,040	Eagle River Fire Protection District, Eagle County, Colorado, General Obligation Bonds, Series 2016, 4.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	2,275,946
	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA-	921,422
2,500	5.000%, 12/01/45	12/26 at 100.00	AA-	2,966,900
1,345	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2017, 4.000%, 12/15/40	12/26 at 100.00	Aa1	1,521,464
1,240	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2020, 5.000%, 12/15/30	12/29 at 100.00	Aa1	1,643,248
260	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa1	267,353
	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	649,986
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	520,991
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,509,064
1,300	Fruita, Colorado, Sales and Use Tax Revenue Bonds, Refunding & improvement, Series 2019, 4.000%, 10/01/37	10/27 at 100.00	AA-	1,471,756
41

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018:
$ 655	5.250%, 12/01/34 – AGM Insured	12/28 at 100.00	AA	$781,179
1,750	5.250%, 12/01/37 – AGM Insured	12/28 at 100.00	AA	2,047,342
595	Ignacio School District 11JT, La Plata County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/28	12/26 at 100.00	Aa2	693,711
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2020A:
1,090	5.000%, 12/15/28	No Opt. Call	Aa1	1,422,777
2,900	5.000%, 12/15/29	No Opt. Call	Aa1	3,866,512
	Larimer County School District R1, Poudre, Colorado, General Obligation Bonds, Refunding Series 2019:
1,415	5.000%, 12/15/28	No Opt. Call	Aa1	1,841,000
1,250	5.000%, 12/15/29	12/28 at 100.00	Aa1	1,627,937
750	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/35	12/26 at 100.00	AA+	867,270
1,355	Pitkin County School District 1 Aspen, Colorado, General Obligation Bonds, Series 2021, 5.000%, 12/01/30	No Opt. Call	Aaa	1,843,288
1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A2	1,052,282
	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Series 2020:
1,240	5.000%, 12/15/31	12/29 at 100.00	AA	1,637,457
1,000	5.000%, 12/15/34	12/29 at 100.00	AA	1,309,770
1,000	5.000%, 12/15/38	12/29 at 100.00	AA	1,292,170
1,390	Pueblo County School District 70, Pueblo Rural, Colorado, General Obligation Bonds, Improvement Series 2021A, 4.000%, 12/01/32	12/30 at 100.00	AA	1,745,214
	Roaring Fork Transporation Authority, Colorado, Property Tax Revenue Bonds, Series 2021A:
2,350	4.000%, 12/01/46 (WI/DD, Settling 6/08/21)	12/31 at 100.00	AA-	2,833,818
2,750	4.000%, 12/01/51 (WI/DD, Settling 6/08/21)	12/31 at 100.00	AA-	3,296,150
450	South Suburban Park and Recreation District, Arapahoe, Douglas, and Jefferson Counties, Colorado, General Obligation Bonds, Series 2019, 4.000%, 12/15/37	12/29 at 100.00	AA	536,648
	Strasburg School District 31J, Adam amd Arapahoe Counties, Colorado, General Obligation Bonds, Series 2021:
690	5.000%, 12/01/31	12/30 at 100.00	Aa2	929,782
875	5.000%, 12/01/33	12/30 at 100.00	Aa2	1,166,751
	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020:
2,000	5.000%, 12/01/32	12/29 at 100.00	AA	2,640,300
1,500	5.000%, 12/01/44	12/29 at 100.00	AA	1,924,965
3,130	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/26 – AGM Insured	No Opt. Call	AA	3,863,922
1,400	Weld County School District RE7, Colorado, General Obligation Bonds, Series 2019, 4.000%, 12/01/31	12/29 at 100.00	Aa2	1,720,768
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Westminster Public Schools, Adams County, Colorado, Certificates of Participation, Improvement Series 2020A:
$ 200	4.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	$237,092
200	4.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	240,672
2,000	Westminster Public Schools, Adams County, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/43 – AGM Insured	12/28 at 100.00	AA	2,476,400
59,665	Total Tax Obligation/General			73,565,679
	Tax Obligation/Limited – 34.5%
300	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	N/R	325,875
1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,925,880
500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	539,200
4,150	Aspen, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/48	12/29 at 100.00	Aa1	5,169,945
600	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	661,146
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/48	9/24 at 103.00	N/R	539,120
200	Breckenridge, Colorado, Certificates of Participation, Refunding & Improvement Series 2020B, 5.000%, 12/01/28	No Opt. Call	Aa2	257,478
1,050	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/37	12/22 at 103.00	N/R	1,114,638
515	Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/40	12/25 at 103.00	N/R	573,978
600	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 3.375%, 12/01/26, 144A	12/25 at 103.00	N/R	643,458
1,470	Broomfield, Colorado, Sales and Use Tax Revenue Bonds, Series 2017, 5.000%, 12/01/34	12/27 at 100.00	Aa3	1,840,631
	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018A:
1,020	5.000%, 12/01/34 – BAM Insured	12/28 at 100.00	AA	1,270,257
1,805	4.000%, 12/01/47 – BAM Insured	12/28 at 100.00	AA	2,062,646
200	Canon City Area Fire Protection District, Fremont County, Colorado, Certificates of Participation, Series 2021F, 4.000%, 12/01/30 – AGM Insured	No Opt. Call	AA	244,284
1,145	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	1,209,234
500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	542,005
130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	137,968
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	541,775
43

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	$537,385
1,100	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,197,328
90	Colorado State Education Loan Program, Tax and Revenue Anticipation Notes, Series 2020B, 4.000%, 6/29/21	No Opt. Call	N/R	90,274
2,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2017J, 5.250%, 3/15/42	3/27 at 100.00	Aa2	2,443,360
	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2019O:
1,000	5.000%, 3/15/30	3/29 at 100.00	Aa2	1,289,600
820	5.000%, 3/15/31	3/29 at 100.00	Aa2	1,052,445
1,000	4.000%, 3/15/44	3/29 at 100.00	Aa2	1,166,850
1,275	Colorado State, Certificates of Participation, Lease Purchase Agreement Department of Transportation Second Amended & Restated Headquaters Facilities, Refunding Series 2020, 4.000%, 6/15/41	6/30 at 100.00	Aa2	1,522,337
1,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	Aa2	1,188,830
	Colorado State, Certificates of Participation, Rural Series 2020A:
6,250	5.000%, 12/15/30	No Opt. Call	Aa2	8,441,875
1,375	5.000%, 12/15/33	12/30 at 100.00	Aa2	1,834,979
1,000	4.000%, 12/15/35	12/30 at 100.00	Aa2	1,230,780
1,085	4.000%, 12/15/37	12/30 at 100.00	Aa2	1,327,346
1,120	Colorado State, General Fund Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/25/21	No Opt. Call	N/R	1,122,923
2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,344,420
1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,120,160
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
1,200	5.000%, 8/01/41	8/26 at 100.00	AA	1,420,752
6,000	5.000%, 8/01/46	8/26 at 100.00	AA	7,051,260
	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2020:
375	4.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	441,116
350	4.000%, 12/01/27 – BAM Insured	No Opt. Call	AA	418,554
700	4.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	847,945
900	Cottonwood Highlands Metropolitan District 1, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	969,525
1,000	Cross Creek Metropolitan District 2, Aurora, Colorado, Unlimited Tax General Obligation Bonds, Refunding Series 2018, 4.000%, 12/01/45 – AGM Insured	12/28 at 100.00	AA	1,115,140
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020A:
$ 250	5.000%, 12/01/25 – AGM Insured	No Opt. Call	AA	$297,970
225	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	275,414
275	5.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	344,215
500	4.000%, 12/01/32 – AGM Insured	12/30 at 100.00	AA	605,260
500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	519,270
971	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	1,052,205
1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa3	1,379,411
2,155	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA-	2,541,995
	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A:
1,000	4.000%, 8/01/36	8/31 at 100.00	AA-	1,237,040
1,500	4.000%, 8/01/51	8/31 at 100.00	AA-	1,790,220
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
500	5.000%, 12/01/29	12/26 at 100.00	Baa2	593,605
1,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	1,177,570
2,000	5.000%, 12/01/35	12/26 at 100.00	Baa2	2,339,920
140	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A, 5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	154,042
500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligtion Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	520,580
1,000	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48	6/26 at 100.00	AA+	1,107,180
1,225	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/15/38	12/28 at 100.00	Aa1	1,548,094
	Dove Valley Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2019:
500	4.000%, 12/01/35	12/29 at 100.00	AA	603,620
700	4.000%, 12/01/36	12/29 at 100.00	AA	842,674
750	4.000%, 12/01/37	12/29 at 100.00	AA	900,480
1,000	4.000%, 12/01/38	12/29 at 100.00	AA	1,193,360
1,000	4.000%, 12/01/39	12/29 at 100.00	AA	1,186,510
1,500	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured	12/28 at 100.00	AA	1,857,300
2,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2017B, 5.000%, 12/15/42	12/26 at 100.00	Aa3	2,380,200
1,570	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,786,754
45

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	First Creek Village Metropolitan District, Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A:
$ 500	3.000%, 12/01/29	9/24 at 103.00	Ba1	$538,660
595	5.000%, 12/01/39	9/24 at 103.00	Ba1	659,641
	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2020A:
325	4.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	342,777
600	4.000%, 12/01/39 – AGM Insured	12/30 at 100.00	AA	718,260
500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	530,155
	Fraser Valley Metropolitan Recreation District, Grand County, Colorado, General Obligation Bonds, Refunding Series 2020:
500	2.000%, 12/01/24	No Opt. Call	AA	524,970
375	2.000%, 12/01/25	No Opt. Call	AA	396,675
400	2.000%, 12/01/26	No Opt. Call	AA	425,260
325	4.000%, 12/01/27	No Opt. Call	AA	387,527
520	4.000%, 12/01/29	No Opt. Call	AA	638,456
	Fronterra Village Metropolitan District 2, Commerce City, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2019:
120	4.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	126,248
275	4.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	298,939
800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	891,144
	Grand Junction, Colorado, Certificates of Participation, Series 2019:
475	4.000%, 12/01/35	12/29 at 100.00	AA-	569,235
670	4.000%, 12/01/37	12/29 at 100.00	AA-	798,533
	Grand Junction, Colorado, Certificates of Participation, Series 2021:
500	4.000%, 12/01/40	12/30 at 100.00	AA-	601,990
1,005	4.000%, 12/01/45	12/30 at 100.00	AA-	1,195,478
2,535	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B, 4.000%, 3/01/49	3/30 at 100.00	AA	2,992,491
	Gunnison County, Colorado, Certificates of Participation, Series 2020A:
375	5.000%, 12/01/28	No Opt. Call	Aa3	479,659
555	5.000%, 12/01/30	12/29 at 100.00	Aa3	719,125
635	5.000%, 12/01/31	12/29 at 100.00	Aa3	819,848
335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	350,681
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	1,085,010
1,125	High Plains Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2017, 5.000%, 12/01/35 – NPFG Insured	12/27 at 100.00	A2	1,375,357
380	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Series 2020-A2, 4.125%, 12/01/40	12/23 at 103.00	Ba2	405,696
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	$464,470
2,875	Larimer, Weld and Boulder Counties School District R2-J, Thompson, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/15/31	12/28 at 100.00	AA	3,712,085
1,000	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2021, 4.000%, 12/01/47 – BAM Insured	12/31 at 100.00	AA	1,167,430
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	519,730
	Lincoln Park Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018:
460	5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	555,027
2,000	5.000%, 12/01/46 – AGM Insured	12/27 at 100.00	AA	2,400,000
1,100	Longmont, Colorado, Open Space Sales and Use Tax Revenue Bonds, Refunding & Improvement Series 2020, 4.250%, 11/15/22 – AGM Insured	No Opt. Call	AA	1,164,053
1,660	Longmont, Colorado, Sales and Use Tax Revenue Bonds, Series 2019, 3.000%, 11/15/33	11/28 at 100.00	AA+	1,842,168
	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016:
825	5.000%, 12/01/36	12/26 at 100.00	BBB+	968,599
1,805	5.000%, 12/01/41	12/26 at 100.00	BBB+	2,099,468
650	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2017, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	779,844
1,560	Moffat County, Colorado, Certificates of Participation, Series 2021, 4.000%, 3/01/46	3/31 at 100.00	A+	1,809,304
1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,065,440
	Monument, El Paso County, Colorado, Certificate of Participation, Series 2020:
505	4.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	548,172
1,000	4.000%, 12/01/45 – AGM Insured	12/28 at 100.00	AA	1,115,860
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	538,745
500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	545,110
570	Nexus North at DIA Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2021, 5.000%, 12/01/51	3/26 at 103.00	N/R	618,667
725	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.625%, 12/01/37	12/22 at 103.00	N/R	774,648
	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019:
235	4.000%, 12/01/27	No Opt. Call	BBB-	268,262
305	4.000%, 12/01/28	No Opt. Call	BBB-	350,247
755	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/49	12/24 at 103.00	N/R	824,384
47

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016:
$ 125	5.000%, 12/01/24	No Opt. Call	Baa3	$142,299
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,741,410
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	A	1,232,398
235	5.000%, 12/01/45	12/25 at 100.00	A	269,620
2,250	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	A	2,579,355
1,225	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2018A, 4.000%, 12/01/51	12/28 at 100.00	A	1,381,053
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A:
200	5.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	258,314
200	5.000%, 12/01/29 – AGM Insured	No Opt. Call	AA	263,582
2,235	4.000%, 12/01/38 – AGM Insured	12/29 at 100.00	AA	2,686,850
2,000	4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	2,365,640
	Parker, Colorado, Certificates of Participation, Refunding Series 2019:
225	5.000%, 11/01/24	No Opt. Call	AA	259,765
320	5.000%, 11/01/25	No Opt. Call	AA	381,181
275	5.000%, 11/01/26	No Opt. Call	AA	337,497
320	5.000%, 11/01/27	5/27 at 100.00	AA	395,798
400	5.000%, 11/01/28	5/27 at 100.00	AA	491,648
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40, 144A	12/22 at 100.00	N/R	1,545,615
	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding Series 2020:
165	3.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	167,001
275	3.000%, 12/01/25 – AGM Insured	No Opt. Call	AA	299,096
400	3.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	437,684
330	3.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	363,498
500	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	540,835
	Pueblo County, Colorado, Certificates of Participation, Community Improvement Projects, Series 2019:
1,150	4.000%, 12/01/31	12/27 at 100.00	Aa3	1,345,925
1,235	4.000%, 12/01/32	12/27 at 100.00	Aa3	1,437,787
235	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	N/R	265,978
2,512	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	2,765,159
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	$1,123,600
2,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	AA	3,050,900
400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	424,184
2,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	AA+	2,968,625
2,385	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2017B, 4.000%, 11/01/35	11/27 at 100.00	AA+	2,779,861
500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	546,880
190	Sand Creek Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2015A, 4.000%, 12/01/28	12/25 at 100.00	A	213,845
500	Sand Creek Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2020A, 4.000%, 12/01/25 – AGM Insured	No Opt. Call	AA	569,055
2,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	2,081,300
600	Silver Peaks Metropolitan District 3, Colorado, Limited Tax Obligation Bonds, Senior Lien Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	N/R	650,820
	South Suburban Park and Recreation District, Colorado, Certificates of Participation, Series 2019:
1,180	4.000%, 12/15/37	12/28 at 100.00	AA-	1,341,684
2,270	4.000%, 12/15/38	12/28 at 100.00	AA-	2,575,474
200	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 5.000%, 12/01/37	12/27 at 100.00	Ba1	229,960
350	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-2, 5.000%, 12/01/47	12/27 at 100.00	Ba1	396,116
500	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	529,040
500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	544,550
750	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	A3	898,087
500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A, 3.375%, 12/01/30	12/25 at 102.00	N/R	550,895
150	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016, 4.250%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	175,224
49

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2019:
$ 125	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	$143,650
200	4.000%, 12/01/27 – BAM Insured	No Opt. Call	AA	236,954
150	4.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	180,384
225	5.000%, 12/01/29 – BAM Insured	No Opt. Call	AA	292,079
435	5.000%, 12/01/30 – BAM Insured	12/29 at 100.00	AA	560,406
460	5.000%, 12/01/31 – BAM Insured	12/29 at 100.00	AA	591,353
250	5.000%, 12/01/32 – BAM Insured	12/29 at 100.00	AA	319,755
250	5.000%, 12/01/33 – BAM Insured	12/29 at 100.00	AA	319,028
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	887,025
1,640	Thompson Crossing Metropolitan District 6, Larimer County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2020, 5.000%, 12/01/40, 144A	12/30 at 100.00	Ba2	1,990,878
770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A+	817,632
2,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	2,167,220
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
135	5.000%, 12/15/26 – AGM Insured	12/24 at 103.00	AA	159,006
250	5.000%, 12/15/27 – AGM Insured	12/24 at 103.00	AA	293,788
225	5.000%, 12/15/29 – AGM Insured	12/24 at 103.00	AA	262,796
	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A:
525	5.000%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	641,371
1,250	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,495,875
500	4.000%, 12/01/36 – BAM Insured	12/26 at 100.00	AA	561,710
	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
105	3.250%, 12/01/24	No Opt. Call	N/R	110,612
1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	1,064,420
300	5.000%, 12/01/35	12/26 at 100.00	N/R	333,570
645	5.250%, 12/01/40	12/26 at 100.00	N/R	719,078
130	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 3.000%, 12/01/22	No Opt. Call	N/R	132,545
600	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-1, 4.125%, 12/01/31	3/26 at 103.00	N/R	648,894
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Westminster, Colorado, Certificates of Participation, Series 2015A:
$ 1,500	5.000%, 12/01/35	12/25 at 100.00	AA	$1,768,110
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	1,119,840
	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,184,560
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,766,957
500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	543,780
168,733	Total Tax Obligation/Limited			196,931,483
	Transportation – 6.1%
1,000	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	1,148,210
500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	540,500
1,750	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/29 (AMT)	11/27 at 100.00	AA-	2,177,630
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A+	1,116,320
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
1,905	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	2,384,469
1,510	5.000%, 12/01/28 (AMT)	No Opt. Call	A+	1,925,190
2,000	5.000%, 12/01/37 (AMT)	12/28 at 100.00	A+	2,482,040
4,305	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A+	5,279,308
4,000	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A+	4,875,280
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B, 5.000%, 12/01/37	12/28 at 100.00	A+	1,257,100
500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	534,420
1,975	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	1,966,784
750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (AMT)	6/21 at 100.00	Baa2	750,270
	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
680	5.000%, 12/01/25 – NPFG Insured	No Opt. Call	Baa2	800,557
965	5.000%, 12/01/27 – NPFG Insured	12/26 at 100.00	Baa2	1,157,209
1,215	5.000%, 12/01/32	12/26 at 100.00	A3	1,439,884
1,275	5.000%, 12/01/33	12/26 at 100.00	A3	1,511,602
1,000	5.000%, 12/01/34	12/26 at 100.00	A3	1,207,220
51

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,000	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A, 4.000%, 1/15/33	1/31 at 100.00	A-	$ 2,432,920
29,330	Total Transportation			34,986,913
	U.S. Guaranteed – 4.7% (4)
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
50	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R	62,107
1,585	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R	1,968,792
3,535	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc, Series 2016, 4.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R	4,118,735
1,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+	1,559,557
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,629,018
2,000	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	2,159,300
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33 (Pre-refunded 12/01/22)	12/22 at 100.00	A-	1,072,660
640	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	671,379
1,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R	1,202,950
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	531,410
3,000	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	3,542,730
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C:
675	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	732,098
625	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	678,444
715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 (Pre-refunded 9/01/21) – AGM Insured	9/21 at 100.00	AA	723,637
500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36 (Pre-refunded 9/01/21)	9/21 at 100.00	AA-	506,100
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	591,157
500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R	527,140
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
$ 1,000	4.000%, 12/01/32 (Pre-refunded 12/01/24)	12/24 at 100.00	Aa1	$1,130,490
1,000	4.000%, 12/01/33 (Pre-refunded 12/01/24)	12/24 at 100.00	Aa1	1,130,490
500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R	527,775
1,111	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%, 12/01/33 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R	1,228,111
645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34 (Pre-refunded 6/01/24)	6/24 at 100.00	Aa1	717,588
24,136	Total U.S. Guaranteed			27,011,668
	Utilities – 11.3%
	Arapahoe County Water and Wastewater Authority, Colorado, Revenue Bonds, Refunding Series 2019:
3,000	4.000%, 12/01/36	12/29 at 100.00	AA	3,651,600
2,500	4.000%, 12/01/38	12/29 at 100.00	AA	3,027,650
3,940	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater Revenue Bonds, Series 2019, 5.000%, 12/01/43	12/28 at 100.00	AAA	4,925,827
645	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series 2020, 4.000%, 8/01/45 – BAM Insured	8/30 at 100.00	AA	778,689
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2020B, 5.000%, 11/15/26	No Opt. Call	AA+	619,120
6,840	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Improvement Series 2020C, 5.000%, 11/15/50	11/30 at 100.00	AA+	8,810,467
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35	11/25 at 100.00	AA+	569,790
765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	839,664
1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,005,510
	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Telluride Town Project, Series 2020A:
240	4.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	281,710
1,090	4.000%, 6/01/35 – AGM Insured	6/30 at 100.00	AA	1,270,090
1,250	Denver City and County Board of Water Commissioners, Colorado, Water Revenue Bonds, Green Series 2017A, 4.000%, 9/15/42	9/27 at 100.00	AAA	1,450,612
455	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/49 – AGM Insured	12/29 at 100.00	AA	532,509
1,200	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Improvement Series 2019A, 4.000%, 11/15/39	11/29 at 100.00	AA-	1,428,036
53

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
$ 650	5.000%, 11/15/32	11/25 at 100.00	AA-	$768,619
1,815	4.000%, 11/15/35	11/25 at 100.00	AA-	2,059,807
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2020:
435	5.000%, 11/15/30	5/30 at 100.00	AA-	576,719
400	4.000%, 11/15/34	5/30 at 100.00	AA-	488,220
220	4.000%, 11/15/35	5/30 at 100.00	AA-	267,918
	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	540,995
570	4.000%, 12/01/31	12/25 at 100.00	AA	653,112
	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020:
500	5.000%, 12/01/29 – BAM Insured	No Opt. Call	AA	654,225
500	5.000%, 12/01/31 – BAM Insured	12/30 at 100.00	AA	664,225
340	4.000%, 12/01/40 – BAM Insured	12/30 at 100.00	AA	407,704
	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017:
1,140	4.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	1,305,505
2,430	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	2,938,793
	Fountain, El Paso County, Colorado, Acting by and through the City of Fountain Electric, Water and Wastewater Utility Enterprise, Water and Electric Revenue Bonds, Series 2019:
530	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	651,958
320	4.000%, 12/01/35 – AGM Insured	12/26 at 100.00	AA	365,619
525	4.000%, 12/01/37 – AGM Insured	12/26 at 100.00	AA	594,641
350	Little Thompson Water District, Colorado, Water Revenue Bonds, Series 2020, 4.000%, 12/01/50	12/30 at 100.00	AA-	422,363
2,000	Loveland, Colorado, Electric and Communications Enterprise Revenue Bonds, Series 2019A, 5.000%, 12/01/44	12/28 at 100.00	A+	2,455,640
775	Metropolitan Wastewater Reclamation District, Colorado, Sewer Revenue Bonds, Refunding Series 2019A, 5.000%, 4/01/23	No Opt. Call	AAA	844,161
	Morgan County Quality Water District, Morgan and Washington Counties, Colorado, Water Revenue Bonds, Series 2020:
250	3.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	271,315
250	4.000%, 12/01/31 – AGM Insured	12/30 at 100.00	AA	306,355
325	4.000%, 12/01/33 – AGM Insured	12/30 at 100.00	AA	394,960
285	4.000%, 12/01/36 – AGM Insured	12/30 at 100.00	AA	343,300
1,000	4.000%, 12/01/45 – AGM Insured	12/30 at 100.00	AA	1,178,070
1,115	North Weld County Water District, Colorado, Water Enterprise Revenue Bonds, Series 2019, 4.000%, 11/01/30	11/27 at 100.00	AA	1,323,371
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Northglenn, Colorado, Wastewater Revenue Bonds, Series 2021:
$ 300	4.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	$352,893
300	4.000%, 12/01/32 – BAM Insured	12/30 at 100.00	AA	373,614
2,025	4.000%, 12/01/45 – BAM Insured	12/30 at 100.00	AA	2,457,965
	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding & Improvement Series 2020:
745	4.000%, 11/01/38	11/29 at 100.00	AA+	887,906
300	4.000%, 11/01/40	11/29 at 100.00	AA+	356,058
730	4.000%, 11/01/42	11/29 at 100.00	AA+	862,152
500	4.000%, 11/01/44	11/29 at 100.00	AA+	587,985
1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A+	1,635,093
525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGC Insured	12/22 at 100.00	AA	556,904
	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise Revenue Bonds, Green Series 2020:
110	5.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	141,613
200	5.000%, 12/01/29 – BAM Insured	12/28 at 100.00	AA	255,568
1,000	4.000%, 12/01/40 – BAM Insured	12/28 at 100.00	AA	1,163,660
	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise Revenue Bonds, Series 2020B:
1,250	4.000%, 12/01/45 – BAM Insured	12/30 at 100.00	AA	1,480,925
1,450	4.000%, 12/01/50 – BAM Insured	12/30 at 100.00	AA	1,707,926
1,625	Upper Eagle Regional Water Authority, Eagle County, Colorado, Water Revenue Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/45 – AGM Insured	12/30 at 100.00	AA	1,964,479
53,505	Total Utilities			64,453,610
$ 468,219	Total Long-Term Investments (cost $515,634,200)			550,884,773

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 3.0%
MUNICIPAL BONDS – 3.0%
Health Care – 1.7%
$ 4,000	Colorado Health Facilities Authority, Variable Rate Demand Obligations, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Refunding Series 2020A, 0.010%, 12/01/52 (Mandatory Put 6/30/21) (5)	6/21 at 100.00	A-1+	$ 4,000,000
55

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,875	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Variable Rate Demand Obligations, Series 2018B, 0.050%, 11/15/35 (Mandatory Put 6/30/21) (5)	6/21 at 100.00	A-1+	$ 5,875,000
9,875	Total Health Care			9,875,000
	Tax Obligation/Limited – 0.6%
3,505	Denver, Colorado, Variable Rate Demand Obligations, Certificates of Participation, Wellington E Webb Municipal Office Building, Refunding Series 2008A-1, 0.010%, 12/01/29 (Mandatory Put 6/30/21) (5)	6/21 at 100.00	A-1	3,505,000
	Utilities – 0.7%
4,000	Colorado Springs, Variable Rate Demand Obligations, Colorado, Utilities System Revenue Bonds, Improvement Variable Rate Series 2010C, 0.040%, 11/01/40 (Mandatory Put 6/04/21) (5)	6/21 at 100.00	A-1	4,000,000
$ 17,380	Total Short-Term Investments (cost $17,380,000)			17,380,000
	Total Investments (cost $533,014,200) – 99.5%			568,264,773
	Other Assets Less Liabilities – 0.5%			2,868,136
	Net Assets – 100%			$ 571,132,909
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
56

Nuveen New Mexico Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8%
	MUNICIPAL BONDS – 97.8%
	Consumer Staples – 1.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 65	4.000%, 6/01/48	6/30 at 100.00	BBB+	$75,248
1,000	3.000%, 6/01/48	6/30 at 100.00	BBB+	1,050,850
1,065	Total Consumer Staples			1,126,098
	Education and Civic Organizations – 5.7%
2,235	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding Series 2020, 4.000%, 9/01/40	9/30 at 100.00	A-	2,537,865
1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,405,138
700	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2019, 4.000%, 12/01/40 – AGM Insured	12/29 at 100.00	AA	796,054
500	New Mexico State University, Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	A+	603,985
210	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA-	210,000
5,045	Total Education and Civic Organizations			5,553,042
	Health Care – 11.3%
500	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	584,715
500	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2020A, 4.000%, 7/01/40	7/30 at 100.00	A	587,000
1,550	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,788,669
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A:
1,000	4.000%, 8/01/36	11/27 at 100.00	AA	1,143,810
1,010	5.000%, 8/01/46	11/27 at 100.00	AA	1,220,060
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019A:
1,250	5.000%, 8/01/39	8/29 at 100.00	AA	1,576,000
240	5.000%, 8/01/44	8/29 at 100.00	AA	299,628
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, San Juan Regional Medical Center, Refunding & Improvement Series 2020:
1,800	4.000%, 6/01/34	6/30 at 100.00	BBB+	2,138,544
785	4.000%, 6/01/35	6/30 at 100.00	BBB+	931,041
57

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 750	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	$ 853,110
9,385	Total Health Care			11,122,577
	Housing/Multifamily – 1.0%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (AMT)	6/21 at 100.00	N/R	1,003,480
	Housing/Single Family – 3.7%
350	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	354,669
425	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.875%, 7/01/43	1/28 at 100.00	Aaa	463,437
1,910	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019C, 3.600%, 7/01/44	7/28 at 100.00	Aaa	2,063,373
750	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021A, 2.300%, 7/01/46	7/30 at 100.00	Aaa	751,440
3,435	Total Housing/Single Family			3,632,919
	Long-Term Care – 1.4%
1,365	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	5/22 at 100.00	BB+	1,394,184
	Tax Obligation/General – 7.1%
1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	AA	1,395,622
1,000	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2018, 5.000%, 8/01/36	8/28 at 100.00	AA	1,253,900
600	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, Series 2021A, 4.000%, 8/01/35	8/29 at 100.00	AA	716,274
1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa3	1,144,390
515	Silver City Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2017, 4.000%, 8/01/37	8/25 at 100.00	Aa3	566,598
675	Silver Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2019, 4.000%, 8/01/37	8/28 at 100.00	Aa3	775,946
1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa3	1,143,930
6,085	Total Tax Obligation/General			6,996,660
	Tax Obligation/Limited – 36.9%
	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A:
250	4.000%, 7/01/35	7/25 at 100.00	AAA	280,888
1,195	5.000%, 7/01/37	7/25 at 100.00	AAA	1,394,063
500	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C, 4.000%, 7/01/34	7/26 at 100.00	AAA	572,645
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Artesia, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2019:
$ 1,130	4.000%, 6/01/28	6/26 at 100.00	AA-	$1,306,755
570	4.000%, 6/01/29	6/26 at 100.00	AA-	657,073
1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,708,201
1,240	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2017A, 4.000%, 6/15/34	6/27 at 100.00	AAA	1,428,753
455	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	478,137
200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	209,884
1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	BBB+	1,148,200
600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	650,208
1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,142,480
500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	566,590
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	BB	924,723
500	5.250%, 1/01/36	1/22 at 100.00	BB	514,460
780	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	BB	893,287
985	Las Cruces, New Mexico, State Shared Gross Receipts Tax Revenue Bonds, Refunding Series 2020, 4.000%, 6/01/38	6/30 at 100.00	Aa3	1,169,244
125	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvment Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	130,844
500	Lower Petroglyphs Public Improvements District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 5.000%, 10/01/38	10/27 at 100.00	N/R	549,600
810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	843,696
1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37	10/26 at 100.00	AA	1,120,880
2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,630,625
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,100	4.550%, 7/01/40	7/28 at 100.00	N/R	1,236,070
725	4.750%, 7/01/53	7/28 at 100.00	N/R	815,016
770	Roswell, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2017, 4.000%, 8/01/34	8/27 at 100.00	AA	877,223
970	Saltillo Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 4.000%, 10/01/37 – BAM Insured	10/28 at 100.00	AA	1,139,701
59

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	6/24 at 100.00	A+	$1,139,449
2,895	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	3,363,961
	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Senior Lien Series 2018A:
500	5.000%, 6/01/36	6/28 at 100.00	AA+	624,390
400	5.000%, 6/01/37	6/28 at 100.00	AA+	498,300
555	Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	6/21 at 100.00	N/R	555,022
1,000	Ventana West Public Improvement District, New Mexico, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	1,112,090
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,096,860
500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	523,995
500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	Baa1	602,375
760	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	11/23 at 103.00	N/R	782,078
500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	6/21 at 102.00	N/R	510,360
32,200	Total Tax Obligation/Limited			36,198,126
	Transportation – 0.6%
500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	623,225
	U.S. Guaranteed – 2.7% (4)
600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28 (Pre-refunded 7/01/23)	7/23 at 100.00	AAA	660,690
805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42 (Pre-refunded 8/01/22)	8/22 at 100.00	AA	850,965
1,000	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2014C, 5.000%, 6/01/35 (Pre-refunded 6/01/24)	6/24 at 100.00	AA-	1,142,390
2,405	Total U.S. Guaranteed			2,654,045
	Utilities – 26.2%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015:
1,000	5.000%, 7/01/32	7/25 at 100.00	AAA	1,176,270
1,000	4.000%, 7/01/33	7/25 at 100.00	AAA	1,131,370
1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2017, 5.000%, 7/01/32	7/27 at 100.00	AAA	1,237,820
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,970	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020, 4.000%, 7/01/43	7/30 at 100.00	AA	$2,369,634
750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A-	875,618
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,163,190
1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AAA	1,322,370
1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41	6/26 at 100.00	AAA	1,182,450
250	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2017E, 5.000%, 6/01/38	6/27 at 100.00	AAA	304,093
450	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2018D, 5.000%, 6/01/37	6/28 at 100.00	AAA	562,293
845	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2019D, 5.000%, 6/01/40	6/29 at 100.00	AAA	1,074,299
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2020B:
1,250	3.000%, 6/01/39	6/30 at 100.00	AAA	1,376,500
1,250	3.000%, 6/01/40	6/30 at 100.00	AAA	1,373,937
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2019A:
915	5.000%, 6/15/35	6/28 at 100.00	AAA	1,149,826
265	5.000%, 6/15/36	6/28 at 100.00	AAA	332,254
1,040	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2019C-1, 5.000%, 6/15/39	6/29 at 100.00	AAA	1,325,532
1,750	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2020C-1, 4.000%, 6/15/45	6/30 at 100.00	AAA	2,075,902
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	1,169,270
710	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	862,018
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	529,180
705	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Improvement Series 2017, 5.000%, 6/01/37 – BAM Insured	6/26 at 100.00	AA	835,503
500	Santa Fe, New Mexico, Net Wastewater Utility System Environmental Services Gross Receipts Tax Improvement Revenue Bonds, Climate Certified Green Series 2019, 4.000%, 6/01/37	6/28 at 100.00	AA+	585,900
1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,689,300
21,790	Total Utilities			25,704,529
$ 84,275	Total Long-Term Investments (cost $89,652,467)			96,008,885
	Other Assets Less Liabilities – 2.2%			2,203,357
	Net Assets – 100%			$ 98,212,242
61

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.
62

Statement of Assets and Liabilities
May 31, 2021
	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $188,963,038, $515,634,200 and $89,652,467, respectively)	$201,439,912	$550,884,773	$96,008,885
Short-term investments, at value (cost approximates value)	—	17,380,000	—
Cash	3,651,532	879,074	140,481
Receivable for:
Interest	3,111,575	7,920,706	1,397,748
Investments sold	461,000	—	876,519
Shares sold	756,364	1,503,715	38,549
Other assets	3,962	9,595	3,752
Total assets	209,424,345	578,577,863	98,465,934
Liabilities
Floating rate obligations	845,000	—	—
Payable for:
Dividends	122,850	154,127	43,754
Interest	6,725	—	—
Investments purchased - when-issued/delayed-delivery settlement	1,504,905	6,112,134	—
Shares redeemed	241,074	638,527	62,402
Accrued expenses:
Custodian fees	50,251	87,338	37,344
Management fees	86,874	236,345	41,902
Professional fees	35,495	46,543	32,975
Trustees fees	3,062	12,261	1,550
12b-1 distribution and service fees	19,356	55,546	12,815
Other	42,093	102,133	20,950
Total liabilities	2,957,685	7,444,954	253,692
Commitments and contingencies (as disclosed in Note 8)
Net assets	$206,466,660	$571,132,909	$98,212,242

Class A Shares
Net assets	$ 87,105,183	$229,010,225	$62,009,687
Shares outstanding	7,667,615	20,189,529	5,767,626
Net asset value ("NAV") per share	$ 11.36	$ 11.34	$ 10.75
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.86	$ 11.84	$ 11.22
Class C Shares
Net assets	$ 5,474,211	$ 20,174,072	$ 2,592,011
Shares outstanding	482,237	1,782,420	240,642
NAV and offering price per share	$ 11.35	$ 11.32	$ 10.77
Class C2 Shares
Net assets	$ 262,570	$ 301,032	$ 238,589
Shares outstanding	23,104	26,631	22,192
NAV and offering price per share	$ 11.36	$ 11.30	$ 10.75
Class I Shares
Net assets	$113,624,696	$321,647,580	$33,371,955
Shares outstanding	9,982,531	28,377,035	3,088,434
NAV and offering price per share	$ 11.38	$ 11.33	$ 10.81
Fund level net assets consist of:
Capital paid-in	$197,500,035	$542,242,257	$94,178,582
Total distributable earnings	8,966,625	28,890,652	4,033,660
Fund level net assets	$206,466,660	$571,132,909	$98,212,242
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
63

Statement of Operations
Year Ended May 31, 2021
	Arizona	Colorado	New Mexico
Investment Income	$5,525,262	$14,489,114	$3,082,471
Expenses
Management fees	907,388	2,557,973	485,971
12b-1 service fees - Class A Shares	148,760	417,011	119,738
12b-1 distribution and service fees - Class C Shares	51,961	188,533	26,435
12b-1 distribution and service fees - Class C2 Shares	11,461	17,744	7,464
Shareholder servicing agent fees	55,235	168,905	30,027
Interest expense	10,271	10,758	1,938
Custodian fees	45,389	82,270	33,794
Professional fees	42,662	65,783	37,579
Trustees fees	4,846	13,278	2,598
Shareholder reporting expenses	22,253	38,754	18,065
Federal and state registration fees	19,440	17,473	7,237
Other	10,118	12,827	8,095
Total expenses	1,329,784	3,591,309	778,941
Net investment income (loss)	4,195,478	10,897,805	2,303,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	16,460	79,865	18,188
Change in net unrealized appreciation (depreciation) of investments	5,090,593	13,713,332	1,909,094
Net realized and unrealized gain (loss)	5,107,053	13,793,197	1,927,282
Net increase (decrease) in net assets from operations	$9,302,531	$24,691,002	$4,230,812
See accompanying notes to financial statements.
64

Statement of Changes in Net Assets
	Arizona		Colorado		New Mexico
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 4,195,478	$ 3,806,147	$ 10,897,805	$ 10,290,970	$ 2,303,530	$ 2,322,437
Net realized gain (loss) from investments	16,460	(368,530)	79,865	(2,379,052)	18,188	(13,969)
Change in net unrealized appreciation (depreciation) of investments	5,090,593	701,410	13,713,332	6,404,612	1,909,094	719,536
Net increase (decrease) in net assets from operations	9,302,531	4,139,027	24,691,002	14,316,530	4,230,812	3,028,004
Distributions to Shareholders
Dividends:
Class A Shares	(1,733,528)	(1,630,692)	(4,255,547)	(4,491,164)	(1,387,422)	(1,501,237)
Class C Shares	(80,457)	(85,767)	(235,177)	(301,782)	(40,575)	(52,667)
Class C2 Shares	(28,975)	(60,759)	(37,748)	(87,810)	(18,201)	(69,521)
Class I Shares	(2,531,935)	(2,212,051)	(6,467,524)	(6,152,427)	(821,761)	(817,453)
Decrease in net assets from distributions to shareholders	(4,374,895)	(3,989,269)	(10,995,996)	(11,033,183)	(2,267,959)	(2,440,878)
Fund Share Transactions
Proceeds from sale of shares	77,593,482	52,203,495	180,169,195	209,766,659	21,985,551	23,910,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,911,838	2,695,290	8,957,352	9,037,995	1,748,777	1,951,503
	80,505,320	54,898,785	189,126,547	218,804,654	23,734,328	25,861,716
Cost of shares redeemed	(27,407,782)	(36,016,663)	(86,528,982)	(90,602,329)	(18,321,687)	(15,763,024)
Net increase (decrease) in net assets from Fund share transactions	53,097,538	18,882,122	102,597,565	128,202,325	5,412,641	10,098,692
Net increase (decrease) in net assets	58,025,174	19,031,880	116,292,571	131,485,672	7,375,494	10,685,818
Net assets at the beginning of period	148,441,486	129,409,606	454,840,338	323,354,666	90,836,748	80,150,930
Net assets at the end of period	$206,466,660	$148,441,486	$571,132,909	$454,840,338	$ 98,212,242	$ 90,836,748
See accompanying notes to financial statements.
65

Financial Highlights
Arizona
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2021	$11.03	$0.25	$ 0.35	$0.60	$(0.27)	$ —	$(0.27)	$11.36
2020	10.98	0.28	0.06	0.34	(0.29)	—	(0.29)	11.03
2019	10.68	0.30	0.29	0.59	(0.29)	—	(0.29)	10.98
2018	10.82	0.31	(0.15)	0.16	(0.30)	—	(0.30)	10.68
2017	11.03	0.30	(0.21)	0.09	(0.30)	—	(0.30)	10.82
Class C (02/14)
2021	11.03	0.16	0.34	0.50	(0.18)	—	(0.18)	11.35
2020	10.98	0.19	0.07	0.26	(0.21)	—	(0.21)	11.03
2019	10.68	0.21	0.30	0.51	(0.21)	—	(0.21)	10.98
2018	10.82	0.23	(0.15)	0.08	(0.22)	—	(0.22)	10.68
2017	11.02	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.82
Class C2 (02/94)
2021	11.04	0.20	0.32	0.52	(0.20)	—	(0.20)	11.36
2020	10.99	0.22	0.06	0.28	(0.23)	—	(0.23)	11.04
2019	10.68	0.24	0.30	0.54	(0.23)	—	(0.23)	10.99
2018	10.82	0.25	(0.15)	0.10	(0.24)	—	(0.24)	10.68
2017	11.03	0.24	(0.21)	0.03	(0.24)	—	(0.24)	10.82
Class I (02/97)
2021	11.06	0.28	0.33	0.61	(0.29)	—	(0.29)	11.38
2020	11.01	0.30	0.07	0.37	(0.32)	—	(0.32)	11.06
2019	10.71	0.32	0.30	0.62	(0.32)	—	(0.32)	11.01
2018	10.85	0.33	(0.14)	0.19	(0.33)	—	(0.33)	10.71
2017	11.06	0.32	(0.21)	0.11	(0.32)	—	(0.32)	10.85
66

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.44%	$ 87,105	0.82%	0.81%	2.24%	4%
3.15	61,110	0.84	0.83	2.54	13
5.67	57,476	0.86	0.86	2.78	6
1.54	52,106	0.88	0.87	2.90	14
0.84	50,367	0.86	0.85	2.79	24

4.52	5,474	1.62	1.61	1.45	4
2.35	4,909	1.64	1.63	1.74	13
4.85	4,209	1.66	1.66	1.99	6
0.75	4,162	1.68	1.67	2.10	14
0.12	4,789	1.66	1.65	1.98	24

4.77	263	1.37	1.36	1.76	4
2.60	2,707	1.39	1.38	1.99	13
5.18	3,289	1.41	1.41	2.24	6
0.98	4,452	1.43	1.42	2.35	14
0.29	4,736	1.41	1.40	2.24	24

5.56	113,625	0.62	0.61	2.44	4
3.37	79,716	0.64	0.63	2.74	13
5.90	64,435	0.66	0.66	2.98	6
1.76	53,601	0.68	0.67	3.09	14
1.05	51,634	0.66	0.65	2.99	24
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
67

Financial Highlights (continued)
Colorado
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2021	$11.03	$0.23	$ 0.31	$ 0.54	$(0.23)	$ —	$(0.23)	$11.34
2020	10.89	0.27	0.16	0.43	(0.29)	—	(0.29)	11.03
2019	10.63	0.33	0.28	0.61	(0.35)	—	(0.35)	10.89
2018	10.77	0.35	(0.14)	0.21	(0.35)	—	(0.35)	10.63
2017	11.03	0.35	(0.27)	0.08	(0.34)	—	(0.34)	10.77
Class C (02/14)
2021	11.01	0.14	0.31	0.45	(0.14)	—	(0.14)	11.32
2020	10.87	0.18	0.17	0.35	(0.21)	—	(0.21)	11.01
2019	10.61	0.25	0.27	0.52	(0.26)	—	(0.26)	10.87
2018	10.74	0.26	(0.13)	0.13	(0.26)	—	(0.26)	10.61
2017	11.00	0.26	(0.27)	(0.01)	(0.25)	—	(0.25)	10.74
Class C2 (02/97)
2021	11.00	0.17	0.30	0.47	(0.17)	—	(0.17)	11.30
2020	10.87	0.21	0.15	0.36	(0.23)	—	(0.23)	11.00
2019	10.61	0.28	0.27	0.55	(0.29)	—	(0.29)	10.87
2018	10.75	0.29	(0.14)	0.15	(0.29)	—	(0.29)	10.61
2017	11.00	0.29	(0.26)	0.03	(0.28)	—	(0.28)	10.75
Class I (02/97)
2021	11.02	0.25	0.31	0.56	(0.25)	—	(0.25)	11.33
2020	10.89	0.29	0.16	0.45	(0.32)	—	(0.32)	11.02
2019	10.63	0.35	0.27	0.62	(0.36)	—	(0.36)	10.89
2018	10.76	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.63
2017	11.02	0.37	(0.27)	0.10	(0.36)	—	(0.36)	10.76
68

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.94%	$229,010	0.77%	0.77%	2.03%	4%
4.02	185,700	0.78	0.78	2.47	20
5.84	131,996	0.82	0.82	3.15	19
1.94	104,759	0.83	0.83	3.23	10
0.76	90,426	0.83	0.83	3.22	17

4.12	20,174	1.57	1.57	1.23	4
3.21	17,392	1.58	1.58	1.68	20
4.96	13,538	1.62	1.62	2.36	19
1.19	12,844	1.63	1.63	2.44	10
(0.07)	13,405	1.63	1.63	2.43	17

4.29	301	1.32	1.32	1.53	4
3.37	3,615	1.33	1.33	1.95	20
5.25	5,119	1.37	1.37	2.61	19
1.38	7,228	1.38	1.38	2.69	10
0.27	8,877	1.38	1.38	2.67	17

5.16	321,648	0.57	0.57	2.22	4
4.14	248,133	0.58	0.58	2.67	20
6.02	172,702	0.62	0.62	3.35	19
2.21	119,682	0.63	0.63	3.44	10
0.93	104,024	0.63	0.63	3.43	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
69

Financial Highlights (continued)
New Mexico
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2021	$10.53	$0.25	$ 0.22	$ 0.47	$(0.25)	$ —	$(0.25)	$10.75
2020	10.42	0.28	0.13	0.41	(0.30)	—	(0.30)	10.53
2019	10.23	0.30	0.20	0.50	(0.31)	—	(0.31)	10.42
2018	10.43	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.23
2017	10.66	0.31	(0.23)	0.08	(0.31)	—	(0.31)	10.43
Class C (02/14)
2021	10.55	0.17	0.21	0.38	(0.16)	—	(0.16)	10.77
2020	10.44	0.20	0.12	0.32	(0.21)	—	(0.21)	10.55
2019	10.24	0.22	0.20	0.42	(0.22)	—	(0.22)	10.44
2018	10.44	0.23	(0.21)	0.02	(0.22)	—	(0.22)	10.24
2017	10.67	0.23	(0.23)	—	(0.23)	—	(0.23)	10.44
Class C2 (02/97)
2021	10.52	0.20	0.22	0.42	(0.19)	—	(0.19)	10.75
2020	10.41	0.22	0.13	0.35	(0.24)	—	(0.24)	10.52
2019	10.22	0.25	0.19	0.44	(0.25)	—	(0.25)	10.41
2018	10.43	0.25	(0.21)	0.04	(0.25)	—	(0.25)	10.22
2017	10.66	0.25	(0.22)	0.03	(0.26)	—	(0.26)	10.43
Class I (02/97)
2021	10.58	0.27	0.23	0.50	(0.27)	—	(0.27)	10.81
2020	10.47	0.30	0.13	0.43	(0.32)	—	(0.32)	10.58
2019	10.28	0.32	0.20	0.52	(0.33)	—	(0.33)	10.47
2018	10.49	0.33	(0.21)	0.12	(0.33)	—	(0.33)	10.28
2017	10.72	0.33	(0.22)	0.11	(0.34)	—	(0.34)	10.49
70

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.48%	$62,010	0.85%	0.85%	2.36%	10%
3.94	57,402	0.86	0.86	2.68	5
4.95	48,950	0.88	0.88	2.97	15
1.03	46,368	0.88	0.88	2.98	8
0.81	48,582	0.86	0.86	2.96	14

3.66	2,592	1.65	1.65	1.56	10
3.11	2,814	1.66	1.66	1.89	5
4.19	2,469	1.68	1.68	2.17	15
0.21	2,109	1.67	1.67	2.17	8
0.01	3,319	1.66	1.66	2.16	14

4.00	239	1.40	1.40	1.84	10
3.39	1,880	1.41	1.41	2.14	5
4.40	4,085	1.43	1.43	2.43	15
0.41	6,341	1.43	1.43	2.43	8
0.29	8,168	1.41	1.41	2.41	14

4.79	33,372	0.65	0.65	2.56	10
4.15	28,740	0.66	0.66	2.88	5
5.17	24,647	0.68	0.68	3.17	15
1.16	20,653	0.68	0.68	3.18	8
1.04	22,485	0.66	0.66	3.15	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
71

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified funds among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
72

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable
73

Notes to Financial Statements (continued)
market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$201,439,912	$ —	$201,439,912

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$550,884,773	$ —	$550,884,773
Short-Term Investments*:
Municipal Bonds	—	17,380,000	—	17,380,000
Total	$ —	$568,264,773	$ —	$568,264,773

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$96,008,885	$ —	$96,008,885

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Funds hold liabilities in floating rate obligations where applicable, which are not reflected in the tables above. The fair values of the Funds' liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face
74

amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$ —	$ —
Average annual interest rate and fees	0.80%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the
75

Notes to Financial Statements (continued)
TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Arizona	Colorado	New Mexico
Purchases	$57,399,930	$125,967,470	$17,445,602
Sales and maturities	6,489,516	18,325,409	9,249,713
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
76

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/21		Year Ended 5/31/20
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,697,677	$ 30,336,510	1,479,440	$ 16,398,939
Class C	112,879	1,269,600	129,077	1,429,590
Class C2	11	121	2,256	25,280
Class I	4,079,518	45,987,251	3,093,271	34,349,686
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,253	1,308,430	107,139	1,186,909
Class C	5,661	63,619	6,154	68,134
Class C2	2,421	27,194	4,312	47,769
Class I	134,178	1,512,595	125,438	1,392,478
	7,148,598	80,505,320	4,947,087	54,898,785
Shares redeemed:
Class A	(684,424)	(7,699,837)	(1,280,726)	(14,199,849)
Class C	(81,491)	(916,543)	(73,487)	(817,231)
Class C2	(224,580)	(2,517,522)	(60,692)	(673,394)
Class I	(1,440,847)	(16,273,880)	(1,862,419)	(20,326,189)
	(2,431,342)	(27,407,782)	(3,277,324)	(36,016,663)
Net increase (decrease)	4,717,256	$ 53,097,538	1,669,763	$ 18,882,122

77

Notes to Financial Statements (continued)
	Year Ended 5/31/21		Year Ended 5/31/20
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,711,155	$ 64,285,258	7,709,920	$ 84,998,410
Class A – automatic conversion of Class C Shares	7,575	85,063	—	—
Class C	437,744	4,918,029	527,859	5,813,849
Class C2	71	788	2,263	24,892
Class I	9,860,327	110,880,057	10,816,460	118,929,508
Shares issued to shareholders due to reinvestment of distributions:
Class A	362,859	4,081,466	386,917	4,267,740
Class C	20,250	227,222	26,561	292,269
Class C2	3,245	36,335	7,281	80,089
Class I	410,325	4,612,329	399,001	4,397,897
	16,813,551	189,126,547	19,876,262	218,804,654
Shares redeemed:
Class A	(2,729,472)	(30,677,261)	(3,375,868)	(36,723,634)
Class C	(248,322)	(2,786,963)	(219,317)	(2,400,698)
Class C – automatic conversion to Class A Shares	(7,588)	(85,063)	—	—
Class C2	(305,242)	(3,417,751)	(152,030)	(1,678,172)
Class I	(4,407,431)	(49,561,944)	(4,564,138)	(49,799,825)
	(7,698,055)	(86,528,982)	(8,311,353)	(90,602,329)
Net increase (decrease)	9,115,496	$102,597,565	11,564,909	$128,202,325

	Year Ended 5/31/21		Year Ended 5/31/20
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	979,442	$ 10,464,020	1,279,369	$ 13,472,184
Class A – automatic conversion of Class C2 Shares	302	3,231	12,931	136,174
Class C	25,333	271,250	33,313	352,085
Class C2	2,052	22,018	676	7,101
Class I	1,044,959	11,225,032	937,737	9,942,669
Shares issued to shareholders due to reinvestment of distributions:
Class A	103,074	1,101,298	115,398	1,212,835
Class C	3,526	37,739	4,515	47,542
Class C2	1,596	17,021	5,485	57,617
Class I	55,191	592,719	59,968	633,509
	2,215,475	23,734,328	2,449,392	25,861,716
Shares redeemed:
Class A	(768,681)	(8,199,765)	(653,394)	(6,840,158)
Class C	(55,042)	(588,328)	(7,583)	(79,914)
Class C2	(159,930)	(1,705,911)	(206,813)	(2,166,295)
Class C2 – automatic conversion to Class A Shares	(302)	(3,231)	(12,943)	(136,174)
Class I	(728,428)	(7,824,452)	(635,079)	(6,540,483)
	(1,712,383)	(18,321,687)	(1,515,812)	(15,763,024)
Net increase (decrease)	503,092	$ 5,412,641	933,580	$ 10,098,692
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
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The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
	Arizona	Colorado	New Mexico
Tax cost of investments	$188,103,684	$533,096,262	$89,650,985
Gross unrealized:
Appreciation	$ 12,577,530	$ 35,488,170	$ 6,363,218
Depreciation	(86,507)	(319,659)	(5,318)
Net unrealized appreciation (depreciation) of investments	$ 12,491,023	$ 35,168,511	$ 6,357,900
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds' tax year end, were as follows:
	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$200,687	$2,378	$73,635
Undistributed net ordinary income[2]	—	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2021 through May 31, 2021, and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income[3]	$4,372,648	$10,992,579	$2,267,959
Distributions from net ordinary income[2]	2,247	3,417	—
Distributions from net long-term capital gains	—	—	—

2020	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,986,649	$11,015,714	$2,440,878
Distributions from net ordinary income[2]	2,620	17,469	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.
As of May 31, 2021, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Arizona	Colorado	New Mexico
Not subject to expiration:
Short-term	$1,847,000	$4,470,019	$ 590,361
Long-term	1,510,730	966,643	1,630,333
Total	$3,357,730	$5,436,662	$2,220,694
During the Funds' tax year ended May 31, 2021, the Funds utilized capital loss carryforwards as follows:
	Arizona	Colorado	New Mexico
Utilized capital loss carryforwards	$33,997	$81,956	$18,188
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Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Arizona	0.1542%
Colorado	0.1585%
New Mexico	0.1542%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
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Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Arizona	Colorado	New Mexico
Purchases	$1,582,500	$1,085,510	$527,500
Sales	—	6,085,020	179,822
Realized gain (loss)	—	(28,494)	2,678
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$222,729	$616,455	$75,119
Paid to financial intermediaries (Unaudited)	216,421	590,409	71,059
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$155,250	$495,008	$75,925
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$12,713	$46,341	$3,193
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$18,590	$77,893	$6,399
8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
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Notes to Financial Statements (continued)
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts, and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
10.  Subsequent Events
Class C2 Shares
Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.
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Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of re-
84

turns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.
Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
85

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
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•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
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Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Arizona Municipal Bond Fund (the “Arizona Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021, the Fund outperformed its benchmark for the one-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. In addition, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Colorado Municipal Bond Fund (the “Colorado Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. For periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen New Mexico Municipal Bond Fund (the “New Mexico Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the one-year period ended December 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and second quartile for the three-year period ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Arizona Fund and the New Mexico Fund each had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average; and (b) the Colorado Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regula-
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tory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020).
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; formerly, Director, Public member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007-2013); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director, (1997-2003) Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143
94

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143
95

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143
96

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
97

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen,LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
98

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
99

Notes
100

Notes
101

Notes
102

Notes

103

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-MS2-0521D1706509-INV-Y-7/22

Mutual Funds
31 May 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

Portfolio Managers’
Comments
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review economic and market conditions, key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Steve has managed the Maryland and Virginia Funds since 2016, and Paul has managed the Pennsylvania Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS). The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal interventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.

While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Maryland, Pennsylvania and Virginia during the twelve-month reporting period ended May 31, 2021?
Maryland’s economy has historically benefited from its proximity to the nation’s capital both through job growth and drawing high income earners as residents. However, the state’s closeness to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for 18.3% of all state employment versus the national average of 15.2%. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of over 50 universities, this has made Maryland a center for national security and medical and biomedical research. In 2020, as a result of the COVID-19 crisis, Maryland’s gross state product contracted by 0.9% compared to a decline of 2.3% for the nation as a whole. As of May 2021, Maryland's unemployment rate registered 6.1%, above the national rate of 5.8%. The state has implemented various financial controls which add stability to its overall financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years and restricting debt to no more than 4% of personal income and debt service to within 8% of revenues. The Maryland Constitution also requires the governor to include debt service in annual budget appropriations and the general assembly is prohibited from amending the budget to affect that debt service. Despite the COVID-19 crisis, operating results were positive in Fiscal Year 2020. Fiscal Year 2020 General Fund revenues were 4.8% higher than Fiscal Year 2019, coming in $408 million or 2.2% ahead of initial forecasts. General Fund revenues for the first six months of Fiscal Year 2021 are 6.6% above Fiscal Year 2020 levels. Maryland’s state government received $1.65 billion under the CARES Act and expects to receive $3.8 billion under the American Rescue Plan Act. Maryland's total General Fund balance is respectable at 8.6% of General Fund revenues in Fiscal Year 2020. Included in the total fund balance, as part of the committed fund balance, are the State's four rainy day funds, the largest of which is the Revenue Stabilization Account. The Revenue Stabilization Account contained $1.2 billion as of June 30, 2020. Moody’s June 2021 state debt median report notes that Maryland ranked 9th for net tax-supported debt per capita ($2,410 v. the national median of $1,039) and 13th as a percent of personal income (3.5% v. the national median of 1.9%). As of May 2021, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks.
Pennsylvania has the sixth-largest economy among U.S. states, based on a 2019 real total GDP of $726.2 billion. The Commonwealth is home to 12.8 million residents, making it the fifth-largest state by population. As of May 2021, Pennsylvania’s unemployment rate was 6.9%, compared to the nation at 5.8%. Pennsylvania’s economy is large and diverse, but it has lagged the U.S. for the better part of a decade in terms of job, GDP and income growth. Pennsylvania’s Independent Fiscal Office projects that it will take six years for the Commonwealth’s labor market to return to its pre-COVID-19 crisis level. Pennsylvania came into the current economic recession with a weaker financial position than most states. This is most evident in the state’s very slim budget reserve, which covers just 0.3 days of expenses. Through February 2021, General Fund collections totaled $23.9 billion, which is $901.3 million, or 3.9%, above estimate. Pennsylvania received $4.7 billion in federal aid under the CARES Act in 2020, with $2.2 billion of the funds allocated to eligible local governments. An estimated $7.3 billion of federal relief funding is expected to come to the Pennsylvania state government from the American Rescue Plan Act of 2021. Governor Wolf’s Fiscal Year 2022 proposed budget totals $37.8 billion and is a $3.8 billion (11.1%) increase over the prior year. The budget includes a $1.35 billion increase in K-12 spending as well as $3 billion over a ten-year period to workers and businesses to recover from the COVID-19 crisis. Funding for this spending increase comes from a proposal to raise income taxes from 3.07% to 4.49% on higher-income earners, legalizing and taxing marijuana and a severance tax on the natural gas industry. The Commonwealth has an above average debt burden relative to other states. Its net tax supported debt totaled $19.4 bil-

Portfolio Managers’ Comments (continued)
lion in 2019, which is 2.6% of state personal income, compared to the Moody’s 50-state median of 2.0%. For the state of Pennsylvania, its Fiscal Year end is June 30, 2021. Pennsylvania’s adjusted net pension liability totaling $79 billion is also above average, ranking it the fifth highest among the states. As of May 2021, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P.
Virginia’s economy is led by the government, professional and business services sectors. Its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. Government employment represents 18.1% of the Commonwealth’s job base (compared to the national average of 15.2%). The defense industry in particular plays an important role in Virginia’s economy, with the Commonwealth’s Hampton Roads area home to the nation’s largest concentration of military installations. In 2020, as a result of the COVID-19 crisis, Virginia’s gross state product contracted by 0.9% compared to a decline of 2.3% for the nation’s GDP as a whole. As of May 2021, the Commonwealth’s unemployment rate registered 4.5%, below the national rate of 5.8%. Virginia continues to benefit from good socioeconomics with per capita income at 115.2% of the national average, and the Commonwealth’s poverty level of 10.6% compares favorably to the national average of 13.4%. Virginia has a history of both proactive and conservative fiscal management. The Commonwealth’s operating revenues are primarily dependent upon income taxes, followed by sales tax collections. With regard to expenditures, education accounts for the greatest share of operating expenses followed by health and human services. Despite the pandemic, the Commonwealth’s general fund posted a $1.7 billion surplus in Fiscal Year 2020. Fiscal year 2020 general revenue collections were 2.0% higher than Fiscal Year 2019, though they were still $234 million, or 1.1%, below initial forecasts. Income tax collections grew by 3.0% in Fiscal Year 2020 over the previous year, compared with the official forecast of 4.7% growth. Fiscal year 2020 sales tax collections grew by 3.5% over the previous year, lower than the official forecast of 7.4% growth. Year-to-date tax collections in Fiscal Year 2021 (through March) are 9.0% above Fiscal Year 2020 figures, compared to an assumed rate of 3.0% growth. The Commonwealth is now projecting a small general fund surplus for Fiscal Year 2021. The Commonwealth’s total general fund balance is good, at 14.3% of general fund revenues in Fiscal Year 2020. Included in the total fund balance are the Commonwealth's two rainy day funds: the revenue stabilization fund and the revenue reserve fund. As of June 30, 2020, the revenue stabilization fund contained $636 million and the revenue reserve fund contained $513 million. Together, those two funds equal 4.9% of general fund revenues. Virginia also maintains a sizable reserve in its Commonwealth transportation fund. State government received $1.8 billion under the CARES Act and expects to receive $3.8 billion under the American Rescue Plan. The Commonwealth’s overall debt metrics are slightly above U.S. state averages. Moody’s June 2021 state debt median report notes that Virginia ranked 15th in net tax supported debt per capita ($1,746 versus the national median of $1,039) and ranked 17th as a percent of personal income (2.8% versus the national median of 1.9%). The Commonwealth’s ability to issue debt is controlled through a very complex debt capacity model that is revised on an annual basis. The majority of the Commonwealth’s outstanding debt is subject to appropriation, and only about 9% of outstanding debt carries the general obligation pledge. As of May 2021, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks.
How did the Funds perform during the twelve-month reporting period ended May 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended May 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the all three Funds outperformed the S&P Municipal Bond Index. The Maryland and Virginia Funds outperformed their Lipper classification average, while the Pennsylvania Fund lagged this performance measure. For the purposes of this Performance Commentary, the references to relative performance of all the Funds is in comparison to S&P Municipal Bond Index.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2021?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Maryland Municipal Bond Fund

The Class A Shares of the Nuveen Maryland Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Credit quality positioning helped drive the Fund’s outperformance of the index. The Fund's portfolio was well positioned for a market environment in which lower rated bonds outperformed higher rated bonds, as yield seeking investors became more comfortable with credit risk as the economy recovered. At the end of the reporting period, the Fund had approximately 19% exposure in non-rated and below investment grade bonds, close to the Fund’s allowable maximum of 20%. These securities’ strong results lifted the Fund’s relative performance. Further adding value were the Fund's portfolio overweights in bonds with lower investment grade credit ratings (A and BBB) and corresponding underweights in higher rating categories, which lagged the index.
Favorable duration (interest rate) and yield curve positioning also contributed to the Fund’s performance. The Fund's longer duration than that of the index was beneficial as municipal interest rates generally declined. From a yield curve standpoint, the Fund was overweight in longer-term securities and underweight in shorter term securities. This positioning helped performance, given the superior showing of longer bonds during the reporting period. As the reporting period progressed, the Fund’s duration shortened, as declining interest rates made it more likely that holdings with short call dates would get redeemed by their issuers.
Sector positioning further contributed to performance. A large overweight in the outperforming health care sector added value, as improved investor sentiment lifted the category, which had struggled earlier in the COVID-19 crisis. Also lifting the Fund’s result was a significant underweight in the tax-backed sector, which underperformed the index.
Security selection also added to relative performance. Bonds of Baltimore Convention Center, which had been hit by the COVID-19 crisis and subsequent closure of the connected hotel, bounced back off of a reduced price as investors became more optimistic about economic reopening. Puerto Rico sales-tax bonds, known as COFINAs, also significantly outpaced the index. Like all debt issued by U.S territories, COFINA bonds may include exemption from most federal, state and local taxes. Exposure to Ohio Buckeye tobacco bonds also produced solid performance, as investors favored these bonds for their relatively high yields.
Another notable contributor was Maryland Economic Development Corporation bonds issued for the Purple Line light-rail transit project. These bonds strengthened in value following a more optimistic outlook for the issuer following lengthy project delays and a potential concessionaire default. Maryland Stadium Authority bonds issued to fund Baltimore school projects were advance refunded, leading to significant price appreciation for the securities, while improved economic growth and a reopening economy boosted holdings in Ports American Chesapeake Seagirt Marine Terminal Bonds. In contrast, the Fund’s exposure to shorter maturity, higher quality holdings detracted from performance, as these securities lagged the market.
During the reporting period, the Fund experienced healthy shareholder inflows. Management reinvested these proceeds, along with those from bond maturities and calls, in attractively valued, often higher quality securities. The Fund’s largest purchases tended to be tax-backed issues, including state and local general obligation debt, where management more easily found suitable bonds amid constrained supply in the Maryland marketplace. Additional purchases included Maryland State Transportation Authority bonds, which were part of a sizable new-issue deal that offered the Fund strong liquidity, as well as newly issued, lower rated revenue bonds for Stevenson University. High yield additions to the portfolio included Baltimore-area Port Covington mixed use real estate project bonds and Puerto Rico COFINA bonds.
Amid strong inflows and constrained supply, selling activity in the portfolio was minimal, except for a few tax-loss swaps initiated in late February 2021 at a relative low point in the market. Tax-loss swapping entails selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. Management implemented this approach to enhance the Fund’s income earning capability and seek to make the Fund more tax efficient.
Nuveen Pennsylvania Municipal Bond Fund
The Class A Shares of the Nuveen Pennsylvania Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.

Portfolio Managers’ Comments (continued)
During the reporting period, as municipal interest rates generally declined and the yield curve flattened, lower rated bonds collectively outperformed their higher rated counterparts, while longer maturity bonds outperformed those with shorter maturities. Various federal fiscal stimulus plans, ongoing monetary easing by U.S. Federal Reserve policymakers and the adoption of COVID-19 vaccinations fueled an increase in economic growth and expected higher inflation. During the reporting period, sectors with greater sensitivity to concern about the COVID-19 crisis, such as the health care and transportation sectors, were performance leaders. Those sectors seen as less sensitive to the spread of COVID-19, such as the tax supported and utilities sectors, were relative laggards.
Against this backdrop, the Fund’s duration (interest rate) and yield curve positioning helped performance relative to the index. With its longer duration, the Fund benefited more as municipal interest rates fell. Most of that favorable impact came from the Fund’s allocation to bonds with effective durations of eight years and longer, a relatively stronger performing segment of the yield curve.
Credit quality positioning also lifted the Fund’s relative performance. Lower rated bonds generally outperformed higher quality issues, the Fund saw strong contributions from its overweight in bonds rated A and below, and especially among bonds rated BBB and lower, which fared especially well during the reporting period.
The Fund's relative overweight sector exposure in several COVID-19 crisis sectors added value, as investors became more optimistic about widespread vaccinations and the strength of the economic recovery. For example, the Fund's relative overweight in the industrial development revenue, health care, transportation and education sectors all contributed to performance. Each of these groups were outperformers during the reporting period. Also contributing to performance was the Fund's relative underweight in such lagging categories as pre-refunded and tax supported bonds. Tempering this outperformance, however, was the Fund’s overweight exposure in housing and utility bonds, both of which lagged the reporting period.
Security selection detracted overall from the Fund’s performance, largely due to performance from a few individual credits. The portfolio’s main performance challenge came from an investment in independent power producer Energy Harbor. The Fund acquired shares in Energy Harbor when its holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy’s emergence from bankruptcy protection. After initially appreciating strongly following its March 2020 issuance, in July 2020 the stock suffered a correction on negative news about the predecessor company and its former parent company. Although this position bounced back in the second half of the reporting period, it detracted overall for the reporting period. Another detractor was the Fund’s relatively large weight in Pennsylvania Housing Finance Agency bonds, which trailed the index. Investors, anticipating lower interest rates, expected an increase in mortgage refinancings, which would cause the bonds to be redeemed early. Also hampering results was the Fund’s lack of exposure to tobacco debt, a strong performing category in the index. (The Pennsylvania municipal marketplace lacks unenhanced tobacco settlement revenue bonds.)
Duration positioning among the Fund’s industrial development revenue bonds further hurt relative performance, as did the composition of the Fund’s investments in the transportation sector. Pennsylvania transportation credits are dominated by older debt of the Pennsylvania Turnpike Commission. These bonds had held up well in the early phase of the COVID-19 crisis lockdown before this reporting period began, though the securities were relative underperformers for the reporting period.
The Fund benefited from security selection among various medium and lower quality higher education and health care bonds, which were disproportionately hurt early in the COVID-19 crisis. The Fund also saw relative outperformance from certain tax supported bonds, especially local school district issues benefiting from favorable yield curve and duration positioning. Holdings that benefited the Fund as the market bounced back along with investors’ optimism about economic recovery included Pennsylvania Turnpike Commission oil franchise tax bonds, Pittsburgh and Allegheny County Sports and Exhibition hotel room tax bonds, and Puerto Rico sales tax bonds, known as COFINAs. Like all debt issued by U.S. territories, Puerto Rico bonds may include exemptions from most federal, state and local taxes.
During the reporting period, robust new shareholder investments primarily drove new purchase activity for the Fund, while proceeds of bond maturities, redemptions, and coupon payments, all net of Fund dividends and expenses, and some tactical trading further funded purchases. With these transactions, the Fund’s duration (net of hedges) remained within the upper range of management’s duration target.

The Fund's purchases occurred across multiple quality tiers and sectors. New acquisitions skewed toward investment grade bonds, reflecting both the supply available in the Pennsylvania marketplace and the relative valuation opportunities management was finding, adding bonds in various sectors, including tax supported, housing, health care, higher education, utility and transportation. As a result of these purchases, the portfolio's allocation to the AA credit tier of the market rose. The allocation to the BB credit tier also grew, reflecting the credit rating downgrade of Tower Health, whose bonds the Fund owned.
During the current reporting period, the Fund used Municipal Market Data (MMD) interest rate locks as part of an overall portfolio construction strategy to manage the portfolio duration and yield curve exposure. MMD rate locks are a duration management tool that permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio. The MMD rate locks performed as expected to manage duration. Long-term municipal interest rates generally fell during the reporting period, but the MMD rate locks had a negligible impact on performance.
During the current reporting period, the Fund also used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The interest rate futures contracts performed as expected to manage duration. Long-term interest rates generally rose during the reporting period, the futures had a negligible impact on performance.
Nuveen Virginia Municipal Bond Fund
The Class A Shares of the Nuveen Virginia Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Duration (interest rate) and yield curve positioning was the largest contributor to the Fund's performance relative to the index. The Fund portfolio's longer than average duration enabled the Fund to better capture the benefits of an overall decline in interest rates. In terms of yield curve positioning, the Fund’s overweight in bonds with effective durations of six years and longer and underweight in securities with effective durations shorter than six years both added value as longer bonds enjoyed the strongest relative performance during this time frame.
Credit quality positioning further contributed to the Fund’s performance. Amid narrowing credit spreads, indicating that lower quality bonds outperformed their higher rated counterparts, the Fund’s overweight in lower investment grade and below investment grade rated debt significantly helped relative performance. The Fund’s corresponding underweight in the highest credit quality tier (bonds rated AAA) added further value in a market environment where investors were increasingly comfortable taking on risk in their search for yield.
The Fund's sector exposures and individual security selection benefited from overweights in the transportation and hospital categories. Both sectors strongly bounced back from the COVID-19 crisis as investors became less pessimistic about issuers’ long-term financial prospects. Within the transportation group, several of the Fund’s toll road bond holdings fared especially well, as the Virginia marketplace consists largely of lower rated issues that bounced back as the state economy reopened. Notable individual contributors in this sector included zero coupon bonds for the Dulles Toll Road, Interstate 66 toll road and Chesapeake Bay Bridge-Tunnel. Among hospital issuers, the Fund benefited from exposure to several of the state’s health care systems. In addition, a significant underweight to tax backed securities further contributed to the Fund’s relative performance for the reporting period, as this sector performed positively but lagged the index.
Other notable individual contributors included the below investment grade bonds of Marymount University, which recovered along with concern easing about enrollment challenges and Puerto Rico sales-tax bonds, known as COFINAs. Like all debt issued by U.S territories, COFINA bonds may include exemption from most federal, state and local taxes.
Although the Fund had few detractors in an otherwise strong performance environment, positions in generally shorter dated bonds, such as pre-refunded bonds, underperformed as expected in a market environment disfavoring these high quality, short duration securities.

Portfolio Managers’ Comments (continued)
Throughout the reporting period, the Fund saw strong shareholder inflows, providing ample proceeds to reinvest into the market. Particularly in the first half of the reporting period, as management was still finding opportunities to invest in bonds providing wider than usual yield spreads, the Fund found several attractive opportunities among hospital issues, with notable purchases including bonds for Bon Secours Mercy Health, Chesapeake Regional Medical Center, Virginia Hospital Center and Carillon Clinic.
As credit spreads gradually tightened, the opportunities to capture unusual value thinned out. In the second half of the reporting period, new purchases on available tax-backed debt were added. These acquisitions allowed the Fund to remain invested amid limited supply of attractively priced higher yielding bonds and included state-backed appropriation bonds for Hampton Roads Transportation Accountability Commission, and Washington Metropolitan Area Transit Authority debt. The Fund also added Puerto Rico COFINA bonds for their attractive yields and a favorable risk/reward trade-off. Given the strength of shareholder inflows and a relative lack of supply of Virginia municipal debt, the Fund engaged in few bond sales during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Maryland Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	6.72%	3.29%	4.00%	0.81%
Class A Shares at maximum Offering Price	9/07/94	2.22%	2.41%	3.56%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Maryland Municipal Debt Funds Classification Average	—	5.52%	2.73%	3.40%	—
Class C2 Shares	9/16/94	6.26%	2.73%	3.55%	1.36%
Class I Shares	2/28/92	6.93%	3.50%	4.21%	0.61%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	5.88%	2.46%	3.23%	1.61%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Pennsylvania Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/29/86	5.07%	3.34%	4.62%	0.78%
Class A Shares at maximum Offering Price	10/29/86	0.66%	2.45%	4.17%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Pennsylvania Municipal Debt Funds Classification Average	—	6.35%	3.26%	4.12%	—
Class C2 Shares	2/02/94	4.51%	2.76%	4.17%	1.33%
Class I Shares	2/03/97	5.30%	3.55%	4.83%	0.58%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.26%	2.51%	3.55%	1.58%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Virginia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	5.63%	3.25%	4.15%	0.78%
Class A Shares at maximum Offering Price	3/27/86	1.23%	2.37%	3.70%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Virginia Municipal Debt Funds Classification Average	—	4.88%	2.72%	3.50%	—
Class C2 Shares	10/04/93	4.97%	2.68%	3.68%	1.33%
Class I Shares	2/03/97	5.86%	3.45%	4.35%	0.58%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.82%	2.43%	3.38%	1.58%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.01%	1.30%	1.57%	2.32%
SEC 30-Day Yield	0.82%	0.08%	0.59%	1.05%
Taxable-Equivalent Yield (46.6%)[2]	1.52%	0.15%	1.10%	1.95%
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.86%	1.16%	1.37%	2.15%
SEC 30-Day Yield	0.83%	0.08%	0.33%	1.06%
Taxable-Equivalent Yield (43.9%)[2]	1.46%	0.14%	0.58%	1.87%
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.88%	1.19%	1.39%	2.17%
SEC 30-Day Yield	0.73%	(0.03)%	0.20%	0.96%
Taxable-Equivalent Yield (46.6%)[2]	1.36%	(0.06)%	0.37%	1.79%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Maryland Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.0%
Common Stocks	0.1%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	1.2%
Net Assets	100%

States and Territories (% of total municipal bonds)
Maryland	84.0%
Guam	3.5%
Puerto Rico	3.4%
District of Columbia	3.3%
California	2.1%
New York	1.1%
Texas	0.8%
Virgin Islands	0.7%
New Jersey	0.4%
Ohio	0.4%
Pennsylvania	0.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	17.5%
Tax Obligation/Limited	17.2%
Health Care	12.8%
U.S. Guaranteed	10.0%
Transportation	8.8%
Housing/Multifamily	7.1%
Education and Civic Organizations	6.0%
Long-Term Care	5.3%
Utilities	5.1%
Housing/Single Family	5.1%
Other	5.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.9%
AAA	19.1%
AA	26.1%
A	16.0%
BBB	10.6%
BB or Lower	8.4%
N/R (not rated)	9.8%
N/A (not applicable)	0.1%
Total	100%

Holding Summaries    as of May 31, 2021 (continued)
Nuveen Pennsylvania Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.8%
Common Stocks	1.9%
Short-Term Municipal Bonds	2.5%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Pennsylvania	97.9%
New Jersey	1.1%
Puerto Rico	0.8%
Guam	0.2%
District of Columbia	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	20.5%
Health Care	17.0%
Education and Civic Organizations	14.2%
Utilities	11.3%
Housing/Single Family	11.0%
Transportation	7.0%
U.S. Guaranteed	6.4%
Tax Obligation/Limited	6.4%
Other	6.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	3.3%
AA	44.2%
A	28.5%
BBB	7.3%
BB or Lower	5.2%
N/R (not rated)	3.3%
N/A (not applicable)	1.8%
Total	100%

Nuveen Virginia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.1%
Common Stocks	0.1%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.0%
Net Assets	100%

States and Territories (% of total municipal bonds)
Virginia	77.0%
District of Columbia	12.8%
Guam	3.3%
Puerto Rico	3.2%
Virgin Islands	1.3%
California	1.1%
Texas	0.6%
Colorado	0.3%
Pennsylvania	0.3%
New York	0.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.1%
Transportation	22.7%
Health Care	13.0%
Education and Civic Organizations	9.8%
Utilities	7.1%
U.S. Guaranteed	6.1%
Tax Obligation/General	6.0%
Other	8.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	11.9%
AA	49.9%
A	11.6%
BBB	10.9%
BB or Lower	5.6%
N/R (not rated)	5.4%
N/A (not applicable)	0.1%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2021.
The beginning of the period is December 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.79	$1,018.73	$1,020.09	$1,023.90
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.75	$ 3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.94
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.39	$1,020.44	$1,020.82	$1,025.52
Expenses Incurred During the Period	$ 3.89	$ 7.91	$ 6.65	$ 2.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.35	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.64	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.98	$1,012.06	$1,012.24	$1,017.07
Expenses Incurred During the Period	$ 3.87	$ 7.88	$ 6.62	$ 2.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.35	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.64	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of
Nuveen Maryland Municipal Bond Fund,
Nuveen Pennsylvania Municipal Bond Fund and
Nuveen Virginia Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter, collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2021 and each of the financial highlights for each of the five years in the period ended May 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Maryland Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.0%
	Consumer Discretionary – 1.6%
$ 4,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	CCC	$4,211,320
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	6/21 at 100.00	N/R	600,000
5,000	Total Consumer Discretionary			4,811,320
	Consumer Staples – 2.2%
915	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	1,060,695
545	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	6/21 at 100.00	Ba1	558,015
1,110	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/21 at 100.00	N/R	1,110,466
730	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	793,605
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	BBB+	1,194,980
35	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	6/21 at 100.00	A1	35,087
1,900	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,076,605
6,235	Total Consumer Staples			6,829,453
	Education and Civic Organizations – 5.9%
1,500	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University Inc, Series 2017A, 5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,657,965
	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Stevenson University, Series 2021A:
750	4.000%, 6/01/41	6/31 at 100.00	BBB-	863,595
2,000	4.000%, 6/01/55	6/31 at 100.00	BBB-	2,260,900
1,700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	BBB+	1,781,464
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	BBB+	595,395
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	545,040
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,809,275

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	$549,430
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2019A, 5.000%, 10/01/49	10/29 at 100.00	A	1,517,425
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	2,091,680
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
385	5.000%, 6/01/29	6/26 at 100.00	Baa1	457,619
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	821,464
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
315	5.000%, 6/01/36	6/26 at 100.00	Baa1	367,844
235	5.000%, 6/01/42	6/26 at 100.00	Baa1	271,855
1,100	Maryland Industrial Development Financing Authority, Economic Development Revenue Bonds, McDonogh School Inc, Sereis 2019, 4.000%, 9/01/43	3/29 at 100.00	A+	1,269,378
16,020	Total Education and Civic Organizations			17,860,329
	Energy – 1.1%
3,260	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	6/21 at 100.00	BB-	3,292,665
	Health Care – 12.0%
750	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare Inc, Series 2021, 5.000%, 1/01/36 (WI/DD, Settling 10/07/21)	1/32 at 100.00	Baa3	917,040
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	A-	729,102
1,650	4.250%, 7/01/35	7/25 at 100.00	A-	1,840,113
1,000	5.000%, 7/01/45	7/25 at 100.00	A-	1,131,990
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
750	5.000%, 7/01/34	7/27 at 100.00	Baa3	865,425
500	5.000%, 7/01/38	7/27 at 100.00	Baa3	570,480
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	106,387
1,250	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,471,450
440	4.000%, 7/01/42	7/26 at 100.00	BBB+	483,327
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	646,356
2,020	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	2,386,933

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Frederick Health System Issue; Series 2020:
$ 740	3.250%, 7/01/39	7/30 at 100.00	A-	$814,525
50	4.000%, 7/01/40	7/30 at 100.00	A-	59,157
520	4.000%, 7/01/45	7/30 at 100.00	A-	606,798
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	593,245
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017:
575	5.000%, 7/01/33	7/27 at 100.00	A+	696,871
500	4.000%, 7/01/42	7/27 at 100.00	A+	563,875
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,101,140
750	5.000%, 7/01/40	7/25 at 100.00	A+	870,023
955	4.125%, 7/01/47	7/25 at 100.00	A+	1,045,926
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
1,000	5.000%, 5/15/42	5/27 at 100.00	A	1,226,030
1,500	5.000%, 5/15/45	5/27 at 100.00	A	1,837,185
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB+	942,831
1,560	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2020A, 5.000%, 7/01/34	7/30 at 100.00	A	2,014,958
2,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA-	2,506,974
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	3,013,125
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/45	4/30 at 100.00	A	2,947,375
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,000	4.000%, 12/01/44	6/25 at 100.00	AA-	3,296,670
1,000	5.000%, 12/01/44	6/25 at 100.00	AA-	1,161,040
31,360	Total Health Care			36,446,351
	Housing/Multifamily – 7.0%
2,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	2,190,280
640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	696,282
1,660	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,800,104
935	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2000A, 2.600%, 7/01/40	7/29 at 100.00	AA+	959,450

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,430	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2014D, 4.000%, 7/01/45	1/24 at 100.00	AA+	$1,502,215
235	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42	1/27 at 100.00	AA+	251,645
1,480	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2018A, 3.950%, 7/01/43	1/28 at 100.00	AA+	1,631,004
1,000	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2020E, 2.150%, 7/01/40	1/30 at 100.00	AA+	999,340
1,750	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,871,328
575	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017, 5.000%, 7/01/32	7/27 at 100.00	BB+	640,838
200	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Morgan State University Project, Series 2020, 4.000%, 7/01/40	7/30 at 100.00	BBB-	231,974
500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	529,525
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB-	1,040,230
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015:
255	5.000%, 7/01/31	7/25 at 100.00	BB+	281,349
475	5.000%, 7/01/35	7/25 at 100.00	BB+	520,206
1,140	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	6/21 at 100.00	AA	1,141,949
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
1,145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,355,955
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	611,993
1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	1,310,725
750	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2021B, 2.250%, 7/01/41 (WI/DD, Settling 6/09/21)	7/30 at 100.00	Aaa	750,675
760	Montgomery County Housing Opportunities Commission, Maryland, Program Revenue Bonds, Series 2019C, 3.300%, 7/01/39 (AMT)	1/28 at 100.00	Aa2	800,926
19,700	Total Housing/Multifamily			21,117,993
	Housing/Single Family – 5.1%
1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa1	1,448,661
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa1	2,623,575
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa1	1,057,220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 795	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	$853,973
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019B:
2,500	3.200%, 9/01/39	9/28 at 100.00	Aa1	2,695,500
1,345	3.350%, 9/01/42	9/28 at 100.00	Aa1	1,450,058
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C:
550	5.000%, 9/01/28	No Opt. Call	Aa1	700,760
800	5.000%, 3/01/30	3/29 at 100.00	Aa1	1,022,000
1,000	3.000%, 3/01/42	3/29 at 100.00	Aa1	1,052,080
1,430	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A, 2.000%, 9/01/43	3/30 at 100.00	Aa1	1,405,533
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Taxable Series 2019D, 3.200%, 7/01/44	7/29 at 100.00	AA+	1,078,920
14,285	Total Housing/Single Family			15,388,280
	Long-Term Care – 5.2%
1,000	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	1,141,680
1,750	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020, 4.000%, 1/01/45	1/27 at 103.00	A	1,963,220
2,000	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020, 4.000%, 1/01/45	1/27 at 103.00	A	2,232,400
1,200	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated Group Project, Refunding Series 2018A, 5.000%, 1/01/33	1/24 at 104.00	BBB	1,347,792
1,250	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/44	4/27 at 100.00	N/R	1,254,925
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	810,964
835	5.000%, 1/01/45	7/26 at 100.00	A	951,199
1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	6/21 at 100.00	A	1,967,554
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1:
575	5.000%, 11/01/30	11/24 at 103.00	B-	626,037
950	5.000%, 11/01/32	11/24 at 103.00	B-	1,028,812
100	5.000%, 11/01/37	11/24 at 103.00	B-	107,685
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	B-	535,055
100	5.000%, 11/01/47	11/24 at 103.00	B-	106,643

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,500	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019B, 5.000%, 1/01/30	1/29 at 100.00	BBB+	$ 1,885,845
14,425	Total Long-Term Care			15,959,811
	Tax Obligation/General – 17.3%
2,000	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2020, 5.000%, 3/01/30	No Opt. Call	AAA	2,673,760
2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	1,588,997
1,000	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2020A, 4.000%, 8/15/37	8/30 at 100.00	AAA	1,231,580
5,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Bidding Group 2 Fiirst Series 2021A, 5.000%, 3/01/34	3/31 at 100.00	AAA	6,768,250
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Bidding Group 2 Second Series 2018-2, 5.000%, 8/01/29	8/28 at 100.00	AAA	1,292,000
	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2017A:
1,000	5.000%, 3/15/23	No Opt. Call	AAA	1,087,300
1,000	5.000%, 3/15/31	3/27 at 100.00	AAA	1,235,170
2,085	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2019, 5.000%, 3/15/27	No Opt. Call	AAA	2,605,061
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	2,016,140
	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2020A-2:
1,000	5.000%, 8/01/28	No Opt. Call	AAA	1,293,430
1,000	5.000%, 8/01/29	No Opt. Call	AAA	1,321,270
2,385	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2020B, 4.000%, 11/01/31	No Opt. Call	AAA	3,069,877
5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	4,676,374
3,000	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2019A, 5.000%, 7/15/30	7/29 at 100.00	AAA	3,939,570
2,500	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2020A, 5.000%, 7/15/33	7/28 at 100.00	AAA	3,179,950
2,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2020, 5.000%, 6/01/28	No Opt. Call	AAA	2,576,720
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27	6/26 at 100.00	AAA	3,137,534
1,300	5.000%, 6/01/35	6/26 at 100.00	AAA	1,577,199
2,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	2,000,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,500	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2018, 4.000%, 6/01/39	6/28 at 100.00	AAA	$2,972,525
6,220	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2015B, 0.000%, 8/15/49	8/25 at 37.14	Aaa	2,162,881
49,250	Total Tax Obligation/General			52,405,588
	Tax Obligation/Limited – 16.9%
1,800	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2017, 5.000%, 10/01/27	10/26 at 100.00	AAA	2,212,686
2,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2019, 5.000%, 10/01/44	10/29 at 100.00	AAA	2,557,100
1,000	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.375%, 6/01/36	6/26 at 100.00	N/R	1,066,380
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
460	4.500%, 9/01/33	9/27 at 100.00	N/R	498,787
120	5.000%, 9/01/38	9/27 at 100.00	N/R	131,923
755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36	6/26 at 100.00	N/R	838,277
1,300	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019A, 3.500%, 6/01/39, 144A	6/29 at 100.00	N/R	1,354,886
250	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019B, 3.700%, 6/01/39, 144A	6/23 at 100.00	N/R	252,920
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Refunding Series 2019:
380	4.000%, 7/01/29	1/29 at 100.00	N/R	446,933
335	5.000%, 7/01/36	1/29 at 100.00	N/R	403,008
115	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community Development Series 2001A, 5.700%, 7/01/29 – RAAI Insured	6/21 at 100.00	AA	115,444
	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Refunding Series 2020A:
1,000	4.000%, 7/01/34	7/30 at 100.00	A-	1,196,000
1,250	4.000%, 7/01/35	7/30 at 100.00	A-	1,492,263
55	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Refunding Series 2020C, 4.000%, 7/01/50	7/30 at 100.00	N/R	62,477
170	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds, Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39	7/29 at 100.00	N/R	180,591
100	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	120,304
280	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2021F Forward Delivery, 4.000%, 1/01/42 (WI/DD, Settling 10/07/21)	1/31 at 100.00	Ba1	319,214
670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	689,376

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
$ 1,000	5.000%, 12/01/23	No Opt. Call	BB	$1,104,200
1,015	5.000%, 12/01/33	12/26 at 100.00	BB	1,184,657
500	5.000%, 12/01/46	12/26 at 100.00	BB	572,620
	Harford County, Maryland, Special Obligation Bonds, Beechtree Estates Project, Refunding Series 2021:
750	4.000%, 7/01/36	7/30 at 100.00	A	889,305
675	4.000%, 7/01/40	7/30 at 100.00	A	792,450
725	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 5.800%, 2/15/34	2/24 at 100.00	N/R	748,302
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
600	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	634,782
550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	583,660
1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34	7/25 at 100.00	N/R	1,351,165
1,000	Maryland Community Development Administration, Local Government Infrastructure Bonds, Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49	6/29 at 100.00	Aa3	1,157,640
185	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	205,685
2,000	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/50	9/30 at 100.00	N/R	2,291,620
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
1,000	5.000%, 5/01/32	5/26 at 100.00	AA	1,203,220
1,250	5.000%, 5/01/33	5/26 at 100.00	AA	1,503,825
2,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AA	2,502,840
25	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	27,237
2,000	Prince George's County, Maryland, Certificates of Participation, University of Maryland Capital Region Medical Center, Series 2018, 5.000%, 10/01/38	10/28 at 100.00	AA+	2,543,720
3,350	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	6/21 at 100.00	N/R	3,375,829
375	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	6/21 at 100.00	N/R	375,923

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 32	0.000%, 7/01/24	No Opt. Call	N/R	$30,484
55	0.000%, 7/01/27	No Opt. Call	N/R	49,433
54	0.000%, 7/01/29	7/28 at 98.64	N/R	46,014
70	0.000%, 7/01/31	7/28 at 91.88	N/R	55,184
78	0.000%, 7/01/33	7/28 at 86.06	N/R	56,968
57	4.500%, 7/01/34	7/25 at 100.00	N/R	62,744
2,610	0.000%, 7/01/51	7/28 at 30.01	N/R	617,213
3,965	5.000%, 7/01/58	7/28 at 100.00	N/R	4,523,272
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
1,500	4.329%, 7/01/40	7/28 at 100.00	N/R	1,664,280
3	4.536%, 7/01/53	7/28 at 100.00	N/R	3,327
47	4.784%, 7/01/58	7/28 at 100.00	N/R	52,809
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,188,800
1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,146,430
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	6/21 at 100.00	Baa2	1,015,070
3,250	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Green Series 2021A, 4.000%, 7/15/46 (WI/DD, Settling 6/08/21)	7/31 at 100.00	AA	3,915,437
47,046	Total Tax Obligation/Limited			51,414,714
	Transportation – 8.7%
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
120	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	143,161
425	5.000%, 7/01/34 (AMT)	7/28 at 100.00	A	505,839
300	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A, 5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	355,041
1,940	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A, 5.000%, 6/01/35	6/28 at 100.00	Baa3	2,324,469
1,600	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO Airport Real Estate Group, Series 2019, 4.000%, 7/01/39 (AMT)	7/29 at 100.00	BBB	1,854,480
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
500	4.000%, 6/01/38	6/28 at 100.00	BB-	486,155
305	4.000%, 6/01/58	6/28 at 100.00	BB-	272,612
1,275	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58	6/28 at 100.00	BB	1,374,731

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
$ 2,650	5.000%, 3/31/41 (AMT)	9/26 at 100.00	BB-	$3,047,818
500	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BB-	570,120
500	Maryland Economic Development Corporation, Private Activity Revenue Bonds FCP, Purple Line Light Rail Project, Green Bonds, Series 2016B, 5.000%, 9/30/26 (AMT)	11/21 at 100.00	BB-	511,245
1,000	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington Internatonal Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/32 (AMT)	6/29 at 100.00	A	1,265,420
2,500	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2020, 5.000%, 7/01/36	7/30 at 100.00	Aa2	3,298,350
	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2021A:
1,000	5.000%, 7/01/39	7/31 at 100.00	Aa2	1,340,700
2,000	5.000%, 7/01/46	7/31 at 100.00	Aa2	2,638,040
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	85,621
340	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	342,404
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,500	5.000%, 7/01/30	7/27 at 100.00	AA	1,858,545
1,000	5.000%, 7/01/36	7/27 at 100.00	AA	1,223,100
1,390	5.000%, 7/01/37	7/27 at 100.00	AA	1,696,523
1,000	5.000%, 7/01/42	7/27 at 100.00	AA	1,210,150
21,930	Total Transportation			26,404,524
	U.S. Guaranteed – 9.9% (5)
720	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	833,414
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,041,660
475	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	499,914
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	A-	1,736,079
1,310	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	1,508,819
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015:
1,340	5.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	A	1,533,416
1,065	5.000%, 7/01/34 (Pre-refunded 7/01/24)	7/24 at 100.00	A	1,218,722
1,250	5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A	1,430,425

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
$ 2,250	4.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A	$2,344,972
5,700	5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A	6,002,157
295	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	312,193
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/26 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	3,450,990
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
1,000	5.000%, 5/01/35 (Pre-refunded 5/01/26)	5/26 at 100.00	AA	1,217,610
3,250	5.000%, 5/01/41 (Pre-refunded 5/01/26)	5/26 at 100.00	AA	3,957,232
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA-	2,049,100
475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A+	499,914
780	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2015B, 0.000%, 8/15/49 (Pre-refunded 8/15/25)	8/25 at 37.14	Aaa	282,953
27,575	Total U.S. Guaranteed			29,919,570
	Utilities – 5.1%
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,261,070
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,522,140
1,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2020A, 5.000%, 7/01/50	7/30 at 100.00	Aa2	1,291,640
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	Aa3	2,449,120
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	1,028,940
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	482,218
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
500	5.000%, 7/01/27	7/26 at 100.00	A-	590,915
500	5.000%, 1/01/46	7/26 at 100.00	A-	564,905
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
825	5.000%, 10/01/33	10/27 at 100.00	BBB	966,817
200	5.000%, 10/01/38	10/27 at 100.00	BBB	232,204
2,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,113,640
705	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	716,879

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 100	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	$110,184
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	1,058,360
13,245	Total Utilities			15,389,032
$ 269,331	Total Municipal Bonds (cost $277,166,088)			297,239,630

Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Airlines – 0.1%
14,180	American Airlines Group Inc, (6), (7)	$ 343,723
	Total Common Stocks (cost $425,978)	343,723
	Total Long-Term Investments (cost $277,592,066)	297,583,353

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MUNICIPAL BONDS – 0.7%
	Health Care – 0.7%
$ 2,000	Montgomery County, Maryland, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obiligations, Series 2013MD, 0.100%, 12/01/41 (Mandatory Put 9/01/21) (WI/DD, Settling 6/01/21) (8)	No Opt. Call	A-1+	$ 2,000,000
$ 2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $279,592,066) – 98.8%			299,583,353
	Other Assets Less Liabilities – 1.2%			3,773,450
	Net Assets – 100%			$ 303,356,803

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(7)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Pennsylvania Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 97.8%
	Consumer Staples – 0.3%
$ 1,310	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)	No Opt. Call	AA-	$ 1,770,635
	Education and Civic Organizations – 13.9%
2,170	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30	No Opt. Call	AA	2,873,058
1,405	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016, 5.000%, 10/15/34	10/26 at 100.00	Baa3	1,607,756
515	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/37	10/27 at 100.00	Baa3	597,596
295	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/39	10/29 at 100.00	BB+	325,152
2,580	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, George School Project, Series 2019, 3.000%, 9/15/49	9/29 at 100.00	AA-	2,751,002
1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB-	1,374,724
305	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB-	343,945
785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A-	824,941
330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	356,809
920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	6/21 at 100.00	AA	921,040
3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	AA-	4,064,340
1,430	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,528,670
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
290	3.125%, 5/01/34	5/26 at 100.00	BBB	295,632
210	3.250%, 5/01/36	5/26 at 100.00	BBB	214,305
355	3.500%, 5/01/41	5/26 at 100.00	BBB	363,044
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017:
100	3.375%, 11/01/33	11/27 at 100.00	A-	109,881
1,090	4.000%, 11/01/40	11/27 at 100.00	A-	1,230,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Lancaster Higher Education Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2021:
$ 1,000	5.000%, 10/01/27 – BAM Insured	No Opt. Call	AA	$1,253,790
1,000	5.000%, 10/01/28 – BAM Insured	No Opt. Call	AA	1,282,840
1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,894,914
1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48	9/28 at 100.00	A	1,556,042
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
3,700	4.000%, 9/01/44	9/29 at 100.00	A	4,260,920
580	4.000%, 9/01/49	9/29 at 100.00	A	663,862
2,075	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2018, 4.000%, 11/01/38	11/28 at 100.00	Aa3	2,420,488
1,740	Pennsylvania Higher Education Assistance Agency, 2.625%, 6/01/42 (AMT) (WI/DD, Settling 6/10/21)	6/30 at 100.00	N/R	1,744,581
4,610	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2020A, 2.450%, 6/01/41 (AMT)	6/29 at 100.00	A1	4,666,519
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	BBB+	659,780
690	3.000%, 11/01/42	5/26 at 100.00	BBB+	716,544
1,150	5.000%, 11/01/46	5/26 at 100.00	BBB+	1,286,091
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA+	929,442
670	5.000%, 12/01/44	12/24 at 100.00	AA+	762,996
1,015	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Series 2019, 4.000%, 12/01/48	6/29 at 100.00	AA+	1,171,665
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A-	1,675,515
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
300	4.000%, 5/01/32	11/22 at 100.00	BB+	303,573
1,020	5.000%, 5/01/42	11/22 at 100.00	BB+	1,045,153
2,375	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A	2,726,643
220	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A	231,460
1,260	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2018A, 3.375%, 2/15/35	2/28 at 100.00	AA+	1,400,818

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$ 185	4.000%, 11/01/39	11/22 at 100.00	Baa1	$190,339
1,200	5.000%, 11/01/42	11/22 at 100.00	Baa1	1,258,308
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	Baa1	1,498,153
385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A-	410,387
275	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%, 6/15/50, 144A	6/28 at 100.00	BB+	319,905
1,475	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017, 5.000%, 5/01/37	11/27 at 100.00	BB+	1,619,727
2,600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph?s University Project, Refunding Series 2020A, 4.000%, 11/01/45	11/29 at 100.00	A-	2,973,334
2,345	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,697,008
910	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB	978,086
835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A-	977,426
1,895	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	BB+	2,022,477
5,010	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, Pitt Asset Notes, Series 2021, 4.000%, 4/15/26	2/26 at 100.00	AA+	5,808,344
2,090	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	BBB+	2,178,888
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
665	5.000%, 11/01/32	11/25 at 100.00	A-	774,931
260	5.000%, 11/01/33	11/25 at 100.00	A-	302,468
260	4.000%, 11/01/35	11/25 at 100.00	A-	288,233
68,610	Total Education and Civic Organizations			76,733,545
	Health Care – 17.3%
10,715	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	A	12,132,273
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
1,000	4.000%, 7/15/36	7/29 at 100.00	A	1,192,310
1,170	4.000%, 7/15/39	7/29 at 100.00	A	1,384,871

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
$ 1,540	3.750%, 11/01/42	11/27 at 100.00	BB-	$1,462,938
5,000	5.000%, 11/01/47	11/27 at 100.00	BB-	5,162,000
1,700	4.000%, 11/01/47	11/27 at 100.00	BB-	1,671,695
5,295	5.000%, 11/01/50	11/27 at 100.00	BB-	5,447,072
1,000	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2019, 4.000%, 8/15/50	8/28 at 100.00	A-	1,134,470
5,705	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2021, 3.000%, 8/15/53	8/30 at 100.00	A-	5,948,547
2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A	2,399,401
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	AA-	347,135
625	5.000%, 11/15/46	11/25 at 100.00	AA-	732,475
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A:
1,000	4.000%, 10/01/36	10/27 at 100.00	AA	1,161,840
1,365	4.000%, 10/01/37	10/27 at 100.00	AA	1,582,554
6,000	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	AA	7,054,200
2,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2019, 4.000%, 11/01/44	11/29 at 100.00	A+	2,318,020
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
560	3.000%, 6/01/33	6/26 at 100.00	A	596,030
585	5.000%, 6/01/35	6/26 at 100.00	A	687,053
730	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	758,426
500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB-	534,210
1,025	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	BBB-	1,191,071
4,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	A-	4,717,920
1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA-	1,668,798
1,075	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	AA-	1,281,712
255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba3	271,725
2,750	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA	3,281,905

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,945	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA	$2,334,331
3,960	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	4,484,225
3,040	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	A+	3,518,557
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
365	3.000%, 11/01/36	5/26 at 100.00	A	380,268
3,670	4.000%, 11/01/46	5/26 at 100.00	A	3,929,873
1,050	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41	7/26 at 100.00	A+	1,233,677
2,730	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	3,035,296
695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Series 2011C, 5.000%, 7/01/41	7/21 at 100.00	AA	698,454
2,035	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB-	2,132,171
555	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	BBB-	653,857
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	2,375,480
3,065	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	Aa3	3,795,420
700	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/37	1/31 at 100.00	Baa1	833,238
85,310	Total Health Care			95,525,498
	Housing/Multifamily – 0.3%
650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	A1	733,492
485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BB+	512,301
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	112,415
205	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	6/21 at 100.00	Baa3	209,168
1,440	Total Housing/Multifamily			1,567,376

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 11.2%
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
$ 2,560	3.300%, 10/01/32	10/21 at 100.00	AA+	$2,579,558
1,980	3.650%, 10/01/37	10/21 at 100.00	AA+	1,997,681
880	3.700%, 10/01/42	10/21 at 100.00	AA+	886,626
710	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B, 3.900%, 10/01/35	10/24 at 100.00	AA+	743,924
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,314,450
4,420	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	4,588,093
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
1,475	3.100%, 10/01/36	10/25 at 100.00	AA+	1,542,835
6,130	3.200%, 10/01/41	10/25 at 100.00	AA+	6,382,311
1,180	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B, 3.450%, 10/01/32	10/26 at 100.00	AA+	1,272,630
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37	10/26 at 100.00	AA+	2,107,020
1,010	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125B, 3.700%, 10/01/47	4/27 at 100.00	AA+	1,078,599
1,850	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2018-126A, 3.700%, 10/01/33	4/27 at 100.00	AA+	1,988,787
6,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 3.350%, 10/01/45	10/28 at 100.00	AA+	6,341,280
4,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 3.000%, 10/01/46	10/28 at 100.00	AA+	4,180,929
2,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133, 2.500%, 10/01/45	10/29 at 100.00	AA+	2,431,043
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2020-134A:
5,000	1.850%, 4/01/36	10/29 at 100.00	AA+	5,005,150
3,145	2.050%, 4/01/41	10/29 at 100.00	AA+	3,152,139
2,570	2.100%, 10/01/43	10/29 at 100.00	AA+	2,577,993
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A:
3,040	2.250%, 10/01/41 (WI/DD, Settling 6/29/21)	10/30 at 100.00	AA+	3,053,163
3,935	2.375%, 10/01/46 (WI/DD, Settling 6/29/21)	10/30 at 100.00	AA+	3,936,653
4,425	2.500%, 10/01/50 (WI/DD, Settling 6/29/21)	10/30 at 100.00	AA+	4,447,435
59,960	Total Housing/Single Family			61,608,299
	Industrials – 1.0%
250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	269,992

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A	6/30 at 100.00	N/R	$269,993
2,525	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	2,691,094
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
955	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	1,013,494
410	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	432,956
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2011, 2.150%, 7/01/41 (AMT) (Mandatory Put 7/01/24)	No Opt. Call	A-	1,054,470
5,390	Total Industrials			5,731,999
	Long-Term Care – 4.7%
1,510	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	BBB	1,726,549
1,600	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, The Highlands at Wyomissing, Series 2018, 5.000%, 5/15/48	5/25 at 102.00	BBB	1,783,792
90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	92,662
860	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51	12/25 at 103.00	N/R	875,592
3,490	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019, 5.000%, 1/01/45	1/25 at 104.00	N/R	3,836,766
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,600	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,718,048
2,030	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,249,017
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016:
355	5.000%, 1/01/28	1/26 at 100.00	BBB+	414,253
1,000	5.000%, 1/01/29	1/26 at 100.00	BBB+	1,160,130
910	5.000%, 1/01/30	1/26 at 100.00	BBB+	1,050,904
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	140,902
1,430	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,484,926
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
285	4.125%, 1/01/38	1/29 at 100.00	BBB+	328,263
560	5.000%, 1/01/39	1/29 at 100.00	BBB+	672,812
1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,292,300
340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	380,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc, Series 2020:
$ 610	5.000%, 3/01/45	3/27 at 102.00	BB+	$671,256
245	5.000%, 3/01/50	3/27 at 102.00	BB+	267,849
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A-	2,346,840
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Meadowood Senior Living Project, Series 2018A, 5.000%, 12/01/48	12/25 at 102.00	BBB	2,238,080
1,100	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc, Series 2019, 5.000%, 11/01/49	11/26 at 103.00	BB+	1,205,743
23,285	Total Long-Term Care			25,937,056
	Tax Obligation/General – 20.3%
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA-	1,097,811
415	5.000%, 12/01/34	12/24 at 100.00	AA-	478,943
4,950	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77, 5.000%, 11/01/43	11/28 at 100.00	AA-	6,184,282
	Allentown City School District, Lehigh County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019C:
1,000	4.000%, 2/01/35 – BAM Insured	8/29 at 100.00	AA	1,189,030
1,000	4.000%, 2/01/36 – BAM Insured	8/29 at 100.00	AA	1,186,310
1,000	Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 11/15/38	5/29 at 100.00	AA	1,197,530
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,070	5.000%, 8/01/28	8/26 at 100.00	Aa2	1,310,600
1,050	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,218,021
1,070	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,240,087
1,180	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,365,449
705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA-	789,727
1,000	Cambria County, Pennsylvania, General Obligation Bonds, Notes Series 2020B, 4.000%, 8/01/33 – AGM Insured	8/27 at 100.00	AA	1,152,380
1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,907,758
2,645	Chambersburg Area School District, Franklin County, Pennsylvania, General Obligation Bonds, Series 2019, 4.000%, 3/01/29	3/27 at 100.00	Aa3	3,111,366
2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA-	2,279,725
3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA-	2,979,250

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2020A:
$ 4,000	0.000%, 10/01/35 – BAM Insured	10/30 at 81.91	AA	$2,521,320
1,950	0.000%, 10/01/37 – BAM Insured	10/30 at 75.27	AA	1,116,492
4,000	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020, 5.000%, 2/15/44	2/27 at 100.00	Aaa	4,857,440
805	Connellsville Area School District, Fayette County, Pennsylvania, General Obligation Bonds, Series 2019, 3.125%, 8/15/39	8/26 at 100.00	AA	856,383
2,630	Dallas School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 5.000%, 10/15/33 – AGM Insured	10/29 at 100.00	AA	3,448,377
2,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2020B, 5.000%, 11/01/24	No Opt. Call	A+	2,355,450
150	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Note Series 2021, 4.000%, 4/01/32	10/29 at 100.00	Aa2	182,622
170	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series 2020B, 5.000%, 2/01/31	2/28 at 100.00	Aa2	214,090
1,000	Fairview School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2021, 3.000%, 9/15/30 (WI/DD, Settling 6/09/21)	9/29 at 100.00	AA	1,137,180
2,000	Fayette County, Pennsylvania, General Obligation Bonds, Notes Series 2021A, 2.000%, 11/15/43 – AGM Insured	11/30 at 100.00	AA	1,938,880
	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2021:
1,375	3.000%, 10/15/33 – BAM Insured (WI/DD, Settling 6/22/21)	10/31 at 100.00	AA	1,558,975
575	3.000%, 10/15/35 – BAM Insured (WI/DD, Settling 6/22/21)	10/31 at 100.00	AA	644,886
1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	Baa2	1,442,789
2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,466,666
	Lower Moreland Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2021B:
250	5.000%, 11/01/27 (WI/DD, Settling 6/10/21)	No Opt. Call	AA	315,463
25	5.000%, 11/01/28 (WI/DD, Settling 6/10/21)	No Opt. Call	AA	32,293
1,000	Lower Paxton Township, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2020B, 4.000%, 4/01/22	No Opt. Call	Aa2	1,030,720
4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A-	4,676,100
	Mercer County, Pennsylvania, General Obligation Bonds, Series 2021:
200	4.000%, 10/01/26 – BAM Insured (WI/DD, Settling 6/01/21)	No Opt. Call	AA	234,090
375	4.000%, 10/01/27 – BAM Insured (WI/DD, Settling 6/01/21)	No Opt. Call	AA	447,634
415	4.000%, 10/01/28 – BAM Insured (WI/DD, Settling 6/01/21)	No Opt. Call	AA	503,760
455	4.000%, 10/01/29 – BAM Insured (WI/DD, Settling 6/01/21)	No Opt. Call	AA	560,301

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
$ 1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	$1,156,800
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,150,580
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019:
1,000	4.000%, 5/01/34	5/29 at 100.00	AA	1,204,910
1,545	4.000%, 5/01/36	5/29 at 100.00	AA	1,853,938
1,000	4.000%, 5/01/44	5/29 at 100.00	AA	1,189,480
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2019A:
1,500	4.000%, 3/01/33	9/27 at 100.00	AA	1,751,790
1,745	4.000%, 3/01/34	9/27 at 100.00	AA	2,034,391
1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,519,330
1,000	Pennsylvania State, General Obligation Bonds, First Series 2021, 2.000%, 5/15/41	5/31 at 100.00	Aa3	957,750
3,485	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – NPFG Insured	No Opt. Call	A+	4,939,012
1,580	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	1,584,930
1,445	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A	1,603,531
1,065	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	1,068,376
250	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	265,120
370	Pittsburgh, Pennsylvania, General Obligation Bonds, Refunding Series 2020A, 4.000%, 9/01/22	No Opt. Call	AA-	387,294
	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2019B:
1,500	3.000%, 2/15/30	2/27 at 100.00	Aa1	1,642,410
1,160	3.000%, 2/15/32	2/27 at 100.00	Aa1	1,260,792
1,535	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2018, 3.500%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	1,654,346
700	Scott Township, Allegheny County, Pennsylvania, Sewer Revenue Bonds, Series 2021bo, 3.000%, 8/15/46 – AGM Insured	8/30 at 100.00	AA	767,319
1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,370,581
1,375	Seneca Valley School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2021, 4.000%, 7/15/32	1/29 at 100.00	Aa1	1,661,715
2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,301,840

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
$ 40	5.000%, 11/15/21	No Opt. Call	BB+	$40,250
70	5.000%, 11/15/28	5/24 at 100.00	BB+	71,910
	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2021A:
500	4.000%, 9/15/27	No Opt. Call	Aa3	596,690
1,690	4.000%, 9/15/37	3/29 at 100.00	Aa3	2,003,191
200	Upper Merion Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020, 2.000%, 9/01/26	No Opt. Call	Aa1	213,010
1,275	Upper St Clair Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018, 5.000%, 10/01/41	10/24 at 100.00	AA	1,454,048
	Upper St Clair Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2020:
2,095	3.000%, 10/01/28	No Opt. Call	AA	2,354,110
2,725	3.000%, 10/01/29	10/28 at 100.00	AA	3,048,566
1,150	3.000%, 10/01/30	10/28 at 100.00	AA	1,278,535
	West Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2021B:
1,335	2.000%, 9/01/24 (WI/DD, Settling 6/03/21)	No Opt. Call	Aa2	1,401,403
1,715	2.000%, 9/01/25 (WI/DD, Settling 6/03/21)	No Opt. Call	Aa2	1,817,231
1,550	2.000%, 9/01/26 (WI/DD, Settling 6/03/21)	No Opt. Call	Aa2	1,654,904
1,000	West Mifflin Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 3.000%, 4/01/34 – BAM Insured	10/29 at 100.00	AA	1,099,200
101,250	Total Tax Obligation/General			111,589,463
	Tax Obligation/Limited – 6.0%
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa3	517,285
120	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	N/R	151,066
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Baa3	119,922
505	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Baa3	586,340
100	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	119,400
1,000	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2021, 4.500%, 11/30/21, 144A	7/21 at 100.00	N/R	1,000,234
1,025	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Series 2019B, 5.000%, 6/01/30	No Opt. Call	A1	1,333,873
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
840	5.000%, 6/01/33	6/28 at 100.00	A1	1,034,393
8,930	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	10,223,868

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	$962,040
582	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	604,523
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,500	0.000%, 12/01/37 (4)	12/26 at 100.00	AA-	1,693,935
1,000	0.000%, 12/01/44 (4)	12/26 at 100.00	AA-	1,121,380
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B, 5.000%, 12/01/48	12/28 at 100.00	A+	3,078,500
2,045	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A	2,435,390
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGM Insured	8/22 at 100.00	AA	1,611,442
1,225	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,274,539
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,048	4.750%, 7/01/53	7/28 at 100.00	N/R	1,178,120
1,637	5.000%, 7/01/58	7/28 at 100.00	N/R	1,867,490
1,042	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	1,170,791
500	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Revenue Bonds, Transit Administration Section 5307 Urbanized Area Formula Series 2020, 5.000%, 6/01/21	No Opt. Call	AA-	500,000
530	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35	1/28 at 100.00	BB	580,260
29,194	Total Tax Obligation/Limited			33,164,791
	Transportation – 6.8%
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,040	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,163,770
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,740,516
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	1,203,970
2,700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/38	1/29 at 100.00	A+	3,385,422
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,330	5.000%, 1/01/22	No Opt. Call	A	1,365,165
1,000	5.000%, 1/01/25	1/23 at 100.00	A	1,067,350
1,845	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	2,016,198

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,675	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	$3,107,735
4,675	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	6,209,896
825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	979,795
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	1,200,423
4,785	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	5,641,228
2,260	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,850,380
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
575	5.000%, 6/01/31	6/27 at 100.00	A3	705,496
570	5.000%, 6/01/33	6/27 at 100.00	A3	697,070
1,355	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/50	12/30 at 100.00	A	1,590,892
70	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%, 7/01/34 – AGM Insured	7/27 at 100.00	AA	75,424
1,295	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A, 4.000%, 7/01/35	7/30 at 100.00	A2	1,558,066
10	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	11,829
31,515	Total Transportation			37,570,625
	U.S. Guaranteed – 6.6% (5)
3,245	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	3,483,313
1,025	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	A2	1,129,857
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
315	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	354,432
220	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	255,343
625	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016, 3.250%, 1/01/39 (Pre-refunded 1/01/26)	1/26 at 100.00	N/R	698,813
3,315	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,408,052
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
280	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	307,891
430	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	475,911

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,480	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R	$2,780,774
2,090	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)	11/22 at 100.00	A	2,203,905
2,020	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32 (Pre-refunded 5/01/22)	5/22 at 100.00	A	2,109,991
1,010	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,037,745
1,310	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,372,880
3,085	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	3,211,238
850	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A-	889,899
1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R	1,216,849
180	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)	10/22 at 100.00	N/R	191,624
2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A+	3,204,891
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,940	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	AA-	3,119,869
1,220	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	AA-	1,294,640
280	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA	287,571
2,095	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44 (Pre-refunded 6/01/24)	6/24 at 100.00	Aa3	2,393,307
240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A-	242,676
530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	A1	547,342
33,885	Total U.S. Guaranteed			36,218,813
	Utilities – 9.4%
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,790	5.000%, 12/01/40	12/25 at 100.00	Aa3	2,107,349
1,365	5.000%, 12/01/45	12/25 at 100.00	Aa3	1,595,835

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B:
$ 330	4.000%, 6/01/45	12/30 at 100.00	Aa3	$395,637
285	4.000%, 6/01/50	12/30 at 100.00	Aa3	339,121
25	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	25,724
3,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (6)	No Opt. Call	N/R	4,344
2,270	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	2,838
	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series 2020:
275	2.000%, 12/01/40	12/28 at 100.00	AA	268,092
935	2.125%, 12/01/45	12/28 at 100.00	AA	916,880
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
400	5.000%, 5/01/40	5/25 at 100.00	Aa3	462,268
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	846,622
1,930	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	2,131,492
1,325	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT) (Mandatory Put 12/03/29)	12/29 at 100.00	A+	1,438,420
4,305	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	5,381
2,265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)	10/29 at 100.00	A-	2,447,740
4,060	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)	11/29 at 100.00	A-	4,398,157
7,450	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39	10/29 at 100.00	A+	8,095,021
3,165	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth Series 2020A, 5.000%, 8/01/50 – AGM Insured	8/30 at 100.00	AA	3,990,717
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A	2,392,300
2,060	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	2,419,388
5,005	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	7/24 at 100.00	A+	5,616,911
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B, 5.000%, 11/01/54	11/29 at 100.00	A+	2,527,860
310	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured	9/30 at 100.00	AA	366,851

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding First Lien Series 2017C, 0.700%, 9/01/40 – AGM Insured (Mandatory Put 7/01/21) (SIFMA Reference Rate + 0.650% Spread) (7)	6/23 at 100.00	AA	$1,514,580
915	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured	9/29 at 100.00	AA	1,106,894
	University Area Joint Authority, Centre County, Pennsylvania, Sewer Revenue Bonds, Series 2021:
865	3.000%, 11/01/34 – BAM Insured	11/26 at 100.00	AA	943,871
525	3.000%, 11/01/35 – BAM Insured	11/26 at 100.00	AA	571,767
1,000	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured	9/29 at 100.00	AA	1,080,660
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds, Series 2021:
1,000	5.000%, 1/01/23 – BAM Insured	No Opt. Call	AA	1,076,240
1,615	5.000%, 1/01/24 – BAM Insured	No Opt. Call	AA	1,811,868
575	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	729,905
55,805	Total Utilities			51,630,733
$ 496,954	Total Municipal Bonds (cost $504,369,651)			539,048,833

Shares	Description (1)	Value
	COMMON STOCKS – 1.9%
	Electric Utilities – 1.9%
324,114	Energy Harbor Corp, (8), (9), (10)	$ 10,317,521
	Total Common Stocks (cost $9,068,453)	10,317,521
	Total Long-Term Investments (cost $513,438,104)	549,366,354

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.5%
	MUNICIPAL BONDS – 2.5%
	Education and Civic Organizations – 0.6%
$ 3,000	Northampton County General Purpose Authority, Pennsylvania, Higher Education Revenue Bonds, Lehigh University, Variable Rate Demand Obligations, Series 2000B, 0.030%, 12/01/30 (Mandatory Put 7/01/21) (11)	7/21 at 100.00	A-1+	$ 3,000,000
	Tax Obligation/General – 0.7%
4,000	Pennsylvania State, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds 2018-XF2604, 0.070%, 3/01/26 (Mandatory Put 7/01/21),144A (11)	No Opt. Call	F1	4,000,000
	Tax Obligation/Limited – 0.5%
2,925	Commonwealth Financing Authority, Pennsylvania, Tobacco Master Settlement Payment Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XX1080, 0.090%, 6/01/35 (Mandatory Put 7/01/21),144A (11)	6/28 at 100.00	A-1	2,925,000
	Transportation – 0.4%
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Variable Rate Demand Obligations, Second Series 2019, 0.050%, 12/01/38 (Mandatory Put 7/01/21) (11)	7/21 at 100.00	VMIG1	2,000,000
	Utilities – 0.3%
1,780	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighth Series, Variable Rate Demand Obligations, Series 2009D, 0.050%, 8/01/31 (Mandatory Put 7/01/21) (11)	7/21 at 100.00	A-1+	1,780,000
$ 13,705	Total Short-Term Investments (cost $13,705,000)			13,705,000
	Total Investments (cost $527,143,104) – 102.2%			563,071,354
	Other Assets Less Liabilities – (2.2)% (12)			(11,961,427)
	Net Assets – 100%			$ 551,109,927
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(38)	09/21	$(5,005,985)	$(5,013,625)	$ (7,640)	$(5,938)
U.S. Treasury Long Bond	(28)	09/21	(4,377,640)	(4,382,875)	(5,235)	(9,625)
Total			$(9,383,625)	$(9,396,500)	$(12,875)	$(15,563)

Swaps - MMD Rate Locks
Counterparty	Notional Amount	Fund Buys/Sells Rate Lock	Reference Index	Reference Rate	Effective Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Citibank, National Association	$5,000,000	Sells	10 Year MMD Index	1.735%	4/26/21	7/28/21	$(292,882)	$(292,882)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(8)	Common Stock received as part of the bankruptcy settlement during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shipping port Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Virginia Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2%
	MUNICIPAL BONDS – 99.1%
	Consumer Staples – 1.8%
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$ 260	5.250%, 6/01/32	6/21 at 100.00	N/R	$260,109
600	5.625%, 6/01/47	6/21 at 100.00	N/R	600,216
6,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/21 at 100.00	B-	6,186,637
4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B-	4,912,750
11,925	Total Consumer Staples			11,959,712
	Education and Civic Organizations – 9.3%
1,685	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017, 4.000%, 1/01/40	1/27 at 100.00	A1	1,904,724
	College of William and Mary, Virginia, General Pledge Revenue Bonds, Series 2020A:
750	5.000%, 2/15/30	No Opt. Call	AA	992,205
260	5.000%, 2/15/31	2/30 at 100.00	AA	342,066
375	5.000%, 2/15/32	2/30 at 100.00	AA	491,741
370	5.000%, 2/15/33	2/30 at 100.00	AA	483,686
375	4.000%, 2/15/34	2/30 at 100.00	AA	451,151
1,455	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/48	1/28 at 100.00	AA	1,772,379
2,000	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Series 2021, 3.000%, 10/01/50	10/30 at 100.00	Aa1	2,176,860
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/37	6/27 at 100.00	Aa2	580,380
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2019A:
3,250	4.000%, 6/01/34	6/29 at 100.00	Aa2	3,897,173
1,200	4.000%, 6/01/36	6/29 at 100.00	Aa2	1,433,004
985	4.000%, 6/01/39	6/29 at 100.00	Aa2	1,167,649
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	BBB+	887,378
1,000	Salem Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Roanoke College, Series 2020, 4.000%, 4/01/45	4/30 at 100.00	BBB+	1,124,430
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,880,375

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 8,855	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AAA	$10,847,109
585	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2015B, 5.000%, 8/01/21	No Opt. Call	AAA	589,750
7,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2019B, 5.000%, 9/01/49	9/29 at 100.00	AAA	9,004,940
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,055,380
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
3,000	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	3,202,560
3,065	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	3,234,740
1,625	Virginia College Building Authority, Educational Facilities Revenue Bonds, Regent University Project, Series 2021, 4.000%, 6/01/36	6/31 at 100.00	BBB-	1,930,695
1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	2,039,672
2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	2,500,520
525	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2018A, 5.000%, 11/01/38	11/28 at 100.00	AA-	655,200
4,975	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/33	11/30 at 100.00	AA-	6,488,196
51,850	Total Education and Civic Organizations			62,133,963
	Health Care – 12.9%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
1,550	5.000%, 7/01/29	No Opt. Call	AA-	2,023,292
1,200	5.000%, 7/01/31	7/30 at 100.00	AA-	1,588,212
1,165	5.000%, 7/01/33	7/30 at 100.00	AA-	1,532,290
325	5.000%, 7/01/37	7/30 at 100.00	AA-	422,978
1,195	4.000%, 7/01/38	7/30 at 100.00	AA-	1,433,438
1,075	4.000%, 7/01/45	7/30 at 100.00	AA-	1,268,135
	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake Regional Medical Center, Series 2019:
1,375	5.000%, 7/01/28	No Opt. Call	A	1,734,989
725	5.000%, 7/01/29	No Opt. Call	A	932,771
4,030	5.000%, 7/01/30	7/29 at 100.00	A	5,164,727
1,470	5.000%, 7/01/34	7/29 at 100.00	A	1,860,770
560	4.000%, 7/01/35	7/29 at 100.00	A	659,691
1,205	4.000%, 7/01/37	7/29 at 100.00	A	1,411,899
1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	2,183,962

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,500	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2014A, 4.000%, 5/15/44	5/24 at 100.00	AA+	$1,638,525
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48	5/28 at 100.00	AA+	2,286,320
310	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	328,132
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,504,475
2,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50	1/25 at 103.00	A+	2,220,220
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,968,825
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
180	5.000%, 1/01/32	1/27 at 100.00	A-	213,667
2,000	5.000%, 1/01/47	1/27 at 100.00	A-	2,333,340
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48	11/28 at 100.00	AA	1,137,300
1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA-	1,063,740
	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A:
875	4.000%, 7/01/36	7/30 at 100.00	AA-	1,057,901
6,000	4.000%, 7/01/51	7/30 at 100.00	AA-	7,031,580
4,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30)	1/30 at 100.00	AA-	5,884,110
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,181,840
1,800	5.000%, 6/15/35	6/26 at 100.00	A3	2,117,178
1,600	5.000%, 6/15/36	6/26 at 100.00	A3	1,878,768
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,517,733
3,300	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2017B, 5.000%, 7/01/46	7/27 at 100.00	AA-	3,961,056
6,660	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/49	6/30 at 100.00	AA-	7,759,899
	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2020:
4,000	4.000%, 11/01/37	11/29 at 100.00	AA	4,712,920
2,150	4.000%, 11/01/38	11/29 at 100.00	AA	2,527,196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
$ 1,250	5.000%, 1/01/32	1/26 at 100.00	A+	$1,455,375
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,432,519
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,204,080
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,411,538
72,725	Total Health Care			86,045,391
	Housing/Multifamily – 3.3%
785	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	6/21 at 100.00	AA	787,881
695	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	733,086
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,582,616
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,875,186
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	1,056,790
2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,739,893
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,587,495
1,710	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,829,991
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A, 3.600%, 9/01/39	3/28 at 100.00	AA+	3,290,820
1,250	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020E, 2.300%, 7/01/40	7/29 at 100.00	AA+	1,291,625
1,745	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020G, 2.200%, 9/01/40	9/29 at 100.00	AA+	1,763,427
2,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2021B, 2.400%, 3/01/46	3/30 at 100.00	AA+	2,012,300
1,290	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	6/21 at 100.00	AA+	1,293,973
20,860	Total Housing/Multifamily			21,845,083
	Long-Term Care – 3.0%
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc, Series 2016A:
4,725	5.000%, 10/01/42	10/24 at 102.00	BBB+	5,307,120
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	758,926

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
$ 1,000	5.000%, 12/01/42	12/23 at 100.00	BBB+	$1,073,480
1,000	5.000%, 12/01/47	12/23 at 100.00	BBB+	1,070,690
700	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2020, 4.000%, 10/01/45	10/26 at 103.00	A-	782,635
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2016, 4.000%, 1/01/37	1/25 at 102.00	BBB-	1,048,390
845	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2017A, 5.000%, 1/01/48	1/23 at 103.00	BBB-	901,750
3,300	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A, 5.250%, 1/01/54	1/24 at 104.00	N/R	3,520,935
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	BB	1,556,070
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc/United Church Homes and Services Obligated Group, Refunding Series 2016:
1,110	5.000%, 9/01/26	9/24 at 102.00	N/R	1,228,637
1,500	5.000%, 9/01/31	9/24 at 102.00	N/R	1,635,480
1,025	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses Inc Obligated Group, Series 2020A, 4.000%, 1/01/45	7/27 at 103.00	A	1,139,031
18,405	Total Long-Term Care			20,023,144
	Tax Obligation/General – 6.0%
1,000	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	1,008,080
2,000	Arlington County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2020A, 5.000%, 8/01/30	No Opt. Call	AAA	2,711,220
4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	3,583,032
3,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2020A, 5.000%, 10/01/39	4/30 at 100.00	AAA	3,939,030
3,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2021A, 4.000%, 10/01/32	4/31 at 100.00	AAA	3,819,900
500	Hampton, Virginia, General Obligation Bonds, Public Improvement Environmental Impact Green Series 2020A, 4.000%, 9/01/32	9/30 at 100.00	AA+	628,110
3,465	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2017A, 5.000%, 12/01/25	No Opt. Call	AAA	4,169,123
2,000	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2019A, 4.000%, 12/01/30	12/28 at 100.00	AAA	2,428,960
3,100	Newport News, Virginia, General Obligation Bonds, General improvement Series 2019A, 5.000%, 2/01/22	No Opt. Call	AA+	3,201,742

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,250	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AAA	$1,540,063
1,000	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2019, 5.000%, 8/01/31	8/28 at 100.00	AAA	1,278,410
400	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2020A, 4.000%, 9/01/40	3/30 at 100.00	AAA	478,428
6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	3,577,148
370	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D, 5.000%, 3/01/32	No Opt. Call	AA+	516,324
805	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2019A, 4.000%, 7/15/32	7/29 at 100.00	AA+	987,574
2,710	Virginia State, General Obligation Bonds, Series 2020A, 4.000%, 6/01/30	No Opt. Call	AAA	3,413,082
7,110	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2015B, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,583,418
43,025	Total Tax Obligation/General			39,863,644
	Tax Obligation/Limited – 27.1%
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,485	5.000%, 2/15/34	8/27 at 100.00	Aa1	1,844,207
1,000	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,238,680
925	5.000%, 2/15/36	8/27 at 100.00	Aa1	1,143,725
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
310	5.250%, 7/15/25 – ACA Insured	6/21 at 100.00	N/R	310,437
520	5.500%, 7/15/35 – ACA Insured	6/21 at 100.00	N/R	520,541
1,000	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	1,009,940
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	106,549
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/34	10/27 at 100.00	AA+	1,246,800
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/37	4/27 at 100.00	AA+	1,220,530
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
1,540	5.000%, 8/01/30	No Opt. Call	AA+	2,054,160
1,570	5.000%, 8/01/31	8/30 at 100.00	AA+	2,109,169
1,500	5.000%, 8/01/34	8/30 at 100.00	AA+	1,989,090
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/33	11/25 at 100.00	BB	3,422,550
1,000	5.000%, 11/15/35	11/25 at 100.00	BB	1,138,050

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 620	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2021F Forward Delivery, 4.000%, 1/01/42 (WI/DD, Settling 10/07/21)	1/31 at 100.00	Ba1	$706,831
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,048,019
500	5.250%, 1/01/36	1/22 at 100.00	BB	514,460
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,174,730
1,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,167,150
	Hampton Roads Transportation Accountability Commision, Virginia, Revenue Bonds, Senior Lien Series 2020A:
3,000	5.000%, 7/01/45	7/30 at 100.00	AA	3,872,880
2,000	5.250%, 7/01/60	7/30 at 100.00	AA	2,595,840
2,965	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	3,120,603
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
1,000	5.000%, 7/01/36	1/28 at 100.00	AA+	1,241,460
2,365	5.000%, 7/01/38	1/28 at 100.00	AA+	2,924,015
6,000	5.000%, 7/01/48	1/28 at 100.00	AA+	7,310,280
1,000	5.000%, 7/01/52	1/28 at 100.00	AA+	1,216,640
9,760	5.500%, 7/01/57	1/28 at 100.00	AA+	12,151,786
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	791,310
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	1,004,602
1,000	Mosaic District Community Development Authority, Fairfax County, Virginia, Revenue Bonds, Refunding Series 2020A, 4.000%, 3/01/35	3/30 at 100.00	A2	1,172,880
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
365	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	393,623
800	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	879,056
2,185	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	2,394,279
4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	4,665,759

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 48	0.000%, 7/01/24	No Opt. Call	N/R	$45,725
81	0.000%, 7/01/27	No Opt. Call	N/R	72,801
79	0.000%, 7/01/29	7/28 at 98.64	N/R	67,317
102	0.000%, 7/01/31	7/28 at 91.88	N/R	80,411
115	0.000%, 7/01/33	7/28 at 86.06	N/R	83,991
84	4.500%, 7/01/34	7/25 at 100.00	N/R	92,466
3,247	0.000%, 7/01/51	7/28 at 30.01	N/R	767,851
10,115	5.000%, 7/01/58	7/28 at 100.00	N/R	11,539,192
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
2,180	4.329%, 7/01/40	7/28 at 100.00	N/R	2,418,754
61	4.536%, 7/01/53	7/28 at 100.00	N/R	67,658
31	4.784%, 7/01/58	7/28 at 100.00	N/R	34,832
	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015:
500	5.000%, 9/01/23, 144A	No Opt. Call	A	544,885
1,000	5.000%, 9/01/30, 144A	9/25 at 100.00	A	1,148,560
1,000	5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,146,430
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	6/21 at 100.00	Baa2	1,015,070
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	2,475,200
1,070	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,139,678
670	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	713,697
515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	539,941
4,000	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2020A, 4.000%, 4/15/33	4/30 at 100.00	AA+	4,936,640
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Refunding Series 2017E:
1,000	5.000%, 2/01/30	2/28 at 100.00	AA+	1,265,060
2,000	5.000%, 2/01/32	2/28 at 100.00	AA+	2,511,960
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2019A:
2,835	5.000%, 2/01/29	No Opt. Call	AA+	3,706,139
3,000	5.000%, 2/01/30	2/29 at 100.00	AA+	3,897,600
2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2019B, 5.000%, 2/01/31	2/29 at 100.00	AA+	2,585,140

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2020A:
$ 1,500	4.000%, 2/01/36	2/30 at 100.00	AA+	$1,828,035
2,000	4.000%, 2/01/37	2/30 at 100.00	AA+	2,430,240
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,281,935
4,370	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2020, 5.000%, 3/15/34	9/30 at 100.00	AA+	5,813,717
1,210	Virginia Port Authority, General Fund Revenue Bonds, Refunding Taxable Series 2020B, 5.000%, 7/01/29 (AMT)	No Opt. Call	AA+	1,557,839
1,430	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2016C, 5.000%, 8/01/36 (AMT)	8/26 at 100.00	AA+	1,716,815
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B, 4.000%, 8/01/38 (AMT)	8/29 at 100.00	AA+	2,413,500
	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2020A:
1,000	5.000%, 8/01/31	8/30 at 100.00	AA+	1,347,570
1,000	5.000%, 8/01/34	8/30 at 100.00	AA+	1,333,210
2,500	5.000%, 8/01/36	8/30 at 100.00	AA+	3,317,125
6,000	5.000%, 8/01/37	8/30 at 100.00	AA+	7,937,520
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2021A-2, 4.000%, 8/01/37	8/31 at 100.00	AA+	2,495,740
1,765	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2020B, 4.000%, 8/01/32	8/30 at 100.00	AA+	2,207,009
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,381,580
3,030	Virginia Resources Authority, Infrastructure and State Moral Obligation Revenue Bonds, Pooled Loan Bond Program, Infrastructure Series 2020C, 5.000%, 11/01/29	No Opt. Call	AAA	4,044,353
2,270	Virginia Resources Authority, Infrastructure and State Moral Obligation Revenue Bonds, Pooled Loan Bond Program, Infrastructure Series 2021A, 4.000%, 11/01/39	11/31 at 100.00	AAA	2,825,719
	Virginia Resources Authority, Infrastructure and State Moral Obligation Revenue Bonds, Pooled Loan Bond Program, Series 2019B:
500	4.000%, 11/01/37	11/29 at 100.00	AAA	608,330
500	4.000%, 11/01/38	11/29 at 100.00	AAA	606,885
25	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	26,619
275	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2015D, 5.000%, 11/01/40	11/25 at 100.00	AAA	325,468
345	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1, 8.000%, 10/01/43, 144A	10/30 at 120.40	N/R	446,575
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,035,550
5,640	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2017, 4.000%, 5/15/42	5/27 at 100.00	AA+	6,495,419

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2019, 5.000%, 5/15/32	5/29 at 100.00	AA+	$3,907,620
4,000	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series 2021A, 4.000%, 7/15/43 (WI/DD, Settling 6/08/21)	7/31 at 100.00	AA	4,857,760
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Series 2020A, 5.000%, 7/15/45	7/30 at 100.00	AA	1,291,070
1,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	1,216,860
154,628	Total Tax Obligation/Limited			181,347,692
	Transportation – 22.6%
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
735	5.000%, 7/01/33	7/26 at 100.00	A2	882,029
350	4.000%, 7/01/36	7/26 at 100.00	A2	394,912
770	4.000%, 7/01/38	7/26 at 100.00	A2	868,753
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,946,944
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
2,875	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	3,418,979
6,535	5.000%, 7/01/46	7/26 at 100.00	BBB	7,700,125
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
3,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB+	3,284,010
1,755	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	1,949,068
1,620	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	1,697,711
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
305	4.000%, 10/01/38	10/29 at 100.00	A-	356,542
2,180	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	AA	2,507,676
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A, 5.000%, 10/01/36	10/28 at 100.00	A	2,470,720
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	3,103,290
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,996,594
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	4,552,060
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	9,558,510

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	$6,753,495
3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	A-	4,433,253
5,200	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	6,292,676
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
625	5.000%, 10/01/34 (AMT)	10/27 at 100.00	Aa3	774,919
3,000	5.000%, 10/01/42 (AMT)	10/27 at 100.00	Aa3	3,670,140
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
3,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	Aa3	3,847,500
3,345	5.000%, 10/01/37 (AMT)	10/28 at 100.00	Aa3	4,246,912
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A:
1,000	5.000%, 10/01/30 (AMT)	10/29 at 100.00	Aa3	1,289,320
1,000	5.000%, 10/01/38 (AMT)	10/29 at 100.00	Aa3	1,259,220
4,000	5.000%, 10/01/40 (AMT)	10/29 at 100.00	Aa3	5,016,680
1,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery, 5.000%, 10/01/32 (AMT)	10/30 at 100.00	Aa3	1,309,310
1,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020B Forward Delivery, 4.000%, 10/01/39	10/30 at 100.00	Aa3	1,208,610
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	151,097
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	599,207
	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019:
1,585	5.000%, 7/01/38	7/29 at 100.00	A-	2,004,660
875	5.000%, 7/01/39	7/29 at 100.00	A-	1,104,198
1,185	5.000%, 7/01/43	7/29 at 100.00	A-	1,482,956
490	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	503,617
645	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	662,802
3,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	3,528,690
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
7,725	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	9,309,784
2,825	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	3,399,096

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
$ 3,575	5.000%, 7/01/34 (AMT)	1/22 at 100.00	BBB	$3,669,845
1,500	5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,539,510
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
1,000	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	1,026,100
4,015	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	4,119,109
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,574,490
2,665	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	2,820,343
11,590	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	12,183,756
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
2,000	5.000%, 7/01/30	7/27 at 100.00	AA	2,478,060
1,000	5.000%, 7/01/33	7/27 at 100.00	AA	1,229,650
2,000	5.000%, 7/01/36	7/27 at 100.00	AA	2,446,200
1,400	5.000%, 7/01/37	7/27 at 100.00	AA	1,708,728
3,250	5.000%, 7/01/42	7/27 at 100.00	AA	3,932,987
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AA-	1,220,520
137,220	Total Transportation			151,485,363
	U.S. Guaranteed – 6.1% (5)
525	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA	570,019
2,000	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 5.000%, 10/01/33 (Pre-refunded 4/01/26)	4/26 at 100.00	AAA	2,428,980
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A-	1,350,662
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A:
1,400	5.000%, 10/01/40 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,771,126
2,100	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	2,656,689
1,770	5.000%, 10/01/43 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	2,239,209
3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	3,085,980
3,755	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2019, 5.000%, 8/01/46 (Pre-refunded 8/01/28)	8/28 at 100.00	AAA	4,856,905
1,870	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/31 (Pre-refunded 3/01/27)	3/27 at 100.00	AAA	2,324,541

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	$1,589,641
235	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	242,017
1,415	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2015B, 5.000%, 8/01/21 (ETM)	No Opt. Call	N/R	1,426,320
4,500	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/38 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	AA+	5,318,910
2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24 (Pre-refunded 8/01/22)	8/22 at 100.00	AA+	2,304,478
3,975	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	4,250,706
725	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2015D, 5.000%, 11/01/40 (Pre-refunded 11/01/25)	11/25 at 100.00	N/R	868,999
1,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37 (Pre-refunded 12/01/26)	12/26 at 100.00	N/R	1,235,750
1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44 (Pre-refunded 1/01/24)	1/24 at 100.00	A+	1,865,999
890	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2015B, 0.000%, 8/15/48 (Pre-refunded 8/15/25)	8/25 at 38.79	Aaa	337,212
35,795	Total U.S. Guaranteed			40,724,143
	Utilities – 7.0%
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	2,057,880
3,660	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	3,752,232
4,000	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2021A, 5.000%, 7/15/46 (WI/DD, Settling 6/09/21)	7/31 at 100.00	AAA	5,304,480
2,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	2,739,525
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A-	1,176,160
1,735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	2,118,834
825	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/33	10/27 at 100.00	BBB	966,818
	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	412,916
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,585,230
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,423,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,085	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	$3,178,260
2,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008B, 0.750%, 11/01/35 (Mandatory Put 9/02/25)	No Opt. Call	A2	2,006,600
4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,628,280
1,715	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	2,106,243
1,355	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	CCC	1,432,059
5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32	1/26 at 100.00	Aa1	6,001,950
2,955	Richmond, Virginia, Public Utility Revenue Bonds, Series 2020A, 5.000%, 1/15/34	1/30 at 100.00	Aa1	3,903,525
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38), 144A	7/23 at 100.00	B	1,045,170
1,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	1,023,030
41,070	Total Utilities			46,862,564
$ 587,503	Total Municipal Bonds (cost $608,151,255)			662,290,699

Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Airlines – 0.1%
32,138	American Airlines Group Inc, (6), (7)	$ 779,025
	Total Common Stocks (cost $905,444)	779,025
	Total Long-Term Investments (cost $609,056,699)	663,069,724

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 0.8%
MUNICIPAL BONDS – 0.8%
Education and Civic Organizations – 0.5%
$ 1,700	Loudoun County Industrial Development Authority, Virginia, Multi-Modal Revenue Bonds, Howard Hughes Medical Institute, Variable Rate Demand Obligations, Series 2013A, 0.040%, 6/01/43 (Mandatory Put 6/30/21) (8)	6/21 at 100.00	A-1+	$ 1,700,000

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,930	Loudoun County Industrial Development Authority, Virginia, Revenue Bonds, Howard Hughes Medical Institute, Variable Rate Demand Obligations, Series 2003E, 0.050%, 2/15/38 (Mandatory Put 6/30/21) (8)	7/21 at 100.00	A-1+	$ 1,930,000
3,630	Total Education and Civic Organizations			3,630,000
	Health Care – 0.2%
965	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Variable Rate Demand Obligations, Series 2016C, 0.060%, 5/15/42 (Mandatory Put 7/01/21) (8)	6/21 at 100.00	A-1+	965,000
	Utilities – 0.1%
800	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Series 2005, 0.040%, 1/01/30 (Mandatory Put 7/01/21) (8)	6/21 at 100.00	A-1	800,000
$ 5,395	Total Short-Term Investments (cost $5,395,000)			5,395,000
	Total Investments (cost $614,451,699) – 100.0%			668,464,724
	Other Assets Less Liabilities – 0.0%			56,570
	Net Assets – 100%			$ 668,521,294
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(7)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2021
	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $277,592,066, $513,438,104 and $609,056,699, respectively)	$297,583,353	$549,366,354	$663,069,724
Short-term investments, at value (cost approximates value)	2,000,000	13,705,000	5,395,000
Cash	7,845,407	2,611,447	3,740,847
Cash collateral at brokers for investments in futures contracts(1)	—	170,008	—
Receivable for:
Interest	4,066,157	5,587,917	7,993,633
Investments sold	160,000	4,260,000	5,000
Shares sold	376,637	997,170	455,883
Other assets	4,802	34,008	71,355
Total assets	312,036,356	576,731,904	680,731,442
Liabilities
Unrealized depreciation on swaps	—	292,882	—
Payable for:
Dividends	153,459	267,116	289,210
Investments purchased - regular settlement	—	11,270	—
Investments purchased - when-issued/delayed-delivery settlement	7,873,716	23,408,806	10,752,505
Shares redeemed	325,805	1,058,250	471,440
Variation margin on futures contracts	—	15,563	—
Accrued expenses:
Management fees	126,359	225,957	273,096
Trustees fees	4,163	36,474	75,023
12b-1 distribution and service fees	29,022	51,695	64,233
Other	167,029	253,964	284,641
Total liabilities	8,679,553	25,621,977	12,210,148
Net assets	$303,356,803	$551,109,927	$668,521,294

Class A Shares
Net assets	$116,908,798	$199,228,197	$266,279,772
Shares outstanding	10,505,332	17,415,542	22,860,185
Net asset value ("NAV") per share	$ 11.13	$ 11.44	$ 11.65
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.62	$ 11.94	$ 12.16
Class C Shares
Net assets	$ 10,445,257	$ 20,857,656	$ 21,904,418
Shares outstanding	942,529	1,830,639	1,882,113
NAV and offering price per share	$ 11.08	$ 11.39	$ 11.64
Class C2 Shares
Net assets	$ 508,191	$ 1,088,010	$ 1,165,167
Shares outstanding	45,802	95,422	100,181
NAV and offering price per share	$ 11.10	$ 11.40	$ 11.63
Class I Shares
Net assets	$175,494,557	$329,936,064	$379,171,937
Shares outstanding	15,772,080	28,891,413	32,620,180
NAV and offering price per share	$ 11.13	$ 11.42	$ 11.62
Fund level net assets consist of:
Capital paid-in	$291,878,881	$516,183,204	$633,264,204
Total distributable earnings	11,477,922	34,926,723	35,257,090
Fund level net assets	$303,356,803	$551,109,927	$668,521,294
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2021
	Maryland	Pennsylvania	Virginia
Investment Income	$ 8,754,438	$15,551,140	$18,291,714
Expenses
Management fees	1,364,186	2,537,016	3,020,121
12b-1 service fees - Class A Shares	212,155	376,577	500,443
12b-1 distribution and service fees - Class C Shares	116,659	197,811	217,979
12b-1 distribution and service fees - Class C2 Shares	30,457	43,733	47,004
Shareholder servicing agent fees	99,952	204,666	257,804
Interest expense	9,368	12,096	13,689
Custodian fees	54,876	76,037	79,446
Professional fees	48,947	65,582	71,882
Trustees fees	7,017	13,351	15,998
Shareholder reporting expenses	29,020	43,184	47,269
Federal and state registration fees	16,595	13,510	17,097
Other	10,722	13,658	13,464
Total expenses	1,999,954	3,597,221	4,302,196
Net investment income (loss)	6,754,484	11,953,919	13,989,518
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(34,710)	(264,892)	(121,913)
Futures contracts	—	195,283	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,939,971	14,530,816	19,963,328
Futures contracts	—	5,248	—
Swaps	—	(292,882)	—
Net realized and unrealized gain (loss)	10,905,261	14,173,573	19,841,415
Net increase (decrease) in net assets from operations	$17,659,745	$26,127,492	$33,830,933
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Maryland		Pennsylvania		Virginia
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 6,754,484	$ 6,631,635	$ 11,953,919	$ 12,385,659	$ 13,989,518	$ 13,269,470
Net realized gain (loss) from:
Investments	(34,710)	(1,892,267)	(264,892)	2,673,136	(121,913)	(2,115,964)
Futures contracts	—	—	195,283	(402,701)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,939,971	(1,510,132)	14,530,816	(1,336,266)	19,963,328	3,348,805
Futures contracts	—	—	5,248	(18,123)	—	—
Swaps	—	—	(292,882)	—	—	—
Net increase (decrease) in net assets from operations	17,659,745	3,229,236	26,127,492	13,301,705	33,830,933	14,502,311
Distributions to Shareholders
Dividends:
Class A Shares	(2,522,783)	(2,607,054)	(5,146,418)	(4,321,464)	(5,625,092)	(5,805,404)
Class C Shares	(183,146)	(232,817)	(385,058)	(359,724)	(321,104)	(371,869)
Class C2 Shares	(75,406)	(200,002)	(132,223)	(265,460)	(110,294)	(294,673)
Class I Shares	(3,912,940)	(3,904,925)	(8,976,426)	(7,580,486)	(8,405,140)	(7,585,079)
Decrease in net assets from distributions to shareholders	(6,694,275)	(6,944,798)	(14,640,125)	(12,527,134)	(14,461,630)	(14,057,025)
Fund Share Transactions
Proceeds from sale of shares	88,834,775	75,661,510	120,490,945	125,109,665	166,565,079	174,074,261
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,840,827	4,748,632	10,391,609	8,814,664	10,692,771	10,806,964
	93,675,602	80,410,142	130,882,554	133,924,329	177,257,850	184,881,225
Cost of shares redeemed	(49,316,316)	(58,051,906)	(76,867,114)	(78,989,079)	(95,574,354)	(82,328,813)
Net increase (decrease) in net assets from Fund share transactions	44,359,286	22,358,236	54,015,440	54,935,250	81,683,496	102,552,412
Net increase (decrease) in net assets	55,324,756	18,642,674	65,502,807	55,709,821	101,052,799	102,997,698
Net assets at the beginning of period	248,032,047	229,389,373	485,607,120	429,897,299	567,468,495	464,470,797
Net assets at the end of period	$303,356,803	$248,032,047	$551,109,927	$485,607,120	$668,521,294	$567,468,495
See accompanying notes to financial statements.

Financial Highlights
Maryland
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2021	$10.68	$0.26	$ 0.45	$0.71	$(0.26)	$ —	$(0.26)	$11.13
2020	10.78	0.28	(0.09)	0.19	(0.29)	—	(0.29)	10.68
2019	10.59	0.32	0.19	0.51	(0.32)	—	(0.32)	10.78
2018	10.75	0.33	(0.17)	0.16	(0.32)	—	(0.32)	10.59
2017	10.92	0.33	(0.16)	0.17	(0.34)	—	(0.34)	10.75
Class C (02/14)
2021	10.63	0.18	0.44	0.62	(0.17)	—	(0.17)	11.08
2020	10.74	0.19	(0.09)	0.10	(0.21)	—	(0.21)	10.63
2019	10.54	0.24	0.19	0.43	(0.23)	—	(0.23)	10.74
2018	10.71	0.24	(0.18)	0.06	(0.23)	—	(0.23)	10.54
2017	10.88	0.25	(0.16)	0.09	(0.26)	—	(0.26)	10.71
Class C2 (09/94)
2021	10.64	0.21	0.45	0.66	(0.20)	—	(0.20)	11.10
2020	10.75	0.22	(0.10)	0.12	(0.23)	—	(0.23)	10.64
2019	10.55	0.26	0.20	0.46	(0.26)	—	(0.26)	10.75
2018	10.72	0.27	(0.18)	0.09	(0.26)	—	(0.26)	10.55
2017	10.89	0.27	(0.16)	0.11	(0.28)	—	(0.28)	10.72
Class I (02/92)
2021	10.68	0.29	0.44	0.73	(0.28)	—	(0.28)	11.13
2020	10.78	0.30	(0.08)	0.22	(0.32)	—	(0.32)	10.68
2019	10.59	0.34	0.19	0.53	(0.34)	—	(0.34)	10.78
2018	10.76	0.35	(0.18)	0.17	(0.34)	—	(0.34)	10.59
2017	10.93	0.36	(0.16)	0.20	(0.37)	—	(0.37)	10.76

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

6.72%	$116,909	0.80%	2.40%	9%
1.79	97,106	0.81	2.59	18
4.90	83,241	0.84	3.06	17
1.50	67,550	0.83	3.05	23
1.65	62,412	0.82	3.09	46

5.88	10,445	1.60	1.61	9
0.98	12,507	1.61	1.79	18
4.09	11,164	1.63	2.26	17
0.61	13,027	1.63	2.26	23
0.86	14,089	1.62	2.30	46

6.26	508	1.35	1.92	9
1.14	7,468	1.36	2.05	18
4.42	11,085	1.38	2.51	17
0.84	19,597	1.38	2.51	23
1.09	24,105	1.37	2.54	46

6.93	175,495	0.60	2.59	9
2.01	130,951	0.61	2.79	18
5.14	123,900	0.64	3.26	17
1.63	86,059	0.63	3.25	23
1.87	87,944	0.62	3.31	46
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Pennsylvania
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2021	$11.19	$0.25	$ 0.31	$ 0.56	$(0.26)	$ (0.05)	$(0.31)	$11.44
2020	11.15	0.29	0.04	0.33	(0.29)	( —)*	(0.29)	11.19
2019	10.80	0.33	0.40	0.73	(0.34)	(0.04)	(0.38)	11.15
2018	10.96	0.35	(0.15)	0.20	(0.36)	—	(0.36)	10.80
2017	11.33	0.36	(0.37)	(0.01)	(0.36)	—	(0.36)	10.96
Class C (02/14)
2021	11.14	0.16	0.31	0.47	(0.17)	(0.05)	(0.22)	11.39
2020	11.11	0.20	0.03	0.23	(0.20)	( —)*	(0.20)	11.14
2019	10.76	0.24	0.40	0.64	(0.25)	(0.04)	(0.29)	11.11
2018	10.92	0.26	(0.15)	0.11	(0.27)	—	(0.27)	10.76
2017	11.28	0.27	(0.36)	(0.09)	(0.27)	—	(0.27)	10.92
Class C2 (02/94)
2021	11.15	0.19	0.31	0.50	(0.20)	(0.05)	(0.25)	11.40
2020	11.12	0.23	0.03	0.26	(0.23)	( —)*	(0.23)	11.15
2019	10.77	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)	11.12
2018	10.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)	10.77
2017	11.29	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	10.93
Class I (02/97)
2021	11.17	0.27	0.31	0.58	(0.28)	(0.05)	(0.33)	11.42
2020	11.13	0.31	0.05	0.36	(0.32)	( —)*	(0.32)	11.17
2019	10.79	0.35	0.38	0.73	(0.35)	(0.04)	(0.39)	11.13
2018	10.94	0.37	(0.14)	0.23	(0.38)	—	(0.38)	10.79
2017	11.30	0.38	(0.36)	0.02	(0.38)	—	(0.38)	10.94

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.07%	$199,228	0.77%	2.23%	16%
3.02	175,578	0.78	2.60	12
6.91	152,034	0.80	3.03	14
1.85	122,968	0.81	3.22	12
(0.02)	122,416	0.80	3.26	11

4.26	20,858	1.57	1.43	16
2.12	19,708	1.58	1.80	12
6.05	18,812	1.60	2.24	14
1.02	20,561	1.61	2.42	12
(0.77)	21,369	1.60	2.46	11

4.51	1,088	1.33	1.71	16
2.39	9,725	1.33	2.06	12
6.31	15,682	1.35	2.49	14
1.24	30,204	1.36	2.67	12
(0.52)	33,031	1.35	2.71	11

5.30	329,936	0.57	2.43	16
3.24	280,596	0.58	2.80	12
7.00	243,370	0.60	3.23	14
2.11	188,492	0.61	3.41	12
0.24	173,811	0.60	3.46	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to more than $(0.01) per share
See accompanying notes to financial statements.

Financial Highlights (continued)
Virginia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2021	$11.28	$0.25	$ 0.38	$0.63	$(0.26)	$ —	$(0.26)	$11.65
2020	11.25	0.28	0.05	0.33	(0.30)	—	(0.30)	11.28
2019	11.00	0.32	0.25	0.57	(0.32)	—	(0.32)	11.25
2018	11.18	0.33	(0.18)	0.15	(0.33)	—	(0.33)	11.00
2017	11.38	0.33	(0.21)	0.12	(0.32)	—	(0.32)	11.18
Class C (02/14)
2021	11.27	0.16	0.38	0.54	(0.17)	—	(0.17)	11.64
2020	11.24	0.19	0.05	0.24	(0.21)	—	(0.21)	11.27
2019	10.99	0.23	0.25	0.48	(0.23)	—	(0.23)	11.24
2018	11.17	0.24	(0.18)	0.06	(0.24)	—	(0.24)	10.99
2017	11.37	0.24	(0.21)	0.03	(0.23)	—	(0.23)	11.17
Class C2 (10/93)
2021	11.27	0.19	0.37	0.56	(0.20)	—	(0.20)	11.63
2020	11.24	0.22	0.05	0.27	(0.24)	—	(0.24)	11.27
2019	10.99	0.26	0.25	0.51	(0.26)	—	(0.26)	11.24
2018	11.17	0.27	(0.18)	0.09	(0.27)	—	(0.27)	10.99
2017	11.36	0.27	(0.21)	0.06	(0.25)	—	(0.25)	11.17
Class I (02/97)
2021	11.25	0.27	0.38	0.65	(0.28)	—	(0.28)	11.62
2020	11.23	0.30	0.04	0.34	(0.32)	—	(0.32)	11.25
2019	10.97	0.34	0.26	0.60	(0.34)	—	(0.34)	11.23
2018	11.15	0.35	(0.18)	0.17	(0.35)	—	(0.35)	10.97
2017	11.35	0.35	(0.21)	0.14	(0.34)	—	(0.34)	11.15

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.63%	$266,280	0.77%	2.18%	6%
2.94	228,436	0.78	2.49	10
5.34	202,986	0.80	2.93	29
1.38	180,675	0.80	3.01	26
1.08	173,725	0.79	2.96	34

4.82	21,904	1.57	1.38	6
2.13	21,219	1.58	1.69	10
4.48	18,999	1.60	2.13	29
0.56	19,949	1.60	2.21	26
0.27	21,222	1.59	2.17	34

4.97	1,165	1.32	1.67	6
2.40	11,372	1.33	1.94	10
4.74	16,218	1.35	2.39	29
0.78	28,535	1.35	2.46	26
0.58	33,801	1.34	2.41	34

5.86	379,172	0.57	2.37	6
3.06	306,442	0.58	2.69	10
5.62	226,267	0.60	3.12	29
1.55	192,830	0.60	3.21	26
1.25	190,844	0.59	3.16	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.

Notes to Financial Statements (continued)
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Municipal market data rate locks (“MMD Rate Locks”) are marked-to-market daily based upon a price supplied by a pricing service. MMD Rate Locks are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$297,239,630	$ —	$297,239,630
Common Stocks	343,723	—	—	343,723
Short-Term Investments*:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$343,723	$299,239,630	$ —	$299,583,353

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$539,048,833	$ —	$539,048,833
Common Stocks	—	10,317,521**	—	10,317,521
Short-Term Investments*:
Municipal Bonds	—	13,705,000	—	13,705,000
Investments in Derivatives:
Futures Contracts***	(12,875)	—	—	(12,875)
Swaps***	—	(292,882)	—	(292,882)
Total	$(12,875)	$562,778,472	$ —	$562,765,597

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$662,290,699	$ —	$662,290,699
Common Stocks	779,025	—	—	779,025
Short-Term Investments*:
Municipal Bonds	—	5,395,000	—	5,395,000
Total	$779,025	$667,685,699	$ —	$668,464,724

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings,

Notes to Financial Statements (continued)
and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	Maryland	Pennsylvania	Virginia
Purchases	$69,533,485	$146,335,055	$131,252,255
Sales and maturities	24,693,869	79,642,225	35,742,029
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, Pennsylvania used futures to manage the duration and yield curve exposure of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
Pennsylvania
Average notional amount of futures contracts outstanding*	$7,192,553

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Pennsylvania
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$(12,875)
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Pennsylvania	Interest rate	Futures contracts	$195,283	$5,248
MMD Rate Locks
Each Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, a Fund can create a synthetic long or short position, allowing the Fund to select what the Sub-Adviser believes is an attractive part of the yield curve. A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between a Fund and a counterparty pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Changes in the value of an MMD Rate Lock during the fiscal period are reflected as a change in unrealized appreciation (depreciation) of swaps on the Statements of Operations. The value of an MMD Rate Lock as of the end of the reporting period is reflected as unrealized appreciation (depreciation) on swaps on the Statement of Assets and Liabilities. Payments received or made by the Fund, if any, are recognized as net realized gain (loss) from swaps on the Statement of Operations.
During the period April 26, 2021 through May 31, 2021, Pennsylvania was invested in MMD Rate Locks to manage the duration and yield curve exposure of its portfolio. The average notional amount of the MMD Rate Locks outstanding for the Fund during the period April 26, 2021 through May 31, 2021 was $5,000,000.

Notes to Financial Statements (continued)
The following table presents the fair value of the MMD Rate Locks held by the Fund as of the end of the reporting period, the location of this instrument on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Pennsylvania
Interest rate	MMD Rate Lock	—	$ —	Unrealized depreciation on swaps	$(292,882)
The following table presents the Fund's MMD Rate Lock contracts subject to netting agreements and the collateral delivered related to those MMD Rate Lock contracts as of the end of the reporting period.
	Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on MMD Rate Locks*	Gross Unrealized (Depreciation) on MMD Rate Locks*	Net Unrealized Appreciation (Depreciation) on MMD Rate Locks	MMD Rate Locks Premium Paid (Received)	Financial Instruments	Collateral Pledged to (from) Counterparty	Net Exposure
Pennsylvania	Citibank National Association	$ —	$(292,882)	$(292,882)	$ —	$ —	$ —	$(292,882)
* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on MMD Rate Locks on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Pennsylvania	Interest rate	MMD Rate Lock	$ —	$(292,882)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/21		Year Ended 5/31/20
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,634,562	$ 28,925,275	2,654,801	$ 28,893,780
Class A – automatic conversion of Class C Shares	1,310	14,401	—	—
Class A – automatic conversion of Class C2 Shares	13,742	151,266	65,308	709,823
Class C	160,659	1,759,544	238,309	2,579,270
Class C2	187	2,020	16,415	177,427
Class I	5,273,031	57,982,269	4,006,678	43,301,210
Shares issued to shareholders due to reinvestment of distributions:
Class A	178,974	1,967,406	174,340	1,890,819
Class C	12,069	131,973	15,636	168,860
Class C2	5,963	65,160	12,835	138,903
Class I	243,498	2,676,288	235,196	2,550,050
	8,523,995	93,675,602	7,419,518	80,410,142
Shares redeemed:
Class A	(1,418,211)	(15,537,603)	(1,520,045)	(16,235,960)
Class C	(405,353)	(4,442,714)	(117,380)	(1,259,176)
Class C – automatic conversion to Class A Shares	(1,315)	(14,401)	—	—
Class C2	(648,086)	(7,096,250)	(293,349)	(3,177,632)
Class C2 – automatic conversion to Class A Shares	(13,783)	(151,266)	(65,501)	(709,823)
Class I	(2,011,409)	(22,074,082)	(3,466,609)	(36,669,315)
	(4,498,157)	(49,316,316)	(5,462,884)	(58,051,906)
Net increase (decrease)	4,025,838	$ 44,359,286	1,956,634	$ 22,358,236

	Year Ended 5/31/21		Year Ended 5/31/20
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,655,138	$ 41,374,925	3,674,357	$ 41,238,877
Class A – automatic conversion of Class C2 Shares	137,568	1,552,079	88,350	986,528
Class C	387,584	4,376,378	379,882	4,252,837
Class C2	156	1,754	9,932	111,311
Class I	6,476,744	73,185,809	7,016,973	78,520,112
Shares issued to shareholders due to reinvestment of distributions:
Class A	399,810	4,525,772	334,344	3,752,651
Class C	31,419	354,183	28,763	321,592
Class C2	11,011	124,145	19,934	223,235
Class I	476,745	5,387,509	402,992	4,517,186
	11,576,175	130,882,554	11,955,527	133,924,329
Shares redeemed:
Class A	(2,472,657)	(27,983,279)	(2,038,818)	(22,709,559)
Class C	(357,011)	(4,025,281)	(333,884)	(3,715,760)
Class C2	(649,579)	(7,306,801)	(479,824)	(5,391,790)
Class C2 – automatic conversion to Class A Shares	(137,943)	(1,552,079)	(88,588)	(986,528)
Class I	(3,184,948)	(35,999,674)	(4,159,070)	(46,185,442)
	(6,802,138)	(76,867,114)	(7,100,184)	(78,989,079)
Net increase (decrease)	4,774,037	$ 54,015,440	4,855,343	$ 54,935,250

Notes to Financial Statements (continued)
	Year Ended 5/31/21		Year Ended 5/31/20
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,563,634	$ 52,657,145	4,110,037	$ 46,628,513
Class A – automatic conversion of Class C2 Shares	67,837	780,811	121	1,373
Class C	334,246	3,847,376	423,926	4,828,388
Class C2	300	3,418	4,014	45,585
Class I	9,487,314	109,276,329	10,892,409	122,570,402
Shares issued to shareholders due to reinvestment of distributions:
Class A	407,327	4,700,605	428,127	4,864,040
Class C	24,109	277,908	26,653	302,588
Class C2	8,329	95,877	19,241	218,583
Class I	487,857	5,618,381	478,153	5,421,753
	15,380,953	177,257,850	16,382,681	184,881,225
Shares redeemed:
Class A	(2,434,917)	(28,114,559)	(2,328,488)	(26,201,232)
Class C	(359,000)	(4,152,065)	(257,896)	(2,921,423)
Class C2	(849,473)	(9,769,958)	(456,551)	(5,187,836)
Class C2 – automatic conversion to Class A Shares	(67,896)	(780,811)	(121)	(1,373)
Class I	(4,583,892)	(52,756,961)	(4,297,294)	(48,016,949)
	(8,295,178)	(95,574,354)	(7,340,350)	(82,328,813)
Net increase (decrease)	7,085,775	$ 81,683,496	9,042,331	$102,552,412
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Maryland	Pennsylvania	Virginia
Tax cost of investments	$279,303,521	$527,111,058	$614,087,410
Gross unrealized:
Appreciation	$ 20,748,994	$ 36,720,755	$ 55,036,901
Depreciation	(469,162)	(1,066,216)	(659,587)
Net unrealized appreciation (depreciation) of investments	$ 20,279,832	$ 35,654,539	$ 54,377,314
Permanent differences, primarily due to taxable market discount and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of May 31, 2021, the Funds' tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds' tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$217,033	$202,661	$487,242
Undistributed net ordinary income[2]	698	—	134
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2021 through May 31, 2021, and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income[3]	$6,693,032	$12,035,750	$14,458,901
Distributions from net ordinary income[2]	1,243	176,424	2,729
Distributions from net long-term capital gains[4]	—	2,427,951	—

2020	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$6,908,443	$12,501,468	$13,991,277
Distributions from net ordinary income[2]	36,355	—	65,748
Distributions from net long-term capital gains	—	25,666	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2021 .
As of May 31, 2021, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Maryland	Virginia
Not subject to expiration:
Short-term	$3,676,743	$ 7,078,597
Long-term	4,791,538	11,390,734
Total	$8,468,281	$18,469,331
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2021, the complex-level fee for each Fund was 0.1542%.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures.
Cross-Trades	Maryland	Pennsylvania
Purchases	$2,188,840	$ 901,721
Sales	—	4,025,000
Realized gain (loss)	—	—
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$214,976	$308,616	$383,625
Paid to financial intermediaries (Unaudited)	207,724	295,752	374,003
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$154,870	$264,029	$346,904

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$23,611	$36,647	$42,669
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$55,666	$5,014	$24,995
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Class C2 Shares
Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Municipal Market Data (MMD) Rate Lock: A duration management tool that permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Maryland Municipal Bond Fund (the “Maryland Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for such periods. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund outperformed its benchmark for the one-year periods ended March 31, 2021 and May 14, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year periods ended March 31, 2021 and May 14, 2021 and first quartile for the three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board recognized that the Fund’s Performance Peer Group was classified as low for relevancy for certain periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the first quartile for the three-year period ended December 31, 2020 and the second quartile for the five-year period ended December 31, 2020. While the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the three-year period ended March 31, 2021. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and second quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the five-year period, the Fund outperformed its benchmark for the one- and three-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Virginia Municipal Bond Fund (the “Virginia Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and the second quartile of its Performance Peer Group for the three-year period ended December 31, 2020. Further, while the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund outperformed its benchmark for the one-year periods ended March 31, 2021 and May 14, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year periods ended March 31, 2021 and May 14, 2021 and the first quartile for the three- and five-year periods ended March 31, 2021 and May 14, 2021. The Board, however, recognized that the Performance Peer Group was classified as low for relevancy for certain periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Maryland Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average; and (b) the Pennsylvania Fund and the Virginia Fund each had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue mar-

gins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020).
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS1-0521D1706516-INV-Y-07/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	32,075	0	102	0
Nuveen Arizona Municipal Bond Fund	30,990	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	32,020	0	0	0
Nuveen Virginia Municipal Bond Fund	32,355	0	123	0
Nuveen New Mexico Municipal Bond Fund	30,690	0	0	0
Nuveen Maryland Municipal Bond Fund	31,270	0	0	0

Total	$189,400	$0	$225	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
May 30, 2020	to Funds [1]	Billed to Funds [2]	Billed to Funds [3]	Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	31,320	0	0	0
Nuveen Arizona Municipal Bond Fund	30,265	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	31,410	0	0	0
Nuveen Virginia Municipal Bond Fund	31,645	0	417	0
Nuveen New Mexico Municipal Bond Fund	30,040	0	0	0
Nuveen Maryland Municipal Bond Fund	30,660	0	417	0

Total	$185,340	$0	$834	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Colorado Municipal Bond Fund	102	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0
Nuveen Virginia Municipal Bond Fund	123	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0
Nuveen Maryland Municipal Bond Fund	0	0	0

Total	$225	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0
Nuveen Virginia Municipal Bond Fund	417	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0
Nuveen Maryland Municipal Bond Fund	417	0	0

Total	$834	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 5, 2021